Document and Entity Information Document (USD $) In Billions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Feb. 10, 2012	Jun. 30, 2011
Document And Entity Information [Abstract]
Entity Registrant Name	AGCO CORP /DE
Entity Central Index Key	0000880266
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Document Type	S-4
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Amendment Flag	false
Entity Common Stock, Shares Outstanding		97,194,732
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 3.6

Consolidated Statements Of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Statement [Abstract]
Net sales	$ 8,773.2	$ 6,896.6	$ 6,516.4
Cost of goods sold	6,997.1	5,637.9	5,444.5
Gross profit	1,776.1	1,258.7	1,071.9
Selling, general and administrative expenses	869.3	692.1	630.1
Engineering expenses	275.6	219.6	191.9
Restructuring and other infrequent expenses	(0.7)	4.4	13.2
Amortization of intangibles	21.6	18.4	18
Income from operations	610.3	324.2	218.7
Interest expense, net	30.2	33.3	42.1
Other expense, net	19.1	16	22.2
Income before income taxes and equity in net earnings of affiliates	561	274.9	154.4
Income tax provision	24.6	104.4	57.7
Income before equity in net earnings of affiliates	536.4	170.5	96.7
Equity in net earnings of affiliates	48.9	49.7	38.7
Net income	585.3	220.2	135.4
Net loss attributable to noncontrolling interests	(2)	0.3	0.3
Net income attributable to AGCO Corporation and subsidiaries	$ 583.3	$ 220.5	$ 135.7
Net income per common share attributable to AGCO Corporation and subsidiaries:
Basic	$ 6.1	$ 2.38	$ 1.47
Diluted	$ 5.95	$ 2.29	$ 1.44
Basic	95.6	92.8	92.2
Diluted	98.1	96.4	94.1

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Statement of Financial Position [Abstract]
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	1,000,000	1,000,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	150,000,000	150,000,000
Common stock, shares, issued	97,194,732	93,143,542
Common stock, shares outstanding	97,194,732	93,143,542

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current Assets:
Cash and cash equivalents	$ 724.4	$ 719.9
Accounts and notes receivable, net	994.2	908.5
Inventories, net	1,559.6	1,233.5
Deferred tax assets	142.7	52.6
Other current assets	241.9	206.5
Total current assets	3,662.8	3,121
Property, plant and equipment, net	1,222.6	924.8
Investment in affiliates	346.3	398
Deferred tax assets	37.6	58
Other assets	126.9	130.8
Intangible assets, net	666.5	171.6
Goodwill	1,194.5	632.7
Total assets	7,257.2	5,436.9
Current Liabilities:
Current portion of long-term debt	60.1	0.1
Convertible senior subordinated notes	0	161
Securitization facilities	0	113.9
Accounts payable	937	682.6
Accrued expenses	1,080.6	883.1
Other current liabilities	127.8	72.2
Total current liabilities	2,205.5	1,912.9
Long-term debt, less current portion	1,409.7	443
Pensions and postretirement health care benefits	298.6	226.5
Deferred tax liabilities	192.3	103.9
Other noncurrent liabilities	119.9	91.4
Total liabilities	4,226	2,777.7
AGCO Corporation stockholders' equity:
Preferred stock; $0.01 par value, 1,000,000 shares authorized, no shares issued or outstanding in 2011 and 2010	0	0
Common stock; $0.01 par value, 150,000,000 shares authorized, 97,194,732 and 93,143,542 shares issued and outstanding at December 31, 2011 and December 31, 2010, respectively	1	0.9
Additional paid-in capital	1,073.2	1,051.3
Retained earnings	2,321.6	1,738.3
Accumulated other comprehensive income (loss)	(400.6)	(132.1)
Total AGCO Corporation stockholders' equity	2,995.2	2,658.4
Noncontrolling interests	36	0.8
Total stockholders' equity	3,031.2	2,659.2
Total liabilities, temporary equity and stockholders��� equity	$ 7,257.2	$ 5,436.9

Consolidated Statements of Stockholders' Equity (USD $) In Millions, except Share data, unless otherwise specified	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Pension Benefits [Member]	Cumulative Translation Adjustment [Member]	Deferred Gains (Losses) on Derivatives [Member]	Noncontrolling Interest [Member]	Comprehensive (Loss) Income attributable to AGCO Corporation and subsidiaries [Member]	Comprehensive Loss Attributable to Noncontrolling Interest [Member]
Beginning Balance at Dec. 31, 2008	$ 2,014.3
Beginning Balance Shares at Dec. 31, 2008		91,844,193
Comprehensive Income (Loss), Net of Tax, Attributable to Parent										384.4
Comprehensive Income (Loss), Net of Tax, Attributable to Noncontrolling Interest											(0.1)
Stockholders' Equity Attributable to Parent		0.9	1,061.9	1,517.8	(187.4)	(208.3)	25	(4.1)
Net income attributable to AGCO Corporation and subsidiaries	135.7			135.7						135.7
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income (loss)	135.4
Net Income (Loss) Attributable to Noncontrolling Interest	(0.3)								(0.3)		(0.3)
Issuance of restricted stock	0.6		0.6
Issuance of restricted stock shares		26,388
Issuance of performance award stock	(5.2)		(5.2)
Issuance of performance award stock, shares		581,393
Stock options and SSARs exercised, shares		1,691
Stock compensation	7.4		7.4
Investments by noncontrolling interest	1.3								1.3
Defined benefit pension plans, net of taxes:
Net actuarial gain (loss) arising during year	(75.6)				(75.6)	(75.6)				(75.6)
Amortization of net actuarial losses included in net periodic pension cost	5.4				5.4	5.4				5.4
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax, Portion Attributable to Parent	35.4				35.4			35.4		35.4
Deferred gains and losses on derivatives, net	35.4				35.4			35.4		35.4
Deferred gains and losses on derivatives held by affiliates, net	0.6				0.6			0.6		0.6
Reclassification To Temporary Equity [Abstract]
Equity component of convertible senior subordinated notes	(8.3)		(8.3)
Change in cumulative translation adjustment	283.1				282.9		282.9		0.2	282.9	0.2
Noncontrolling interests									1.2
Ending Balance at Dec. 31, 2009	2,394.4
Ending Balance Shares at Dec. 31, 2009		92,453,665
Comprehensive Income (Loss), Net of Tax, Attributable to Parent										275.8
Comprehensive Income (Loss), Net of Tax, Attributable to Noncontrolling Interest											(0.4)
Stockholders' Equity Attributable to Parent	2,658.4	0.9	1,051.3	1,738.3	(132.1)	(179.1)	48.4	(1.4)
Net income attributable to AGCO Corporation and subsidiaries	220.5			220.5						220.5
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income (loss)	220.2
Net Income (Loss) Attributable to Noncontrolling Interest	(0.3)								(0.3)		(0.3)
Issuance of restricted stock	0.7		0.7
Issuance of restricted stock shares		17,303
Issuance of performance award stock	(11.2)		(11.2)
Issuance of performance award stock, shares		555,262
Stock options and SSARs exercised, shares		56,326
Stock compensation	12.7		12.7
Conversion of 13/4% convertible senior subordinated notes, shares		60,986
Repurchase of 13/4% convertible senior subordinated notes	(21.1)		(21.1)
Defined benefit pension plans, net of taxes:
Prior service cost arising during year	(2.8)				(2.8)	(2.8)				(2.8)
Net actuarial gain (loss) arising during year	23.5				23.5	23.5				23.5
Amortization of prior service cost included in net periodic pension cost	1.8				1.8	1.8				1.8
Amortization of net actuarial losses included in net periodic pension cost	6.7				6.7	6.7				6.7
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax, Portion Attributable to Parent	2.5				2.5			2.5		2.5
Deferred gains and losses on derivatives, net	2.5				2.5			2.5		2.5
Deferred gains and losses on derivatives held by affiliates, net	0.2				0.2			0.2		0.2
Reclassification To Temporary Equity [Abstract]
Equity component of convertible senior subordinated notes	8.3		8.3
Change in cumulative translation adjustment	23.3				23.4		23.4		(0.1)	23.4	(0.1)
Noncontrolling interests	0.8								0.8
Ending Balance at Dec. 31, 2010	2,659.2
Ending Balance Shares at Dec. 31, 2010		93,143,542
Comprehensive Income (Loss), Net of Tax, Attributable to Parent										314.8
Comprehensive Income (Loss), Net of Tax, Attributable to Noncontrolling Interest											1.9
Stockholders' Equity Attributable to Parent	2,995.2	1	1,073.2	2,321.6	(400.6)	(240.2)	(156.1)	(4.3)
Net income attributable to AGCO Corporation and subsidiaries	583.3			583.3						583.3
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income (loss)	585.3
Net Income (Loss) Attributable to Noncontrolling Interest	2								2		2
Issuance of restricted stock	0.7		0.7
Issuance of restricted stock shares		12,034
Issuance of performance award stock	(1.5)		(1.5)
Issuance of performance award stock, shares		51,590
Stock options and SSARs exercised	(0.7)		(0.7)
Stock options and SSARs exercised, shares		60,992
Stock compensation	23.7		23.7
Conversion of 1 3/4% convertible senior subordinated notes		0.1	(0.1)
Conversion of 13/4% convertible senior subordinated notes, shares		3,926,574
Investments by noncontrolling interest	34.6								34.6
Distribution to noncontrolling interest	(1.5)								(1.5)
Change in fair value of noncontrolling interest			(0.2)						0.2
Defined benefit pension plans, net of taxes:
Prior service cost arising during year	(5)				(5)	(5)				(5)
Net actuarial gain (loss) arising during year	(61.8)				(61.8)	(61.8)				(61.8)
Amortization of prior service cost included in net periodic pension cost	0.1				0.1	0.1				0.1
Amortization of net actuarial losses included in net periodic pension cost	5.6				5.6	5.6				5.6
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax, Portion Attributable to Parent	(5.4)				(5.4)			(5.4)		(5.4)
Deferred gains and losses on derivatives, net	(5.4)				(5.4)			(5.4)		(5.4)
Deferred gains and losses on derivatives held by affiliates, net	2.5				2.5			2.5		2.5
Reclassification To Temporary Equity [Abstract]
Change in cumulative translation adjustment	(204.6)				(204.5)		(204.5)		(0.1)	(204.5)	(0.1)
Noncontrolling interests	36								36
Ending Balance at Dec. 31, 2011	$ 3,031.2
Ending Balance Shares at Dec. 31, 2011		97,194,732

Consolidated Statements Of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income	$ 585.3	$ 220.2	$ 135.4
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	151.9	135.9	118.8
Deferred debt issuance cost amortization	2.9	2.9	2.8
Amortization of intangibles	21.6	18.4	18
Amortization of debt discount	8.2	15.3	15
Stock compensation	24.4	13.4	8
Equity in net earnings of affiliates, net of cash received	(19)	(14.8)	(21)
Deferred income tax provision (benefit)	(127.6)	2.9	(21.9)
Other	(1.3)	0.1	1.4
Other Noncash Income (Expense)	1.3	(0.1)	(1.4)
Changes in operating assets and liabilities, net of effects from purchase of businesses:
Accounts and notes receivable, net	(0.1)	(21.2)	241.2
Inventories, net	(221)	(60.6)	277.1
Other current and noncurrent assets	(11)	(92.8)	40.8
Accounts payable	162.3	70.6	(380.3)
Accrued expenses	183.5	114.9	(68.1)
Other current and noncurrent liabilities	(34.2)	33.5	(19.3)
Total adjustments	140.6	218.5	212.5
Net cash provided by operating activities	725.9	438.7	347.9
Cash flows from investing activities:
Purchases of property, plant and equipment	(300.4)	(167.1)	(206.6)
Proceeds from sale of property, plant and equipment	1.5	0.9	2.1
Purchase of businesses, net of cash acquired	(1,018)	(81.5)	0.5
Payments to Acquire Interest in Joint Venture	8.3	25.4	17.6
Payments to Acquire Additional Interest in Subsidiaries	(34.8)	0	0
Investments in unconsolidated affiliates, net	3.7	0	(37.1)
Net cash used in investing activities	(1,363.7)	(273.1)	(184.5)
Cash flows from financing activities:
Repurchase or conversion of convertible senior subordinated notes	(161)	(60.8)	0
Proceeds from (repayment of) debt obligations, net	1,676.9	71.4	282.3
Repayments of debt obligations	(826.4)	(109.2)	(343.2)
Proceeds from issuance of common stock	0.3	0.5	0
Payment of minimum tax withholdings on stock compensation	(2.5)	(11.3)	(5.2)
Payment of debt issuance costs	(14.8)	0	(0.1)
Proceeds from (Payments to) Noncontrolling Interests	(1.5)	0	1.3
Net cash used in financing activities	671	(109.4)	(64.9)
Effect of exchange rate changes on cash and cash equivalents	(28.7)	12.3	46.8
Decrease in cash and cash equivalents	4.5	68.5	145.3
Cash and cash equivalents, beginning of period	719.9	651.4	506.1
Cash and cash equivalents, end of period	$ 724.4	$ 719.9	$ 651.4

Operations and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Operations and Summary of Significant Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
Operations and Summary of Significant Accounting Policies

Business

AGCO Corporation (“AGCO” or the “Company”) is a leading manufacturer and distributor of agricultural equipment and related replacement parts throughout the world. The Company sells a full range of agricultural equipment, including tractors, combines, hay tools, sprayers, forage equipment and implements. The Company’s products are widely recognized in the agricultural equipment industry and are marketed under a number of well-known brand names including: Challenger®, Fendt®, Massey Ferguson® and Valtra®. The Company distributes most of its products through a combination of approximately 3,100 independent dealers and distributors. In addition, the Company provides retail financing in the United States, Canada, Germany, France, the United Kingdom, Austria, Ireland, the Netherlands, Denmark, Italy, Sweden, Norway, Brazil, Argentina and Australia through its retail finance joint ventures with Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., or “Rabobank.”

Basis of Presentation

The Company’s Consolidated Financial Statements represent the consolidation of all wholly-owned companies, majority-owned companies and joint ventures where the Company has been determined to be the primary beneficiary. The Company records investments in all other affiliate companies using the equity method of accounting when it has significant influence. Other investments including those representing an ownership of less than 20% are recorded at cost. All significant intercompany balances and transactions have been eliminated in the Consolidated Financial Statements. Certain prior period amounts have been reclassified to conform to the current period presentation.

Basis of Consolidation of Joint Ventures and Other Variable Interest Entities

GIMA is a joint venture between AGCO and Claas Tractor SAS to cooperate in the field of purchasing, design and manufacturing of components for agricultural tractors. Each party has a 50% ownership interest in the joint venture and has an investment of approximately €4.2 million in the joint venture. Both parties purchase all of the production output of the joint venture. The Company does not consolidate the GIMA joint venture into the Company’s results of operations or financial position, as the Company does not have a controlling financial interest in GIMA based on the shared powers of both joint venture partners to direct the activities that most significantly impact GIMA’s financial performance.

Rabobank is a 51% owner in the Company’s retail finance joint ventures, which are located in the United States, Canada, Germany, France, the United Kingdom, Austria, Ireland, the Netherlands, Denmark, Italy, Sweden, Norway, Brazil, Argentina and Australia. The majority of the assets of the Company’s retail finance joint ventures represents finance receivables. The majority of the liabilities represents notes payable and accrued interest. Under the various joint venture agreements, Rabobank or its affiliates provide financing to the joint venture companies, primarily through lines of credit. The Company does not guarantee the debt obligations of the retail finance joint ventures. The Company’s retail finance joint ventures provide retail financing and wholesale financing to its dealers (Notes 4 and 13). The Company has determined that the retail finance joint ventures do not meet the consolidation requirements and should be accounted for under the voting interest model. In making this determination, the Company evaluated the sufficiency of the equity at risk for each retail finance joint venture, the ability of the joint venture investors to make decisions about the joint ventures’ activities that have a significant effect on the success of the entities and their economic performance, the obligations to absorb expected losses of the joint ventures, and the rights to receive expected residual returns.

On January 3, 2011, the Company acquired 50% of AGCO-Amity JV, LLC (“AGCO-Amity JV”), thereby creating a joint venture between the Company and Amity Technology LLC. AGCO-Amity JV is located in North Dakota and manufactures air-seeding and tillage equipment. As the Company has a controlling voting interest to direct the activities that most significantly impact the joint venture, the Company has consolidated the joint venture’s operations in the Company’s results of operations and financial position commencing as of and from the date of the formation of the joint venture.

On November 30, 2011, the Company acquired 80% of Shandong Dafeng Machinery Co., Ltd. (“Dafeng”) for approximately 172.0 million yuan, or approximately $27.0 million. Dafeng is located in Yanzhou, China and manufactures a complete range of corn, grain, rice and soybean harvesting machines for Chinese domestic markets. As the Company has a controlling voting interest to direct the activities that most significantly impact Dafeng, the Company has consolidated Dafeng's operations in the Company’s results of operations and financial position commencing as of and from the date of the acquisition.

Revenue Recognition

Sales of equipment and replacement parts are recorded by the Company when title and risks of ownership have been transferred to an independent dealer, distributor or other customer. Payment terms vary by market and product, with fixed payment schedules on all sales. The terms of sale generally require that a purchase order or order confirmation accompany all shipments. Title generally passes to the dealer or distributor upon shipment, and the risk of loss upon damage, theft or destruction of the equipment is the responsibility of the dealer, distributor or third-party carrier. In certain foreign countries, the Company retains a form of title to goods delivered to dealers until the dealer makes payment so that the Company can recover the goods in the event of customer default on payment. This occurs as the laws of some foreign countries do not provide for a seller’s retention of a security interest in goods in the same manner as established in the United States Uniform Commercial Code. The only right the Company retains with respect to the title are those enabling recovery of the goods in the event of customer default on payment. The dealer or distributor may not return equipment or replacement parts while its contract with the Company is in force. Replacement parts may be returned only under promotional and annual return programs. Provisions for returns under these programs are made at the time of sale based on the terms of the program and historical returns experience. The Company may provide certain sales incentives to dealers and distributors. Provisions for sales incentives are made at the time of sale for existing incentive programs. These provisions are revised in the event of subsequent modification to the incentive program. See “Accounts and Notes Receivable” for further discussion.

In the United States and Canada, all equipment sales to dealers are immediately due upon a retail sale of the equipment by the dealer with the exception of sales of grain storage and protein production systems. If not previously paid by the dealer in the United States and Canada, installment payments are required generally beginning after the interest-free period with the remaining outstanding equipment balance generally due within 12 months after shipment. Interest generally is charged on the outstanding balance six to 12 months after shipment. Sales terms of some highly seasonal products provide for payment and due dates based on a specified date during the year regardless of the shipment date. Equipment sold to dealers in the United States and Canada is paid in full on average within 12 months of shipment. Sales of replacement parts generally are payable within 30 days of shipment, with terms for some larger seasonal stock orders generally requiring payment within six months of shipment. Sales of grain storage and protein production systems generally are payable within 30 days of shipment.

In other international markets, equipment sales are generally payable in full within 30 to 180 days of shipment. Payment terms for some highly seasonal products have a specified due date during the year regardless of the shipment date. Sales of replacement parts generally are payable within 30 to 90 days of shipment, with terms for some larger seasonal stock orders generally payable within six months of shipment.

In certain markets, particularly in North America, there is a time lag, which varies based on the timing and level of retail demand, between the date the Company records a sale and when the dealer sells the equipment to a retail customer.

Foreign Currency Translation

The financial statements of the Company’s foreign subsidiaries are translated into United States currency in accordance with Accounting Standard Codification (“ASC”) 830, “Foreign Currency Matters.” Assets and liabilities are translated to United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the period. Translation adjustments are included in “Accumulated other comprehensive loss” in stockholders’ equity within the Company’s Consolidated Balance Sheets. Gains and losses, which result from foreign currency transactions, are included in the accompanying Consolidated Statements of Operations.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The estimates made by management primarily relate to accounts and notes receivable, inventories, deferred income tax valuation allowances, intangible assets and certain accrued liabilities, principally relating to reserves for volume discounts and sales incentives, warranty obligations, product liability and workers’ compensation obligations, and pensions and postretirement benefits.

Cash and Cash Equivalents

Cash at December 31, 2011 and 2010 of $320.4 million and $228.2 million, respectively, consisted primarily of cash on hand and bank deposits. The Company considers all investments with an original maturity of three months or less to be cash equivalents. Cash equivalents at December 31, 2011 and 2010 of $404.0 million and $491.7 million, respectively, consisted primarily of money market deposits, certificates of deposits and overnight investments.

Accounts and Notes Receivable

Accounts and notes receivable arise from the sale of equipment and replacement parts to independent dealers, distributors or other customers. Payments due under the Company’s terms of sale generally range from one to 12 months and are not contingent upon the sale of the equipment by the dealer or distributor to a retail customer. Under normal circumstances, payment terms are not extended and equipment may not be returned. In certain regions,with respect to most equipment sales, including the United States and Canada, the Company is obligated to repurchase equipment and replacement parts upon cancellation of a dealer or distributor contract. These obligations are required by national, state or provincial laws and require the Company to repurchase a dealer or distributor’s unsold inventory, including inventory for which the receivable has already been paid.

For sales in most markets outside of the United States and Canada, the Company does not normally charge interest on outstanding receivables with its dealers and distributors. For sales to certain dealers or distributors in the United States and Canada, interest is charged at or above prime lending rates on outstanding receivable balances after interest-free periods. These interest-free periods vary by product and generally range from one to 12 months, with the exception of certain seasonal products, which bear interest after various periods up to 23 months depending on the time of year of the sale and the dealer or distributor’s sales volume during the preceding year. For the year ended December 31, 2011, 16.9% and 3.2% of the Company’s net sales had maximum interest-free periods ranging from one to six months and seven to 12 months, respectively. Net sales with maximum interest-free periods ranging from 13 to 23 months were approximately 0.2% of the Company’s net sales during 2011. Actual interest-free periods are shorter than above because the equipment receivable from dealers or distributors in the United States and Canada is due immediately upon sale of the equipment to a retail customer. Under normal circumstances, interest is not forgiven and interest-free periods are not extended. The Company has an agreement to permit transferring, on an ongoing basis, substantially all of its wholesale interest-bearing and non-interest bearing accounts receivable in North America to its U.S. and Canadian retail finance joint ventures. Upon transfer, the receivables maintain standard payment terms, including required regular principal payments on amounts outstanding, and interest charges at market rates. The Company also has accounts receivable sales agreements that permit the sale, on an ongoing basis, of a majority of its accounts receivables in Germany, France, Austria, Norway and Sweden to the relevant AGCO Finance entities in those countries. Upon transfer, the receivables maintain standard payment terms. Qualified dealers may obtain additional financing through the Company’s U.S., Canadian and European retail finance joint ventures at the joint ventures’ discretion.

The Company provides various volume bonus and sales incentive programs with respect to its products. These sales incentive programs include reductions in invoice prices, reductions in retail financing rates, dealer commissions and dealer incentive allowances. In most cases, incentive programs are established and communicated to the Company’s dealers on a quarterly basis. The incentives are paid either at the time of invoice (through a reduction of invoice price), at the time of the settlement of the receivable, at the time of retail financing, at the time of warranty registration, or at a subsequent time based on dealer purchases. The incentive programs are product-line specific and generally do not vary by dealer. The cost of sales incentives associated with dealer commissions and dealer incentive allowances is estimated based upon the terms of the programs and historical experience, is based on a percentage of the sales price, and is recorded at the later of (a) the date at which the related revenue is recognized, or (b) the date at which the sales incentive is offered. The related provisions and accruals are made on a product or product-line basis and are monitored for adequacy and revised at least quarterly in the event of subsequent modifications to the programs. Volume discounts are estimated and recognized based on historical experience, and related reserves are monitored and adjusted based on actual dealer purchases and the dealers’ progress towards achieving specified cumulative target levels. The Company records the cost of interest subsidy payments, which is a reduction in the retail financing rates, at the later of (a) the date at which the related revenue is recognized, or (b) the date at which the sales incentive is offered. Estimates of these incentives are based on the terms of the programs and historical experience. All incentive programs are recorded and presented as a reduction of revenue due to the fact that the Company does not receive an identifiable benefit in exchange for the consideration provided. Reserves for incentive programs that will be paid either through the reduction of future invoices or through credit memos are recorded as “accounts receivable allowances” within the Company’s Consolidated Balance Sheets. Reserves for incentive programs that will be paid in cash, as is the case with most of the Company’s volume discount programs, as well as sales with incentives associated with accounts receivable sold to its U.S. and Canadian retail finance joint ventures, are recorded within “Accrued expenses” within the Company’s Consolidated Balance Sheets.

Accounts and notes receivable are shown net of allowances for sales incentive discounts available to dealers and for doubtful accounts. Cash flows related to the collection of receivables are reported within “Cash flows from operating activities” within the Company’s Consolidated Statements of Cash Flows. Accounts and notes receivable allowances at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Sales incentive discounts	$12.4	$11.3
Doubtful accounts	36.9	29.3
	$49.3	$40.6

The Company transfers certain accounts receivable under its accounts receivable sales agreements with its retail finance joint ventures (Note 4). The Company records such transfers as sales of accounts receivable when it is considered to have surrendered control of such receivables under the provisions of Accounting Standards Update (“ASU”) 2009-16, “Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets”. Cash payments are made to the Company’s U.S. and Canadian retail finance joint ventures for sales incentive discounts provided to dealers related to outstanding accounts receivables sold. The balance of such sales discount reserves that are recorded within “Accrued expenses” as of December 31, 2011 and 2010 were approximately $91.1 million and $87.4 million, respectively.

Inventories

Inventories are valued at the lower of cost or market using the first-in, first-out method. Market is current replacement cost (by purchase or by reproduction dependent on the type of inventory). In cases where market exceeds net realizable value (i.e., estimated selling price less reasonably predictable costs of completion and disposal), inventories are stated at net realizable value. Market is not considered to be less than net realizable value reduced by an allowance for an approximately normal profit margin. At December 31, 2011 and 2010, the Company had recorded $106.8 million and $86.2 million, respectively, as an adjustment for surplus and obsolete inventories. These adjustments are reflected within “Inventories, net” within the Company’s Consolidated Balance Sheets.

Inventories, net at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Finished goods	$500.0	$422.6
Repair and replacement parts	450.7	432.4
Work in process	127.6	90.2
Raw materials	481.3	288.3
Inventories, net	$1,559.6	$1,233.5

Cash flows related to the sale of inventories are reported within “Cash flows from operating activities” within the Company’s Consolidated Statements of Cash Flows.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost, less accumulated depreciation and amortization. Depreciation is provided on a straight-line basis over the estimated useful lives of ten to 40 years for buildings and improvements, three to 15 years for machinery and equipment, and three to ten years for furniture and fixtures. Expenditures for maintenance and repairs are charged to expense as incurred.
Property, plant and equipment, net at December 31, 2011 and 2010 consisted of the following (in millions):

	2011	2010
Land	$97.2	$63.6
Buildings and improvements	527.9	404.1
Machinery and equipment	1,358.1	1,166.4
Furniture and fixtures	265.7	221.9
Gross property, plant and equipment	2,248.9	1,856.0
Accumulated depreciation and amortization	(1,026.3)	(931.2)
Property, plant and equipment, net	$1,222.6	$924.8

Goodwill and Other Intangible Assets

ASC 350, “Intangibles — Goodwill and Other,” establishes a method of testing goodwill and other indefinite-lived intangible assets for impairment on an annual basis or on an interim basis if an event occurs or circumstances change that would reduce the fair value of a reporting unit below its carrying value. The Company’s annual qualitative or quantitative assessments involve determining an estimate of the fair value of the Company’s reporting units in order to evaluate whether an impairment of the current carrying amount of goodwill and other indefinite-lived intangible assets exists. A qualitative assessment evaluates whether it is more likely than not that a reporting unit’s fair value is less than its carrying amount before applying the two-step quantitative goodwill impairment test. The first step of a quantitative goodwill impairment test, used to identify potential impairment, compares the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered impaired, and, thus, the second step of the quantitative impairment test is unnecessary. If the carrying amount of a reporting unit exceeds its fair value, the second step of the quantitative goodwill impairment test is performed to measure the amount of impairment loss, if any. Fair values are derived based on an evaluation of past and expected future performance of the Company’s reporting units. A reporting unit is an operating segment or one level below an operating segment, for example, a component. A component of an operating segment is a reporting unit if the component constitutes a business for which discrete financial information is available and the Company’s executive management team regularly reviews the operating results of that component. In addition, the Company combines and aggregates two or more components of an operating segment as a single reporting unit if the components have similar economic characteristics. The Company’s reportable segments are not its reporting units.

The second step of the quantitative goodwill impairment test, used to measure the amount of impairment loss, if any, compares the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. The loss recognized cannot exceed the carrying amount of goodwill. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination; that is, the Company allocates the fair value of a reporting unit to all of the assets and liabilities of that unit (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was the price paid to acquire the reporting unit. The excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of goodwill.

The Company utilizes a combination of valuation techniques, including a discounted cash flow approach and a market multiple approach, when making its annual and interim quantitative assessments. The results of the Company’s analyses conducted as of October 1, 2011, 2010 and 2009 indicated that no reduction in the carrying amount of goodwill was required.
Changes in the carrying amount of goodwill during the years ended December 31, 2011, 2010 and 2009 are summarized as follows (in millions):

	North America	South America	Europe/Africa/ Middle East	Rest of World	Consolidated
Balance as of December 31, 2008	$3.1	$141.6	$442.3	$—	$587.0
Adjustments related to income taxes	—	—	(9.2)	—	(9.2)
Foreign currency translation	—	45.6	10.6	—	56.2
Balance as of December 31, 2009	3.1	187.2	443.7	—	634.0
Acquisition	—	—	26.8	—	26.8
Adjustments related to income taxes	—	—	(8.6)	—	(8.6)
Foreign currency translation	—	9.5	(29.0)	—	(19.5)
Balance as of December 31, 2010	3.1	196.7	432.9	—	632.7
Acquisitions	412.8	38.3	66.3	88.3	605.7
Adjustments related to income taxes	—	—	(9.1)	—	(9.1)
Foreign currency translation	—	(22.8)	(12.3)	0.3	(34.8)
Balance as of December 31, 2011	$415.9	$212.2	$477.8	$88.6	$1,194.5

During 2011, 2010 and 2009, the Company reduced goodwill for financial reporting purposes by approximately
$9.1 million, $8.6 million and $9.2 million, respectively, related to the realization of tax benefits associated with the excess tax basis deductible goodwill resulting from the Company’s acquisition of Valtra.

The Company amortizes certain acquired identifiable intangible assets primarily on a straight-line basis over their estimated useful lives, which range from five to 45 years. The acquired intangible assets have a weighted average useful life as follows:

Intangible Asset	Weighted-Average Useful Life
Customer relationships	13	years
Technology and patents	13	years
Trademarks and tradenames	21	years
Land use rights	45	years

For the years ended December 31, 2011, 2010 and 2009, acquired intangible asset amortization was $21.6 million, $18.4 million and $18.0 million, respectively. The Company estimates amortization of existing intangible assets will be
$48.7 million for 2012, $48.7 million for 2013, $40.2 million for 2014, $40.2 million for 2015, and $39.0 million for 2016.

The Company has previously determined that two of its trademarks have an indefinite useful life. The Massey Ferguson trademark has been in existence since 1952 and was formed from the merger of Massey-Harris (established in the 1890’s) and Ferguson (established in the 1930’s). The Massey Ferguson brand is currently sold in over 140 countries worldwide, making it one of the most widely sold tractor brands in the world. The Company has also identified the Valtra trademark as an indefinite-lived asset. The Valtra trademark has been in existence since the late 1990’s, but is a derivative of the Valmet trademark which has been in existence since 1951. Valtra and Valmet are used interchangeably in the marketplace today, and Valtra is recognized to be the tractor line of the Valmet name. The Valtra brand is currently sold in approximately 50 countries around the world. Both the Massey Ferguson brand and the Valtra brand are primary product lines of the Company’s business, and the Company plans to use these trademarks for an indefinite period of time. The Company plans to continue to make investments in product development to enhance the value of these brands into the future. There are no legal, regulatory, contractual, competitive, economic or other factors that the Company is aware of or that the Company believes would limit the useful lives of the trademarks. The Massey Ferguson and Valtra trademark registrations can be renewed at a nominal cost in the countries in which the Company operates.
Changes in the carrying amount of acquired intangible assets during 2011 and 2010 are summarized as follows (in millions):

	Trademarks and Tradenames	Customer Relationships	Patents and Technology	Land Use Rights	Total
Gross carrying amounts:
Balance as of December 31, 2009	$33.4	$103.3	$54.3	$—	$191.0
Acquisition	4.8	21.9	—	—	26.7
Foreign currency translation	0.2	(0.3)	(3.5)	—	(3.6)
Balance as of December 31, 2010	38.4	124.9	50.8	—	214.1
Acquisitions	79.7	396.1	36.5	8.5	520.8
Foreign currency translation	—	(9.6)	(1.6)	0.1	(11.1)
Balance as of December 31, 2011	$118.1	$511.4	$85.7	$8.6	$723.8

	Trademarks and Tradenames	Customer Relationships	Patents and Technology	Land Use Rights	Total
Accumulated amortization:
Balance as of December 31, 2009	$9.9	$63.1	$46.5	$—	$119.5
Amortization expense	1.1	10.7	6.6	—	18.4
Foreign currency translation	—	(0.1)	(2.7)	—	(2.8)
Balance as of December 31, 2010	11.0	73.7	50.4	—	135.1
Amortization expense	2.1	18.2	1.3	—	21.6
Foreign currency translation	—	(6.6)	(1.4)	—	(8.0)
Balance as of December 31, 2011	$13.1	$85.3	$50.3	$—	$148.7

Trademarks and Tradenames
Indefinite-lived intangible assets:
Balance as of December 31, 2009	$95.3
Foreign currency translation	(2.7)
Balance as of December 31, 2010	92.6
Foreign currency translation	(1.2)
Balance as of December 31, 2011	$91.4

Long-Lived Assets

The Company reviewed its long-lived assets for impairment whenever events or changes in circumstances indicated that the carrying amount of an asset may not be recoverable. An impairment loss is recognized when the undiscounted future cash flows estimated to be generated by the asset to be held and used are not sufficient to recover the unamortized balance of the asset. An impairment loss would be recognized based on the difference between the carrying values and estimated fair value. The estimated fair value is determined based on either the discounted future cash flows or other appropriate fair value methods with the amount of any such deficiency charged to income in the current year. If the asset being tested for recoverability was acquired in a business combination, intangible assets resulting from the acquisition that are related to the asset are included in the assessment. Estimates of future cash flows are based on many factors, including current operating results, expected market trends and competitive influences. The Company also evaluates the amortization periods assigned to its intangible assets to determine whether events or changes in circumstances warrant revised estimates of useful lives. Assets to be disposed of by sale are reported at the lower of the carrying amount or fair value, less estimated costs to sell.
Accrued Expenses

Accrued expenses at December 31, 2011 and 2010 consisted of the following (in millions):

	2011	2010
Reserve for volume discounts and sales incentives	$318.9	$252.1
Warranty reserves	212.7	179.0
Accrued employee compensation and benefits	220.1	168.2
Accrued taxes	139.0	115.2
Other	189.9	168.6
	$1,080.6	$883.1

Warranty Reserves

The warranty reserve activity for the years ended December 31, 2011, 2010 and 2009 consisted of the following (in millions):

	2011	2010	2009
Balance at beginning of the year	$199.5	$181.6	$183.4
Acquisitions	7.2	—	—
Accruals for warranties issued during the year	195.1	163.7	141.6
Settlements made (in cash or in kind) during the year	(152.6)	(140.1)	(150.9)
Foreign currency translation	(8.7)	(5.7)	7.5
Balance at the end of the year	$240.5	$199.5	$181.6

The Company’s agricultural equipment products are generally under warranty against defects in materials and workmanship for a period of one to four years. The Company accrues for future warranty costs at the time of sale based on historical warranty experience. Approximately $27.8 million and $20.5 million of warranty reserves are included in “Other noncurrent liabilities” in the Company’s Consolidated Balance Sheets as of December 31, 2011 and 2010, respectively.

Insurance Reserves

Under the Company’s insurance programs, coverage is obtained for significant liability limits as well as those risks required to be insured by law or contract. It is the policy of the Company to self-insure a portion of certain expected losses related primarily to workers’ compensation and comprehensive general, product and vehicle liability. Provisions for losses expected under these programs are recorded based on the Company’s estimates of the aggregate liabilities for the claims incurred.

Stock Incentive Plans

Stock compensation expense was recorded as follows (in millions). Refer to Note 10 for additional information regarding the Company’s stock incentive plans during 2011, 2010 and 2009:

	Years Ended December 31,
	2011	2010	2009
Cost of goods sold	$1.6	$0.7	$0.1
Selling, general and administrative expenses	23.0	12.9	8.2
Total stock compensation expense	$24.6	$13.6	$8.3

Research and Development Expenses

Research and development expenses are expensed as incurred and are included in engineering expenses in the Company’s Consolidated Statements of Operations.
Advertising Costs

The Company expenses all advertising costs as incurred. Cooperative advertising costs are normally expensed at the time the revenue is earned. Advertising expenses for the years ended December 31, 2011, 2010 and 2009 totaled approximately $66.3 million, $53.4 million and $51.5 million, respectively.

Shipping and Handling Expenses

All shipping and handling fees charged to customers are included as a component of net sales. Shipping and handling costs are included as a part of cost of goods sold, with the exception of certain handling costs included in selling, general and administrative expenses in the amount of $29.9 million, $26.8 million and $26.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Interest Expense, Net

Interest expense, net for the years ended December 31, 2011, 2010 and 2009 consisted of the following (in millions):

	2011	2010	2009
Interest expense	$59.0	$64.0	$65.0
Interest income	(28.8)	(30.7)	(22.9)
	$30.2	$33.3	$42.1

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Net Income Per Common Share

Basic income per common share is computed by dividing net income by the weighted average number of common shares outstanding during each period. Diluted income per common share assumes the exercise of outstanding stock options, the vesting of restricted stock and performance share awards, and the appreciation of the excess conversion value of the contingently convertible senior subordinated notes using the treasury stock method when the effects of such assumptions are dilutive.
The Company’s $201.3 million aggregate principal amount of 1 1/4% convertible senior subordinated notes provides for (i) the settlement upon conversion in cash up to the principal amount of the converted notes with any excess conversion value settled in shares of the Company’s common stock, and (ii) the conversion rate to be increased under certain circumstances if the new notes are converted in connection with certain change of control transactions. Dilution of weighted shares outstanding will depend on the Company’s stock price for the excess conversion value using the treasury stock method (Note 7). A reconciliation of net income attributable to AGCO Corporation and its subsidiaries and weighted average common shares outstanding for purposes of calculating basic and diluted income per share during the years ended December 31, 2011, 2010 and 2009 is as follows (in millions, except per share data):

	2011	2010	2009
Basic net income per share:
Net income attributable to AGCO Corporation and subsidiaries	$583.3	$220.5	$135.7
Weighted average number of common shares outstanding	95.6	92.8	92.2
Basic net income per share attributable to AGCO Corporation and subsidiaries	$6.10	$2.38	$1.47
Diluted net income per share:
Net income attributable to AGCO Corporation and subsidiaries	$583.3	$220.5	$135.7
Weighted average number of common shares outstanding	95.6	92.8	92.2
Dilutive stock options, performance share awards and restricted stock awards	0.6	0.4	0.4
Weighted average assumed conversion of contingently convertible senior subordinated notes	1.9	3.2	1.5
Weighted average number of common shares and common share equivalents outstanding for purposes of computing diluted income per share	98.1	96.4	94.1
Diluted net income per share attributable to AGCO Corporation and subsidiaries	$5.95	$2.29	$1.44

Stock-settled stock appreciation rights (“SSARs”) to purchase 0.3 million shares for each of the years ended December 31, 2011, 2010 and 2009 were outstanding but not included in the calculation of weighted average common and common equivalent shares outstanding because they had an antidilutive impact.

Comprehensive Income (Loss)

The Company reports comprehensive income (loss), defined as the total of net income (loss) and all other non-owner changes in equity and the components thereof in its Consolidated Statements of Stockholders’ Equity. The components of other comprehensive income (loss) and the related tax effects for the years ended December 31, 2011, 2010 and 2009 are as follows (in millions):

	AGCO Corporation and Subsidiaries			Noncontrolling Interests
	2011			2011
	Before-tax Amount (1)	Income Taxes	After-tax Amount	After-tax Amount
Defined benefit pension plans	$(76.0)	$14.9	$(61.1)	$—
Unrealized loss on derivatives, net (1)	(7.1)	1.6	(5.4)	—
Unrealized gain on derivatives held by affiliates	2.5	—	2.5	—
Foreign currency translation adjustments	(204.5)	—	(204.5)	(0.1)
Total components of other comprehensive income (loss)	$(285.1)	$16.5	$(268.5)	$(0.1)
____________________________________

(1)	Rounding may impact summation of amounts.

	AGCO Corporation and Subsidiaries			Noncontrolling Interest
	2010			2010
	Before-tax Amount	Income Taxes	After-tax Amount	After-tax Amount
Defined benefit pension plans	$41.7	$(12.5)	$29.2	$—
Unrealized gain on derivatives, net	3.1	(0.6)	2.5	—
Unrealized gain on derivatives held by affiliates	0.2	—	0.2	—
Foreign currency translation adjustments	23.4	—	23.4	(0.1)
Total components of other comprehensive income (loss)	$68.4	$(13.1)	$55.3	$(0.1)

	AGCO Corporation and Subsidiaries			Noncontrolling Interest
	2009			2009
	Before-tax Amount	Income Taxes	After-tax Amount	After-tax Amount
Defined benefit pension plans	$(97.6)	$27.4	$(70.2)	$—
Unrealized gain on derivatives, net	52.7	(17.3)	35.4	—
Unrealized gain on derivatives held by affiliates	0.6	—	0.6	—
Foreign currency translation adjustments	282.9	—	282.9	0.2
Total components of other comprehensive income	$238.6	$10.1	$248.7	$0.2

Financial Instruments

The carrying amounts reported in the Company’s Consolidated Balance Sheets for “Cash and cash equivalents,” “Accounts and notes receivable” and “Accounts payable” approximate fair value due to the immediate or short-term maturity of these financial instruments. The carrying amounts of long-term debt under the Company’s 4½% senior term loan and credit facility (Note 7) approximate fair value based on the borrowing rates currently available to the Company for loans with similar terms and average maturities. At December 31, 2011, the estimated fair values of the Company’s 5 7/8% senior notes and 1 1/4% convertible notes (Note 7), based on their listed market values, were $298.9 million and $252.4 million, respectively, compared to their carrying values of $300.0 million and $183.4 million, respectively. At December 31, 2010, the estimated fair values of the Company’s 6 7/8% senior subordinated notes, 1 3/4% convertible notes and 1 1/4% convertible notes (Note 7), based on their listed market values, were $271.7 million, $325.1 million and $277.1 million, respectively, compared to their carrying values of $267.7 million, $161.0 million and $175.2 million, respectively.

The Company uses foreign currency contracts to hedge the foreign currency exposure of certain receivables and payables. The contracts are for periods consistent with the exposure being hedged and generally have maturities of one year or less. These contracts are classified as non-designated derivative instruments. The Company also enters into foreign currency contracts designated as cash flow hedges of expected sales. At December 31, 2011 and 2010, the Company had foreign currency contracts outstanding with gross notional amounts of $1,232.7 million and $1,113.4 million, respectively. The Company had unrealized (losses) gains of approximately $(4.9) million and $5.6 million on foreign currency contracts at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, approximately $(1.1) million and $3.4 million, respectively, of unrealized (loss) gains were reflected in the Company’s results of operations, as the gains related to non-designated contracts. The Company’s foreign currency contracts mitigate risk due to exchange rate fluctuations because gains and losses on these contracts generally offset gains and losses on the exposure being hedged. The Company had $5.4 million of unrealized losses and $1.7 million of unrealized gains as of December 31, 2011 and 2010, respectively, related to designated cash flow hedges that were reflected in other comprehensive loss (Note 11).

The notional amounts of the foreign currency contracts do not represent amounts exchanged by the parties and, therefore, are not a measure of the Company’s risk. The amounts exchanged are calculated on the basis of the notional amounts and other terms of the contracts. The credit and market risks under these contracts are not considered to be significant. The Company’s hedging policy prohibits it from entering into any foreign currency contracts for speculative trading purposes.

Recent Accounting Pronouncements

    In September 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-09 “Compensation-Retirement Benefits-Multiemployer Plans (Subtopic 715-80): Disclosures about an Employer's Participation in a Multiemployer Plan” (“ASU 2011-09”). ASU 2011-09 requires additional disclosures about employers’ participation in multiemployer pension plans including information about the plan’s funded status if it is readily available. The ASU is effective for annual periods for fiscal years ending after December 15, 2011 and is to be applied retrospectively. The Company adopted this guidance for the year ended December 31, 2011 (Note 8).

In September 2011, the FASB issued ASU 2011-08, “Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment” (“ASU 2011-08”). ASU 2011-08 permits an entity to make a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying amount before applying the two-step goodwill impairment test. If an entity concludes it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, it need not perform the two-step impairment test. This standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption was permitted. The adoption of the ASU did not have a material impact on the Company’s results of operations or financial condition.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU 2011-05”). ASU 2011-05 eliminates the option to present other comprehensive income and its components in the statement of stockholders’ equity. Accordingly, this standard increases the prominence of other comprehensive income in financial statements by requiring comprehensive income to be presented in either a single continuous statement or in two consecutive statements reporting net income and other comprehensive income. ASU 2011-05 does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The standard initially required that reclassification adjustments from other comprehensive income be measured and presented by income statement line item on the face of the income statement. In December 2011, however, the FASB issued ASC 2011-12, “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU 2011-05.” This standard defers the requirement to present components of reclassifications of other comprehensive income on the face of the statement of operations. The deferral will become effective at the same time that ASU 2011-05 is adopted. ASU 2011-05 is effective for fiscal years and interim periods beginning after December 15, 2011 and is to be applied retrospectively. Early adoption was permitted. The Company will adopt these standards in the first quarter of 2012. The Company will present two separate but consecutive statements reporting net income and other comprehensive income for its first quarter ended March 31, 2012.

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies existing fair value measurement concepts and continues the convergence towards a uniform framework for applying fair value measurement principles. This standard requires additional disclosures for fair value measurements, primarily Level 3 measurements. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011 and is to be applied prospectively. Early adoption was prohibited. The Company does not expect that the adoption of this guidance on January 1, 2012 will have a material impact on its Consolidated Financial Statements or footnote disclosures.

In December 2010, the FASB issued ASU 2010-29, “Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations” (“ASU 2010-29”). ASU 2010-29 amends the pro forma disclosure requirements for business combinations and specifies that public companies presenting comparative financial statements should disclose revenue and earnings of the combined entity as though business combinations occurring during the year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the pro forma disclosure requirements to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combinations included in the reported pro forma revenue and earnings. The Company adopted this guidance for the year ended December 31, 2011 (Note 2).

Acquisitions	12 Months Ended
Dec. 31, 2011
Joint Venture And Acquisition [Abstract]
Acquisitions
Acquisitions

On November 30, 2011, the Company acquired GSI Holdings Corp. (“GSI”) for $932.2 million, net of approximately $27.9 million cash acquired. GSI, headquartered in Assumption, Illinois, is a leading manufacturer of grain storage and protein production systems. GSI sells its products globally through independent dealers. The acquisition of GSI provides the Company with strong positions in grain storage and protein production and the opportunity to benefit from increases in global grain production and protein demand. The acquisition was financed by the issuance of $300.0 million of 5 7/8% senior notes and the Company's new credit facility (Note 7). The Company paid $929.7 million of the purchase price during December 2011. As a result of the acquisition, the Company recorded a tax benefit of approximately $149.3 million within “Income tax (benefit) provision” in the Company's Consolidated Statement of Operations for the year ended December 31, 2011, resulting from a reversal of a portion of its previously established deferred tax valuation allowance. The reversal was required to offset deferred tax liabilities established as part of the acquisition accounting for GSI relating to acquired amortizable intangible assets (Note 6). The preliminary fair values of the assets acquired and liabilities assumed as of the acquisition date are presented in the following table (in millions):

Current assets:
Cash and cash equivalents	$27.9
Accounts receivable	63.1
Inventories	71.7
Deferred tax and other current assets	53.3
Total current assets acquired	216.0
Property, plant and equipment	72.0
Intangible assets	438.5
Goodwill	533.9
Other noncurrent assets	2.8
Total assets acquired	1,263.2
Current liabilities:
Accounts payable and accrued expenses	107.9
Other current liabilities	25.7
Total current liabilities assumed	133.6
Deferred tax liabilities	164.1
Long-term debt and other noncurrent liabilities	5.4
Total liabilities assumed	303.1
Net assets acquired	$960.1

On November 30, 2011, the Company acquired 80% of Dafeng for approximately 172.0 million yuan (or approximately $27.0 million). The Company acquired approximately $17.1 million of cash and assumed approximately $41.1 million of current indebtedness associated with the transaction. Dafeng is located in Yanzhou, China and manufactures a complete range of corn, grain, rice and soybean harvesting machines for Chinese domestic markets. The acquisition was funded with available cash on hand. The fair value of the noncontrolling interest in Dafeng of $4.6 million was recorded within “Noncontrolling interests” in the Company’s Consolidated Balance Sheet as of December 31, 2011.

On March 3, 2011, the Company acquired the remaining 50% interest of Laverda SpA (“Laverda”) for approximately €63.8 million, net of approximately €1.2 million cash acquired (or approximately $88.3 million, net). Laverda, previously an operating joint venture between AGCO and the Italian ARGO group, is located in Breganze, Italy and manufactures harvesting equipment. In addition to producing Laverda-branded combines, the Breganze factory manufactures mid-range combine harvesters for the Company’s Massey Ferguson, Fendt and Challenger brands for distribution in Europe, Africa and the Middle East. The Company’s 100% ownership of Laverda includes ownership in Fella-Werke GMBH, a German manufacturer of grass and hay machinery. The acquisition was funded with available cash on hand. In addition, as a result of the acquisition, the Company recorded a gain of approximately $0.7 million on the remeasurement of the previously held equity interest within the Company’s Consolidated Statement of Operations for the year ended December 31, 2011. The fair value of the 50% previously held equity interest as of the acquisition date was approximately €53.6 million (or approximately $74.2 million). The fair value assessment was determined based on various valuation techniques including market multiples and discounted cash flow projections.

On January 3, 2011, the Company acquired 50% of AGCO-Amity JV for approximately $25.0 million, net of approximately $5.0 million cash acquired, thereby creating a joint venture between the Company and Amity Technology LLC. The joint venture had approximately $6.2 million of indebtedness as of the date of acquisition. AGCO-Amity JV is located in North Dakota and manufactures air-seeding and tillage equipment. The investment was funded with available cash on hand. As the Company has a controlling voting interest to direct the activities that most significantly impact the joint venture, the Company has consolidated the joint venture’s operations in the Company’s Consolidated Financial Statements commencing as of and from the date of the formation of the joint venture. The goodwill and other identifiable intangible assets recorded represent 100% of the value of these assets within the joint venture’s financial position. The fair value of the noncontrolling interest in AGCO-Amity JV of $30.0 million was recorded within “Noncontrolling Interests” in the Company’s Consolidated Balance Sheet as of December 31, 2011.

The results of operations for the GSI, Dafeng, Laverda and AGCO-Amity JV acquisitions have been included in the Company’s Consolidated Financial Statements as of and from the dates of the respective acquisitions. The Company allocated the purchase price of each acquisition to the assets acquired and liabilities assumed based on preliminary estimates of their fair values as of the respective acquisition dates. In general, the acquired assets of the Dafeng, Laverda and AGCO-Amity JV acquisitions consisted primarily of accounts receivable, property, plant and equipment, inventories and other identifiable intangible assets. The liabilities assumed generally consisted of accounts payable and current indebtedness.
The acquired other identifiable intangible assets associated with the GSI, Dafeng, Laverda and AGCO-Amity JV acquisitions are summarized collectively in the following table (in millions):

Intangible Asset	Amount	Weighted-Average Useful Life
Distribution network	$394.0	14	years
Tradenames and trademarks	80.0	17	years
Technology	36.5	13	years
Land use rights	8.5	45	years
	$519.0

The Company recorded approximately $606.6 million of goodwill associated with the acquisitions of GSI, Dafeng, Laverda and AGCO-Amity JV. This goodwill generally results from the value of the cash flows expected to be generated in the future compared to the asset intensity of each business. None of the goodwill recognized is expected to be deductible for income tax purposes. The goodwill recorded is reported as follows in the Company’s geographical reportable segments:

Geographical Reportable Segment
North America	$412.8
South America	38.3
Europe/Africa/Middle East	67.2
Rest of World	88.3
$606.6

On December 15, 2010, the Company acquired Sparex for approximately £51.6 million, net of approximately £2.7 million cash acquired (or approximately $81.5 million, net). Sparex, headquartered in Exeter, United Kingdom, is a global distributor of accessories and tractor replacement parts serving the agricultural aftermarket, with operations in 17 countries. The acquisition was financed with available cash on hand. The Company allocated the purchase price to the assets acquired and liabilities assumed based on their fair values as of the acquisition date. The acquired net assets consisted primarily of accounts receivable, property, plant and equipment, inventories, tradenames, trademarks and other identifiable intangible assets. The Company recorded approximately $28.6 million of tradename, trademark and customer relationship intangible assets and
$25.9 million of goodwill associated with the acquisition of Sparex. The goodwill recorded was reported within the Company’s Europe/Africa/Middle East geographical reportable segment.

The acquired other identifiable intangible assets of Sparex are summarized in the following table (in millions):

Intangible Asset	Amount	Weighted-Average Useful Life
Customer relationships	$23.8	12	years
Tradenames and trademarks	4.8	30	years
	$28.6

The following unaudited pro forma data summarizes the results of operations for the years ended December 31, 2011 and 2010, respectively, as if the GSI, Dafeng, Laverda AGCO-Amity JV and Sparex acquisitions had occurred as of
January 1, 2010. The unaudited pro forma information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated cost savings from operating synergies. The unaudited pro forma financial information has been adjusted to give effect to adjustments that are directly related to the business combination, factually supportable, and expected to have a continuing impact. The adjustments include the application of the Company’s accounting policies, depreciation and amortization related to fair value adjustments to property, plant and equipment, intangible assets and inventory, tax-related adjustments and the impact of the Company’s issuance of $300.0 million of 5 7/8% senior notes and new credit facility, which were used to finance the acquisition of GSI. This unaudited pro forma information has been prepared for comparative purposes only and does not purport to represent what the results of operations of the Company actually would have been had the transactions occurred on the date indicated or what the results of operations may be in any future period (in millions, except per share data):

	Year Ended December 31,
	2011	2010
Net sales	$9,512.7	$7,939.9
Net income attributable to AGCO Corporation and subsidiaries	626.6	210.4
Net income per common share attributable to AGCO Corporation and subsidiaries:
Basic	$6.55	$2.27
Diluted	$6.39	$2.18

The Company recorded approximately $249.4 million of net sales and approximately $2.5 million of net income for GSI, Dafeng, Laverda and AGCO-Amity JV since their respective acquisition dates in its Consolidated Statement of Operations for the year ended December 31, 2011.

Restructuring and Other Infrequent Expenses	12 Months Ended
Dec. 31, 2011
Restructuring and Other Infrequent Expenses [Abstract]
Restructuring and Other Infrequent Expenses
Restructuring and Other Infrequent (Income) Expenses

The Company recorded restructuring and other infrequent (income) expense of $(0.7) million, $4.4 million and $13.2 million for the years ended December 31, 2011, 2010 and 2009, respectively. The income in 2011 primarily related to the Company's reversal of previously accrued legally required severance payments associated with the rationalization of its French operations. The charges in 2010 primarily related to severance and other related costs associated with the Company’s rationalization of its operations in Denmark, Spain, Finland and France. The charges in 2009 primarily related to severance and other related costs associated with the Company’s rationalization of its operations in France, the United Kingdom, Finland, Germany, the United States and Denmark.

European and North American Manufacturing and Administrative Headcount Reductions

During 2009 and 2010, the Company announced and initiated several actions to rationalize employee headcount at various manufacturing facilities, including those located in France, Finland, Germany and the United States, as well as at various administrative offices located in the United Kingdom, Spain and the United States. During 2009 and 2010, the Company recorded severance and other related costs of approximately $12.9 million and $2.2 million, respectively, associated with such actions. As of December 31, 2010, approximately $1.5 million of severance and other related costs were accrued associated with such actions, and 611 of 653 employees expected to be terminated had been terminated. During 2011, the Company recorded a reversal of approximately $0.9 million of previously accrued, legally required severance payments associated with the rationalization of its French operations. Due to the improvement in European market conditions in 2011, certain employees previously identified to be terminated in France were not terminated as planned. The Company also recorded approximately $0.2 million of additional severance and other related costs during 2011 associated with the French rationalization. The net restructuring and other infrequent income was recorded within the Company’s Europe/Africa/Middle East geographical segment. During 2011, the Company paid approximately $0.6 million of severance and other related costs. A majority of the remaining $0.3 million of severance and other related costs accrued as of December 31, 2011 are expected to be paid and the remaining two of the original 653 employees identified for termination are expected to be terminated during the first quarter of 2012.

Randers, Denmark closure
In November 2009, the Company announced the closure of its assembly operations located in Randers, Denmark. The Company ceased operations in July 2010 and completed the transfer of the assembly operations to its harvesting equipment manufacturing operations, Laverda, located in Breganze, Italy, in August 2010. The Company recorded approximately $0.4 million and $2.2 million of expenses during 2009 and 2010, respectively, associated with the facility closure, primarily related to employee retention payments, which were accrued over the term of the retention period. During 2010 and 2011, the Company paid approximately $1.9 million and $0.8 million, respectively, of severance, retention and other related costs associated with the closure and as of December 31, 2011, all 79 employees had been terminated.

Accounts Receivable Sales Agreements And Securitization Facilities	12 Months Ended
Dec. 31, 2011
Accounts Receivable Sales Agreements And Securitization Facilities [Abstract]
Accounts Receivable Sales Agreements And Securitization Facilities
Accounts Receivable Sales Agreements and Securitization Facilities

At December 31, 2011 and 2010, the Company had accounts receivable sales agreements that permit the sale, on an ongoing basis, of substantially all of its wholesale interest-bearing and non-interest bearing receivables in North America to its U.S. and Canadian retail finance joint ventures. As of December 31, 2011 and 2010, the cash received from receivables sold under the U.S. and Canadian accounts receivable sales agreements was approximately $517.5 million and $531.2 million, respectively.

At December 31, 2011 and 2010, the Company also had accounts receivable sales agreements that permit the sale, on an ongoing basis, of a majority of its wholesale receivables in Germany, France, Austria, Norway and Sweden to the relevant retail finance joint ventures in those countries. As of December 31, 2011 and 2010, cash received from receivables sold under these accounts receivable sales agreements in Europe was approximately $310.0 million and $169.2 million, respectively.
Under the terms of the accounts receivable agreements in North America and Europe, the Company pays an annual servicing fee related to the servicing of the receivables sold. The Company also pays the respective AGCO Finance entities a subsidized interest payment with respect to the sales agreements, calculated based upon LIBOR plus a margin on any non-interest bearing accounts receivable outstanding and sold under the sales agreements. These fees were reflected within losses on the sales of receivables included within “Other expense, net” in the Company's Consolidated Statements of Operations. The Company does not service the receivables after the sale occurs and does not maintain any direct retained interest in the receivables. The Company reviewed its accounting for the accounts receivable sales agreements and determined that these facilities should be accounted for as off-balance sheet transactions.
The Company’s former European accounts receivable securitization facilities expired in October 2011. Wholesale accounts receivable were sold on a revolving basis to commercial paper conduits under the European facility through a wholly-owned qualified special purpose entity in the United Kingdom. Losses on sales of receivables under the European securitization facilities were reflected within “Interest expense, net” in the Company’s Consolidated Statements of Operations during 2011, 2010 and 2009.
Losses on sales of receivables associated with the accounts receivable financing facilities discussed above, reflected within “Other expense, net” and “Interest expense, net” in the Company’s Consolidated Statements of Operations, were approximately $22.0 million and $16.1 million during 2011 and 2010, respectively. Losses on sales of receivables primarily from the Company’s former European, U.S. and Canadian securitization facilities was approximately $15.6 million in 2009 and was reflected within “Other expense, net” in the Company’s Consolidated Statements of Operations.

The Company’s retail finance joint ventures in Brazil and Australia also provide wholesale financing to the Company’s dealers. The receivables associated with these arrangements are without recourse to the Company. The Company does not service the receivables after the sale occurs and does not maintain any direct retained interest in the receivables. As of December 31, 2011 and 2010, these retail finance joint ventures had approximately $62.0 million and $50.2 million, respectively, of outstanding accounts receivable associated with these arrangements. The Company reviewed its accounting for these arrangements and determined that these arrangements should be accounted for as off-balance sheet transactions.

In addition, the Company sells certain trade receivables under factoring arrangements to other financial institutions around the world. The Company reviewed the sale of such receivables and determined that these arrangements should be accounted for as off-balance sheet transactions.

Investments in Affiliates	12 Months Ended
Dec. 31, 2011
Investments in Affiliates [Abstract]
Investments in Affiliates
Investments in Affiliates

Investments in affiliates as of December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Retail finance joint ventures	$322.2	$305.7
Manufacturing joint ventures	14.3	82.5
Other joint ventures	9.8	9.8
	$346.3	$398.0

The Company’s manufacturing joint ventures as of December 31, 2011 consisted of GIMA and a joint venture with a third-party manufacturer to produce engines in South America. The manufacturing joint ventures as of December 31, 2010 also included Laverda, which was previously an operating joint venture between the Company and the Italian ARGO group. On March 3, 2011, the Company acquired the remaining 50% interest in Laverda (Note 2). The other joint ventures represent minority investments in farm equipment manufacturers, distributors and licensees.

The Company’s equity in net earnings of affiliates for the years ended December 31, 2011, 2010 and 2009 were as follows (in millions):

	2011	2010	2009
Retail finance joint ventures	$43.6	$43.4	$36.4
Manufacturing and other joint ventures	5.3	6.3	2.3
	$48.9	$49.7	$38.7

Summarized combined financial information of the Company’s retail finance joint ventures as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 were as follows (in millions):

	As of December 31,
	2011	2010
Total assets	$7,738.4	$7,092.8
Total liabilities	7,080.8	6,469.0
Partners’ equity	657.6	623.8

	For the Years Ended December 31,
	2011	2010	2009
Revenues	$364.2	$352.9	$335.8
Costs	220.5	212.2	229.0
Income before income taxes	$143.7	$140.7	$106.8

The majority of the assets of the Company’s retail finance joint ventures represents finance receivables. The majority of the liabilities represents notes payable and accrued interest. Under the various joint venture agreements, Rabobank or its affiliates provide financing to the joint venture companies (Note 13).

At December 31, 2011 and 2010, the Company's receivables from affiliates were approximately $122.9 million and $106.3 million, respectively. The receivables from affiliates are reflected within Accounts and notes receivable, net within the Company's Consolidated Balance Sheets.

The portion of the Company’s retained earnings balance that represents undistributed retained earnings of equity method investees was approximately $208.2 million and $184.9 million as of December 31, 2011 and 2010, respectively

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Expense (Benefit) [Abstract]
Income Taxes
Income Taxes

The sources of income (loss) before income taxes and equity in net earnings of affiliates were as follows for the years ended December 31, 2011, 2010 and 2009 (in millions):

	2011	2010	2009
United States	$1.6	$(53.5)	$(29.7)
Foreign	559.4	328.4	184.1
Income before income taxes and equity in net earnings of affiliates	$561.0	$274.9	$154.4

The provision for income taxes by location of the taxing jurisdiction for the years ended December 31, 2011, 2010 and 2009 consisted of the following (in millions):

	2011	2010	2009
Current:
United States:
Federal	$(6.1)	$(7.1)	$(4.0)
State	—	—	0.2
Foreign	158.3	108.6	83.4
	152.2	101.5	79.6
Deferred:
United States:
Federal	(148.9)	0.1	(0.4)
State	—	—	—
Foreign	21.3	2.8	(21.5)
	(127.6)	2.9	(21.9)
	$24.6	$104.4	$57.7

At December 31, 2011, the Company’s foreign subsidiaries had approximately $2.7 billion of undistributed earnings. These earnings are considered to be indefinitely invested, and, accordingly, no income taxes have been provided on these earnings. Determination of the amount of unrecognized deferred taxes on these earnings is not practical; however, unrecognized foreign tax credits would be available to reduce a portion of the tax liability.

A reconciliation of income taxes computed at the United States federal statutory income tax rate (35%) to the provision for income taxes reflected in the Company’s Consolidated Statements of Operations for the years ended December 31, 2011, 2010 and 2009 is as follows (in millions):

	2011	2010	2009
Provision for income taxes at United States federal statutory rate of 35%	$196.3	$96.2	$53.9
State and local income taxes, net of federal income tax benefit	1.4	(0.9)	0.7
Taxes on foreign income which differ from the United States statutory rate	(31.8)	(4.0)	16.4
Tax effect of permanent differences	(13.5)	(10.2)	20.7
Change in valuation allowance	(150.7)	0.7	(38.8)
Change in tax contingency reserves	23.1	21.7	3.3
Other	(0.2)	0.9	1.5
	$24.6	$104.4	$57.7

The “change in valuation allowance” for the year ended December 31, 2011 includes a reversal of approximately $149.3 million of valuation allowance previously established against the Company’s deferred tax assets in the United States. The reversal was required to offset deferred tax liabilities established as part of the acquisition accounting for GSI primarily related to acquired amortizable intangible assets, as well as other valuation adjustments and carry-over tax attributes. The “change in valuation allowance” for the year ended December 31, 2009 includes a $39.5 million favorable adjustment, which was fully offset by a write-off of certain foreign tax assets reflected in “tax effects of permanent differences.” Due to the fact that these tax assets had not been expected to be utilized in future years, the Company had previously maintained a valuation allowance against the tax assets. Accordingly, this write-off resulted in no impact to the Company’s income tax provision for the year ended December 31, 2009.

The significant components of the deferred tax assets and liabilities at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Deferred Tax Assets:
Net operating loss carryforwards	$181.6	$210.7
Sales incentive discounts	44.7	41.1
Inventory valuation reserves	24.5	18.4
Pensions and postretirement health care benefits	93.7	74.5
Warranty and other reserves	127.5	88.1
Other	26.2	33.6
Total gross deferred tax assets	498.2	466.4
Valuation allowance	(145.8)	(262.5)
Total net deferred tax assets	352.4	203.9
Deferred Tax Liabilities:
Tax over book depreciation and amortization	338.1	178.3
Other	27.7	32.0
Total deferred tax liabilities	365.8	210.3
Net deferred tax assets (liabilities)	$(13.4)	$(6.4)
Amounts recognized in Consolidated Balance Sheets:
Deferred tax assets — current	$142.7	$52.6
Deferred tax assets — noncurrent	37.6	58.0
Other current liabilities	(1.4)	(13.1)
Other noncurrent liabilities	(192.3)	(103.9)
	$(13.4)	$(6.4)

The Company recorded a net deferred tax liability of $13.4 million and $6.4 million as of December 31, 2011 and 2010, respectively. As reflected in the preceding table, the Company established a valuation allowance of $145.8 million and $262.5 million as of December 31, 2011 and 2010, respectively.

The change in the valuation allowance for the years ended December 31, 2011, 2010 and 2009 was a decrease of $116.7 million, an increase of $0.8 million, and a decrease of $32.7 million, respectively. A valuation allowance is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company assessed the likelihood that its deferred tax assets would be recovered from estimated future taxable income and available tax planning strategies and determined that the valuation allowance at December 31, 2011 and 2010 was appropriate. In making this assessment, all available evidence was considered, including the current economic climate, as well as reasonable tax planning strategies. The Company believes it is more likely than not that the Company will realize the remaining deferred tax assets, net of the valuation allowance, in future years.

The Company had net operating loss carryforwards of $685.5 million as of December 31, 2011, with expiration dates as follows: 2012 — $1.1 million; 2013 — $0.4 million; 2015 — $69.0 million; 2016 — $132.8 million; and thereafter or unlimited — $482.2 million. These net operating loss carryforwards included United States net loss carryforwards of $335.4 million and foreign net operating loss carryforwards of $350.1 million. The Company paid income taxes of $116.4 million, $88.3 million and $67.8 million for the years ended December 31, 2011, 2010 and 2009, respectively.

At December 31, 2011 and 2010, the Company had $71.1 million and $48.2 million, respectively, of unrecognized income tax benefits, all of which would affect the Company’s effective tax rate if recognized. At December 31, 2011 and 2010, the Company had approximately $23.0 million and $14.2 million, respectively, of accrued or deferred taxes related to uncertain income tax positions connected with ongoing income tax audits in various jurisdictions that it expects to settle or pay in the next 12 months. The Company accrues interest and penalties related to unrecognized tax benefits in its provision for income taxes. At December 31, 2011 and 2010, the Company had accrued interest and penalties related to unrecognized tax benefits of $7.6 million and $5.2 million, respectively.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits as of and during the year ended December 31, 2011 and 2010 are as follows (in millions):

	2011	2010
Gross unrecognized income tax benefits	$48.2	$21.8
Additions for tax positions of the current year	18.9	17.3
Additions for tax positions of prior years	9.7	10.3
Reductions for tax positions of prior years for:
Changes in judgments	(1.5)	—
Settlements during the period	—	—
Lapses of applicable statute of limitations	(2.5)	(0.8)
Foreign currency translation	(1.7)	(0.4)
Gross unrecognized income tax benefits	$71.1	$48.2

The Company and its subsidiaries file income tax returns in the United States and in various state, local and foreign jurisdictions. The Company and its subsidiaries are routinely examined by tax authorities in these jurisdictions. As of December 31, 2011, a number of income tax examinations in other foreign jurisdictions were currently ongoing. It is possible that certain of these ongoing examinations may be resolved within 12 months. Due to the potential for resolution of federal, state and foreign examinations, and the expiration of various statutes of limitation, it is reasonably possible that the Company’s gross unrecognized income tax benefits balance may materially change within the next 12 months. Due to the number of jurisdictions and issues involved and the uncertainty regarding the timing of any settlements, the Company is unable at this time to provide a reasonable estimate of such change that may occur within the next 12 months. Although there are ongoing examinations in various jurisdictions, the 2008 through 2011 tax years generally remain subject to examination in the United States by federal and state authorities. In the Company’s significant foreign jurisdictions, primarily the United Kingdom, France, Germany, Switzerland, Finland and Brazil, the 2006 through 2011 tax years generally remain subject to examination by their respective tax authorities.

During 2010, changes in U.K. tax legislation affected the taxation of certain distributable profits of subsidiary companies that have not yet been repatriated to the United Kingdom. As a result of these legislative changes, approximately $5.0 million of other tax contingency reserves were reclassified to the gross unrecognized income tax benefits reserves. The net impact of changes in the gross unrecognized tax benefits reserves to the income statement for 2010 was an increase of $21.7 million

Indebtedness	12 Months Ended
Dec. 31, 2011
Indebtedness [Abstract]
Long-term Debt [Text Block]
Indebtedness

Indebtedness consisted of the following at December 31, 2011 and 2010 (in millions):

	December 31, 2011	December 31, 2010
6 7/8% Senior subordinated notes due 2014	$—	$267.7
5 7/8% Senior notes due 2021	300.0	—
4½% Senior term loan due 2016	259.4	—
Credit facility	665.0	—
1 3/4% Convertible senior subordinated notes due 2033	—	161.0
1 1/4% Convertible senior subordinated notes due 2036	183.4	175.2
Securitization facilities	—	113.9
Other long-term debt	62.0	0.2
	1,469.8	718.0
Less: Current portion of long-term debt	(60.1)	(0.1)
1 3/4% Convertible senior subordinated notes due 2033	—	(161.0)
Securitization facilities	—	(113.9)
Total indebtedness, less current portion	$1,409.7	$443.0

At December 31, 2011, the aggregate scheduled maturities of long-term debt, excluding the current portion of long-term debt, are as follows (in millions):

2013	$21.9
2014	22.1
2015	41.3
2016	825.7
2017	—
Thereafter	498.7
$1,409.7

Convertible senior subordinated notes

The following table sets forth as of December 31, 2011 and 2010 the carrying amount of the equity component, the principal amount of the liability component, the unamortized discount and the net carrying amount of the Company’s former 1 3/4% convertible senior subordinated notes and its 1 1/4% convertible senior subordinated notes (in millions):

	December 31,
	2011	2010
1¾% Convertible senior subordinated notes due 2033:
Carrying amount of the equity component	$—	$16.1

Principal amount of the liability component	$—	$161.0
Less: unamortized discount	—	—
Net carrying amount	$—	$161.0
1¼% Convertible senior subordinated notes due 2036:
Carrying amount of the equity component	$54.3	$54.3

Principal amount of the liability component	$201.3	$201.3
Less: unamortized discount	(17.9)	(26.1)
Net carrying amount	$183.4	$175.2

The following table sets forth the interest expense recognized for the years ended December 31, 2011, 2010 and 2009 relating to both the contractual interest coupon and the amortization of the discount on the liability component for the former 1 3/4% convertible senior subordinated notes and the 1 1/4% convertible senior subordinated notes (in millions):

	Years Ended December 31,
	2011	2010	2009
1¾% Convertible senior subordinated notes:
Interest expense	$0.9	$10.8	$11.3
1¼% Convertible senior subordinated notes:
Interest expense	$10.7	$10.2	$9.8

The effective interest rate on the liability component for the former 1 3/4% convertible senior subordinated notes and the 1 1/4% convertible senior subordinated notes for each of the years ended December 31, 2011, 2010 and 2009 was 6.1% for both notes. The unamortized discount for the former 1 3/4% convertible senior subordinated notes was amortized through December 2010 and the unamortized discount for the 1 1/4% convertible senior subordinated notes will be amortized through December 2013 as these were or are the earliest dates that the notes’ holders could or can require the Company to repurchase the notes.

Cash payments for interest were approximately $47.1 million, $47.0 million and $51.1 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company’s $201.3 million of 1 1/4% convertible senior subordinated notes due December 15, 2036, issued in December 2006, provide for (i) the settlement upon conversion in cash up to the principal amount of the notes with any excess conversion value settled in shares of the Company’s common stock, and (ii) the conversion rate to be increased under certain circumstances if the notes are converted in connection with certain change of control transactions occurring prior to December 15, 2013. Interest is payable on the notes at 1 1/4% per annum, payable semi-annually in arrears in cash on June 15 and December 15 of each year. The notes are convertible into shares of the Company’s common stock at an effective price of $40.73 per share, subject to adjustment. This reflects an initial conversion rate for the notes of 24.5525 shares of common stock per $1,000 principal amount of notes. The notes contain certain anti-dilution provisions designed to protect the holders’ interests. If a change of control transaction that qualifies as a “fundamental change” occurs on or prior to December 15, 2013, under certain circumstances the Company will increase the conversion rate for the notes converted in connection with the transaction by a number of additional shares (as used in this paragraph, the “make whole shares”). A fundamental change is any transaction or event in connection with which 50% or more of the Company’s common stock is exchanged for, converted into, acquired for or constitutes solely the right to receive consideration that is not at least 90% common stock listed on a U.S. national securities exchange, or approved for quotation on an automated quotation system. The amount of the increase in the conversion rate, if any, will depend on the effective date of the transaction and an average price per share of the Company’s common stock as of the effective date. No adjustment to the conversion rate will be made if the price per share of common stock is less than $31.33 per share or more than $180.00 per share. The number of additional make whole shares range from 7.3658 shares per $1,000 principal amount at $31.33 per share to 0.0083 shares per $1,000 principal amount at $180.00 per share for the year ended December 15, 2012, with the number of make whole shares generally declining over time. If the acquirer or certain of its affiliates in the fundamental change transaction has publicly traded common stock, the Company may, instead of increasing the conversion rate as described above, cause the notes to become convertible into publicly traded common stock of the acquirer, with principal of the notes to be repaid in cash, and the balance, if any, payable in shares of such acquirer common stock. At no time will the Company issue an aggregate number of shares of the Company’s common stock upon conversion of the notes in excess of 31.9183 shares per $1,000 principal amount thereof. If the holders of the Company’s common stock receive only cash in a fundamental change transaction, then holders of the notes will receive cash as well. Holders may convert the notes only under the following circumstances: (1) during any fiscal quarter, if the closing sales price of the Company’s common stock exceeds 120% of the conversion price for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter; (2) during the five business day period after a five consecutive trading day period in which the trading price per note for each day of that period was less than 98% of the product of the closing sale price of the Company’s common stock and the conversion rate; (3) if the notes have been called for redemption; or (4) upon the occurrence of certain corporate transactions. Beginning December 15, 2013, the Company may redeem any of the notes at a redemption price of 100% of their principal amount, plus accrued interest, as well as settle any excess conversion value with shares of the Company’s common stock. Holders of the notes may require the Company to repurchase the notes at a repurchase price of 100% of their principal amount, plus accrued interest, on December 15, 2013, 2016, 2021, 2026 and 2031, as well as settle any excess conversion value with shares of the Company’s common stock. Holders may also require the Company to repurchase all or a portion of the notes upon a fundamental change, as defined in the indenture, at a repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus any accrued and unpaid interest. The notes are senior subordinated obligations and are subordinated to all of the Company’s existing and future senior indebtedness and effectively subordinated to all debt and other liabilities of the Company’s subsidiaries.

The Company’s former 1 3/4% convertible senior subordinated notes due December 31, 2033, issued in June 2005, provided for the settlement upon conversion in cash up to the principal amount of the notes with any excess conversion value settled in shares of the Company’s common stock. The notes were unsecured obligations and were convertible into cash and shares of the Company’s common stock upon satisfaction of certain conditions. Interest was payable semi-annually in arrears on June 30 and December 31 of each year. The notes were convertible into shares of the Company’s common stock at an effective price of $22.36 per share, subject to adjustment. This reflected an initial conversion rate for the notes of 44.7193 shares of common stock per $1,000 principal amount of notes. The notes contained certain anti-dilution provisions designed to protect the holders’ interests. Holders were able to convert the notes only under the following circumstances: (1) during any fiscal quarter, if the closing sales price of the Company’s common stock exceeded 120% of the conversion price for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter; (2) during the five business day period after a five consecutive trading day period in which the trading price per note for each day of that period was less than 98% of the product of the closing sale price of the Company’s common stock and the conversion rate; (3) if the notes had been called for redemption; or (4) upon the occurrence of certain corporate transactions.

As of December 31, 2010, the closing sales price of the Company’s common stock had exceeded 120% of the conversion price of the 1¾% convertible senior subordinated notes for at least 20 trading days in the 30 consecutive trading days ending December 31, 2010, and, therefore, the Company classified the notes as a current liability. Future classification of the 1¼% convertible senior subordinated notes between current and long-term debt is dependent on the closing sales price of the Company’s common stock during future quarters.
During 2011, holders of the Company’s 1¾% convertible senior subordinated notes converted approximately $161.0 million of principal amount of the notes. The Company issued 3,926,574 shares associated with the $195.9 million excess conversion value of the notes. The Company reflected the repayment of the principal of the notes totaling $161.0 million within “Repurchase or conversion of convertible senior subordinated notes” within the Company’s Consolidated Statement of Cash Flows for the year ended December 31, 2011. During 2010, the Company repurchased approximately $37.5 million of principal amount of its 1¾% convertible senior subordinated notes plus accrued interest for approximately $58.1 million. The repurchase included approximately $21.1 million associated with the excess conversion value of the notes and resulted in a loss on extinguishment of approximately $0.2 million reflected in “Interest expense, net.” The Company reflected both the repurchase of the principal and the excess conversion value of the notes totaling $58.1 million within “Repurchase or conversion of convertible senior subordinated notes” in the Company’s Consolidated Statement of Cash Flows for the year ended December 31, 2010. In addition, during 2010, holders of the Company’s 1 3/4% convertible senior subordinated notes converted $2.7 million of principal amount of the notes. The Company issued 60,986 shares associated with the $2.7 million excess conversion value of the notes. The loss on extinguishment associated with the conversions of the notes was less than $0.1 million and was reflected in “Interest expense, net.” The Company reflected the repayment of the principal of the notes totaling $2.7 million within “Repurchase or conversion of convertible senior subordinated notes” within the Company’s Consolidated Statement of Cash Flows for the year ended December 31, 2010.

5 7/8%  Senior notes

On December 5, 2011, the Company completed its offering of $300.0 million of 5 7/8% senior notes due 2021 and received proceeds of approximately $296.6 million, after offering related fees and expenses. The Company used the net proceeds to fund a portion of the acquisition of GSI. The notes constitute senior unsecured and unsubordinated indebtedness. Interest is payable on the notes semi-annually in arrears on June 1 and December 1 of each year. At any time prior to September 1, 2021, the Company may redeem the notes, in whole or in part from time to time, at its option, at a redemption price equal to the greater of: (i) 100%of the principal amount plus accrued and unpaid interest, including additional interest, if any, to, but excluding, the redemption date; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the date of redemption) discounted to the redemption date at the treasury rate plus 0.5%, plus accrued and unpaid interest, including additional interest, if any. Beginning September 1, 2021, the Company may redeem the notes, in whole or in part from time to time, at its option, at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest, including additional interest, if any.
4 1/2% Senior term loan

The Company’s former €200.0 million of 6 7/8% senior subordinated notes due April 15, 2014, issued in April 2004, were redeemed at a price of 101.146% of their principal amount on May 2, 2011. The Company recorded a loss of approximately $3.1 million associated with the premium paid to the holders of the Company's former 6 7/8% senior subordinated notes and a write-off of approximately $1.2 million of unamortized deferred debt issuance costs associated with the redemption within “Interest expense, net” in the Company’s Consolidated Statements of Operations. The Company funded the redemption of the notes with a new €200.0 million term loan with Rabobank. The new term loan is due May 2, 2016. The Company has the ability to prepay the term loan before the maturity date. Interest is payable on the notes at 4 1/2% per annum, payable quarterly in arrears on March 31, June 30, September 30, and December 31 of each year. The term loan contains covenants restricting, among other things, the incurrence of indebtedness and the making of certain payments, including dividends, and is subject to acceleration in the event of default. The Company also has to fulfill financial covenants with respect to a total debt to EBITDA ratio and an interest coverage ratio.

Credit facility

On December 1, 2011, the Company entered into a new credit facility agreement providing for a $1.0 billion revolving credit and term loan facility, consisting of a $600.0 million multi-currency revolving credit facility and a $400.0 million term loan facility. The Company used the credit facility together with the $300.0 million 5 7/8% senior notes previously discussed, to fund the acquisition of GSI. The new credit facility replaced the Company’s former $300.0 million revolving credit facility, as discussed below. The maturity date of the new credit facility is December 1, 2016. The Company is required to make quarterly payments towards the term loan of $5.0 million commencing March 2012 increasing to $10.0 million commencing March 2015. Interest accrues on amounts outstanding under the credit facility, at the Company’s option, at either (1) LIBOR plus a margin ranging from 1.0% to 2.0% based on the Company’s leverage ratio, or (2) the base rate, which is equal to the higher of (i) the administrative agent’s base lending rate for the applicable currency, (ii) the federal funds rate plus 0.5%, and (iii) one-month LIBOR for loans denominated in US dollars plus 1.0% plus a margin ranging from 0.0% to 0.5% based on the Company’s leverage ratio. The credit facility contains covenants restricting, among other things, the incurrence of indebtedness and the making of certain payments, including dividends, and is subject to acceleration in the event of a default. The Company also has to fulfill financial covenants with respect to a total debt to EBITDA ratio and an interest coverage ratio. As of December 31, 2011, the Company had $665.0 million of outstanding borrowings under the credit facility and availability to borrow approximately $335.0 million.

The Company recorded $14.8 million of deferred costs associated with the issuance of its $300.0 million
5 7/8% senior notes and the establishment of its new credit facility within “Other assets” in the Company’s Consolidated Balance Sheet.

Former multi-currency revolving credit facility

The Company’s former credit facility provided for a $300.0 million unsecured multi-currency revolving credit facility. Interest accrued on amounts outstanding under the facility, at the Company’s option, at either (1) LIBOR plus a margin ranging between 1.00% and 1.75% based upon the Company’s total debt ratio or (2) the higher of the administrative agent’s base lending rate or one-half of one percent over the federal funds rate plus a margin ranging between 0.0% and 0.5% based upon the Company’s total debt ratio. The facility contained covenants restricting, among other things, the incurrence of indebtedness and the making of certain payments, including dividends, and was subject to acceleration in the event of a default, as defined in the facility. The Company also had to fulfill financial covenants with respect to a total debt to EBITDA ratio and an interest coverage ratio, as defined in the former credit facility. As of December 31, 2010, the Company had no outstanding borrowings under the former credit facility and the availability to borrow was $290.2 million.

Standby letters of credit and similar instruments

The Company has arrangements with various banks to issue standby letters of credit or similar instruments, which guarantee the Company’s obligations for the purchase or sale of certain inventories and for potential claims exposure for insurance coverage. At December 31, 2011 and 2010, outstanding letters of credit totaled $15.6 million and $9.8 million, respectively.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Pension and Other Postretirement Benefit Expense [Abstract]
Employee Benefit Plans
Employee Benefit Plans

The Company sponsors defined benefit pension plans covering certain employees, principally in the United States, the United Kingdom, Germany, Finland, Norway, France, Switzerland, Australia and Argentina. The Company also provides certain postretirement health care and life insurance benefits for certain employees principally in the United States and Brazil.

During 2010, the Company determined that its GIMA joint venture should no longer be consolidated into the Company’s results of operations or financial position as the Company does not have a controlling financial interest in GIMA. The amounts disclosed below for the year ended December 31, 2009 have been retroactively restated to reflect the deconsolidation of GIMA.

Net annual pension costs for the years ended December 31, 2011, 2010 and 2009 are set forth below (in millions):

Pension benefits	2011	2010	2009
Service cost	$14.4	$15.2	$8.8
Interest cost	40.1	38.4	36.7
Expected return on plan assets	(37.1)	(32.8)	(29.5)
Amortization of net actuarial loss	6.4	8.6	6.5
Amortization of prior service (credit) cost	(0.2)	2.2	(0.2)
Settlement loss	0.1	—	0.1
Special termination benefits and other	0.2	0.1	—
Net annual pension cost	$23.9	$31.7	$22.4

The weighted average assumptions used to determine the net annual pension costs for the Company’s pension plans for the years ended December 31, 2011, 2010 and 2009 are as follows:

	2011	2010	2009
All plans:
Weighted average discount rate	5.6%	5.7%	6.6%
Weighted average expected long-term rate of return on plan assets	7.0%	7.0%	7.0%
Rate of increase in future compensation	2.5-4.5%	2.5-4.5%	3.0-4.0%
U.S.-based plans:
Weighted average discount rate	5.4%	5.5%	6.25%
Weighted average expected long-term rate of return on plan assets	8.0%	8.0%	8.0%
Rate of increase in future compensation	N/A	N/A	N/A

Net annual postretirement benefit costs for the years ended December 31, 2011, 2010 and 2009 are set forth below (in millions, except percentages):

Postretirement benefits	2011	2010	2009
Service cost	$0.1	$0.1	$0.1
Interest cost	1.6	1.5	1.7
Amortization of prior service credit	(0.3)	(0.3)	(0.3)
Amortization of unrecognized net loss	0.3	0.2	0.3
Net annual postretirement benefit cost	$1.7	$1.5	$1.8
Weighted average discount rate	5.6%	5.65%	6.33%

The following tables set forth reconciliations of the changes in benefit obligation, plan assets and funded status as of December 31, 2011 and 2010 (in millions):

	Pension Benefits		Postretirement Benefits
Change in benefit obligation	2011	2010	2011	2010
Benefit obligation at beginning of year	$713.4	$728.2	$28.8	$28.1
Service cost	14.4	15.2	0.1	0.1
Interest cost	40.1	38.4	1.6	1.5
Plan participants’ contributions	1.8	1.6	—	—
Actuarial loss (gain)	41.6	(3.4)	3.0	0.9
Acquisitions	8.9	—	—	—
Amendments	0.7	3.3	—	—
Settlements	(0.6)	—	—	—
Curtailments	—	(0.5)	—	—
Benefits paid	(46.7)	(44.7)	(1.6)	(1.9)
Special termination benefits and other	0.2	0.3	0.1	—
Foreign currency exchange rate changes	(7.9)	(25.0)	(0.2)	0.1
Benefit obligation at end of year	$765.9	$713.4	$31.8	$28.8

			Postretirement Benefits
	Pension Benefits
Change in plan assets	2011	2010	2011	2010
Fair value of plan assets at beginning of year	$529.1	$489.2	$—	$—
Actual return on plan assets	7.7	66.7	—	—
Employer contributions	32.4	31.2	1.5	1.8
Plan participants’ contributions	1.8	1.6	—	—
Benefits paid	(46.7)	(44.7)	(1.6)	(1.9)
Settlements	(0.6)	—	—	—
Other	—	0.1	0.1	0.1
Foreign currency exchange rate changes	(2.9)	(15.0)	—	—
Fair value of plan assets at end of year	$520.8	$529.1	$—	$—
Funded status	$(245.1)	$(184.3)	$(31.8)	$(28.8)
Unrecognized net actuarial loss	299.3	234.9	9.4	6.7
Unrecognized prior service (credit) cost	(0.3)	(1.2)	0.1	(0.2)
Accumulated other comprehensive loss	(299.0)	(233.7)	(9.5)	(6.5)
Net amount recognized	$(245.1)	$(184.3)	$(31.8)	$(28.8)

Amounts recognized in Consolidated Balance Sheets:
Other long-term asset	$0.2	$0.5	$—	$—
Other current liabilities	(6.6)	(5.0)	(1.9)	(1.7)
Pensions and postretirement health care benefits (noncurrent)	(238.7)	(179.8)	(29.9)	(27.1)
Net amount recognized	$(245.1)	$(184.3)	$(31.8)	$(28.8)

Accrued pension costs of approximately $4.1 million and $3.2 million have been classified as current liabilities within “Accrued expenses” in the Company’s Consolidated Balance Sheets as of December 31, 2011 and 2010, respectively, related to the Company’s phased retirement plan obligations in Germany.

As of December 31, 2011, the Company’s accumulated other comprehensive loss included a net actuarial loss of approximately $299.3 million and a net prior service credit of approximately $0.3 million related to the Company’s defined benefit pension plans. The estimated net actuarial loss and net prior service credit for defined benefit pension plans expected to be amortized from the Company’s accumulated other comprehensive loss during the year ended December 31, 2012 are approximately $9.4 million and $0.1 million, respectively.

As of December 31, 2011, the Company’s accumulated other comprehensive loss included a net actuarial loss of approximately $9.4 million and a net prior service cost of approximately $0.1 million related to the Company’s U.S. and Brazilian postretirement health care benefit plans. The estimated net actuarial loss and net prior service credit for postretirement health care benefit plans expected to be amortized from the Company’s accumulated other comprehensive loss during the year ended December 31, 2012 are approximately $0.4 million and $0.2 million, respectively.

The weighted average assumptions used to determine the benefit obligation for the Company’s pension plans as of December 31, 2011 and 2010 are as follows:

	2011	2010
All plans:
Weighted average discount rate	5.1%	5.6%
Rate of increase in future compensation	2.5-4.5%	2.5-4.5%
U.S.-based plans:
Weighted average discount rate	4.6%	5.4%
Rate of increase in future compensation	N/A	N/A

The weighted average discount rate used to determine the benefit obligation for the Company’s postretirement benefit plans for the years ended December 31, 2011 and 2010 was 4.8% and 5.6%, respectively.

The aggregate projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension and other postretirement plans with accumulated benefit obligations in excess of plan assets were $790.8 million , $714.9 million and $514.1 million, respectively, as of December 31, 2011 and $735.4 million, $669.5 million and $521.9 million, respectively, as of December 31, 2010. The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the Company’s U.S-based qualified pension plans with accumulated benefit obligations in excess of plan assets were $49.7 million, $49.7 million and $33.5 million, respectively, as of December 31, 2011, and $47.5 million, $47.5 million and $35.9 million, respectively, as of December 31, 2010. The Company’s accumulated comprehensive loss as of December 31, 2011 reflects a reduction of equity of $308.5 million, net of taxes of $82.3 million, primarily related to the Company’s U.K. pension plan where the projected benefit obligation exceeded the plan assets. In addition, the Company’s accumulated comprehensive loss as of December 31, 2011 reflects a reduction of equity of approximately $0.8 million, net of taxes of $0.2 million, related to the Company’s GIMA joint venture. The amount represents 50% of GIMA’s unrecognized net actuarial losses and unrecognized prior service cost associated with its pension plan. The Company’s accumulated comprehensive loss as of December 31, 2010 reflected a reduction of equity of $240.2 million, net of taxes of $67.3 million, primarily related to the Company’s U.K. pension plan where the projected benefit obligation exceeded the plan assets. In addition, the Company’s accumulated comprehensive loss as of December 31, 2010 reflected a reduction of equity of approximately $0.9 million, net of taxes of $0.3 million, related to the Company’s GIMA and Fella joint ventures. The amount represented 50% of GIMA’s unrecognized net actuarial losses and unrecognized prior service cost associated with its pension plan and 50% of Fella’s unrecognized net actuarial losses associated with its pension plan. In March 2011, the Company acquired the remaining 50% of Laverda and Fella, which were previously operating joint ventures (Note 2). Therefore, 100% of Fella’s unrecognized net actuarial losses associated with its pension plan have been included in the Company’s accumulated comprehensive loss as of December 31, 2011.

For the years ended December 31, 2011 and 2010, the Company used a discount rate setting methodology in the countries where its largest benefit obligations exist to take advantage of a more globally consistent methodology. In the United States, the United Kingdom and the Euro Zone, the Company constructed a hypothetical bond portfolio of high quality corporate bonds and then applied the cash flows of the Company’s benefit plans to those bond yields to derive a discount rate. The bond portfolio and plan-specific cash flows vary by country, but the methodology in which the yield curve is constructed is consistent. In the United States, the bond portfolio is large enough to result in taking a “settlement approach” to derive the discount rate, where high quality corporate bonds are assumed to be purchased and the resulting coupon payments and maturities are used to satisfy the Company’s largest U.S. pension plan’s projected benefit payments. In the United Kingdom and the Euro Zone, the discount rate is derived using a “yield curve approach,” where an individual spot rate, or zero coupon bond yield, for each future annual period is developed to discount each future benefit payment and, thereby, determine the present value of all future payments.

For the year ended December 31, 2009, the Company based the discount rate used to determine the projected benefit obligation for its U.S. pension plans, postretirement health care benefit plans and its Executive Nonqualified Pension Plan (“ENPP”) by matching the projected cash flows of its largest pension plan to the Citigroup Pension Discount Curve. For the U.K. plan, the Company derived the discount rate based on a yield curve developed from the constituents of the Merrill Lynch AA- rated corporate bond index. The discount rate for the U.K. plan for the year ended December 31, 2009 was a single weighted-average rate based on the approximate future cash flows of the plan. For countries within the Euro Zone, the Company derived an AA-rated corporate bond yield curve by selecting bonds included in the iBoxx corporate indices and creating a discount rate curve based on a series of model cash flows. Discount rates for each plan were then determined based on each plan’s liability duration. The indices used in the United States, the United Kingdom and other countries were chosen to match the expected plan obligations and related expected cash flows at that time.

Investment strategy and concentration of risk

The weighted average asset allocation of the Company’s U.S. pension benefit plans as of December 31, 2011 and 2010 are as follows:

Asset Category	2011	2010
Large and small cap domestic equity securities	37%	28%
International equity securities	13%	14%
Domestic fixed income securities	21%	22%
Other investments	29%	36%
Total	100%	100%

The weighted average asset allocation of the Company’s non-U.S. pension benefit plans as of December 31, 2011 and 2010 are as follows:

Asset Category	2011	2010
Equity securities	40%	41%
Fixed income securities	36%	34%
Other investments	24%	25%
Total	100%	100%

ASC 820, “Fair Value Measurements” (“ASC 820”), establishes a framework for measuring fair value. The framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under ASC 820 are described as follows:

Level 1: Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.

Level 2: Inputs to the valuation methodology include:

•	quoted prices for similar assets or liabilities in active markets;

•	quoted prices for identical or similar assets or liabilities in inactive markets;

•	inputs other than quoted prices that are observable for the asset or liability; and

•	inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3: Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The Company’s valuation techniques are designed to maximize the use of observable inputs and minimize the use of unobservable inputs. The Company uses the following valuation methodologies to measure the fair value of the plan assets:

Equity Securities: Equity securities are valued on the basis of the closing price per unit on each business day as reported on the applicable exchange.

Fixed Income: Fixed income securities are valued using the closing prices in the active market in which the fixed income investment trades. Fixed income funds are valued using the NAV of the fund, which is based on the fair value of the underlying securities.

Cash: These investments primarily consist of short term investment funds which are valued using the net asset value.

Alternative Investments and Pooled Funds: These investments are reported at fair value as determined by the general partner of the alternative investment or pooled fund. The “market approach” valuation technique is used to value investments in these funds. The funds are typically open-end funds as they generally offer subscription and redemption options to investors. The frequency of such subscriptions or redemptions is dictated by each fund's governing documents. The amount of liquidity provided to investors in a particular fund is generally consistent with the liquidity and risk associated with the underlying portfolio (i.e., the more liquid the investments in the portfolio, the greater the liquidity provided to investors). Liquidity of individual funds varies based on various factors and may include “gates,” “holdbacks” and “side pockets” imposed by the manager of the fund, as well as redemption fees that may also apply. Investments in these funds are typically valued utilizing the net asset valuations provided by their underlying investment managers, general partners or their administrators. The funds consider subscription and redemption rights, including any restrictions on the disposition of the interest, in its determination of the fair value.

Insurance Contracts: Insurance contracts are valued using current prevailing interest rates.
The fair value of the Company’s pension assets as of December 31, 2011 is as follows (in millions):

	Total	Level 1	Level 2	Level 3
Equity securities:
Global equities	$128.1	$128.1	$—	$—
Non-U.S. equities	4.5	4.5	—	—
U.K. equities	57.5	57.5	—	—
U.S. large cap equities	5.1	5.1	—	—
U.S. small cap equities	4.1	4.1	—	—
Total equity securities	199.3	199.3	—	—
Fixed income:
Aggregate fixed income	9.5	9.5	—	—
International fixed income	166.1	166.1	—	—
Total fixed income share(1)	175.6	175.6	—	—
Cash and equivalents:
Cash	5.0	—	5.0	—
Total cash and equivalents	5.0	—	5.0	—
Alternative investments(2)	119.8	—	—	119.8
Miscellaneous funds(3)	21.1	—	—	21.1
Total assets	$520.8	$374.9	$5.0	$140.9
______________________________________

(1)	75% of "fixed income" securities are in investment-grade corporate bonds; 21% are in government treasuries; and 4% are in other various fixed income securities.

(2)
23% of "alternative investments" are in multi-strategy funds; 17% are in long-short equity funds; 15% are in event-driven funds; 15% are in relative value funds; 13% are in credit funds; and 17% are distributed in hedged and non-hedged funds.

(3)	“Miscellaneous funds” is comprised of pooled funds in Australia and insurance contracts in Finland, Norway and Switzerland.

The following is a reconciliation of Level 3 assets as of December 31, 2011 (in millions):

	Total	Alternative Investments	Miscellaneous Funds
Beginning balance as of December 31, 2010	$145.1	$126.2	$18.9
Actual return on plan assets:
(a) Relating to assets still held at reporting date	(2.4)	(4.0)	1.6
(b) Relating to assets sold during period	(0.3)	(0.3)	—
Purchases, sales and /or settlements	15.2	13.9	1.3
Transfers in and /or out of Level 3	(15.6)	(15.6)	—
Foreign currency exchange rate changes	(1.1)	(0.4)	(0.7)
Ending balance as of December 31, 2011	$140.9	$119.8	$21.1

The fair value of the Company’s pension assets as of December 31, 2010 is as follows (in millions):

	Total	Level 1	Level 2	Level 3
Equity securities:
Global equities	$140.5	$140.5	$—	$—
Non-U.S. equities	5.3	5.3	—	—
U.K. equities	53.8	53.8	—	—
U.S. large cap equities	5.3	5.3	—	—
U.S. small cap equities	3.7	3.7	—	—
Total equity securities	208.6	208.6	—	—
Fixed income:
Aggregate fixed income	7.5	7.5	—	—
International fixed income	157.0	157.0	—	—
Total fixed income share(1)	164.5	164.5	—	—
Cash and equivalents:
Cash	10.9	—	10.9	—
Total cash and equivalents	10.9	—	10.9	—
Alternative investments(2)	126.2	—	—	126.2
Miscellaneous funds(3)	18.9	—	—	18.9
Total assets	$529.1	$373.1	$10.9	$145.1
_______________________________________

(1)	42% of “fixed income” securities are in government treasuries; 23% are in investment-grade corporate bonds; 10% are in foreign bonds; and 25% are in other various fixed income securities.

(2)
29% of “alternative investments” are in long-short equity funds; 14% are in multi-strategy funds; 14% are in event-driven funds; 12% are in relative value funds; 8% are in credit funds; and 23% are distributed in hedged and non-hedged funds.

(3)	“Miscellaneous funds” is comprised of pooled funds in Australia and various contracts in Finland, Norway and Switzerland.

The following is a reconciliation of Level 3 assets as of December 31, 2010 (in millions):

	Total	Alternative Investments	Miscellaneous Funds
Beginning balance as of December 31, 2009	$144.3	$127.6	$16.7
Actual return on plan assets:
(a) Relating to assets still held at reporting date	8.5	7.7	0.8
(b) Relating to assets sold during period	0.4	0.4	—
Purchases, sales and /or settlements	(1.5)	(3.1)	1.6
Transfers in and /or out of Level 3	(2.0)	(2.0)	—
Foreign currency exchange rate changes	(4.6)	(4.4)	(0.2)
Ending balance as of December 31, 2010	$145.1	$126.2	$18.9

All tax-qualified pension fund investments in the United States are held in the AGCO Corporation Master Pension Trust. The Company’s global pension fund strategy is to diversify investments across broad categories of equity and fixed income securities with appropriate use of alternative investment categories to minimize risk and volatility. The primary investment objective of the Company’s pension plans is to secure participant retirement benefits. As such, the key objective in the pension plans’ financial management is to promote stability and, to the extent appropriate, growth in funded status.

The investment strategy for the plans’ portfolio of assets balances the requirement to generate returns with the need to control risk. The asset mix is recognized as the primary mechanism to influence the reward and risk structure of the pension fund investments in an effort to accomplish the plans’ funding objectives. The overall investment strategy for the U.S.-based pension plans is to achieve a mix of approximately 20% of assets for the near-term benefit payments and 80% for longer-term growth. The overall U.S. pension funds invest in a broad diversification of asset types. The Company’s U.S. target allocation of retirement fund investments is 40% large- and small-cap domestic equity securities, 15% international equity securities, 20% broad fixed income securities and 25% in alternative investments. The Company has noted that over very long periods, this mix of investments would achieve an average return in excess of 7.85%. In arriving at the choice of an expected return assumption of 7.75% as of December 31, 2011 for its U.S.-based plans, the Company has tempered this historical indicator with lower expectations for returns and equity investment in the future as well as the administrative costs of the plans. The overall investment strategy for the non-U.S. based pension plans is to achieve a mix of approximately 32% of assets for the near-term benefit payments and 68% for longer-term growth. The overall non-U.S. pension funds invest in a broad diversification of asset types. The Company’s non-U.S. target allocation of retirement fund investments is 40% equity securities, 30% broad fixed income investments and 30% in alternative investments. The majority of the Company’s non-U.S. pension fund investments are related to the Company’s pension plan in the United Kingdom. The Company has noted that over very long periods, this mix of investments would achieve an average return in excess of 7.5%. In arriving at the choice of an expected return assumption of 7% for its U.K.-based plans, the Company has tempered this historical indicator with lower expectations for returns and equity investment in the future as well as the administrative costs of the plans.

Equity securities primarily include investments in large-cap and small-cap companies located across the globe. Fixed income securities include corporate bonds of companies from diversified industries, mortgage-backed securities, agency mortgages, asset-backed securities and government securities. Alternative and other assets include investments in hedge fund of funds that follow diversified investment strategies. To date, the Company has not invested pension funds in its own stock, and has no intention of doing so in the future.

Within each asset class, careful consideration is given to balancing the portfolio among industry sectors, geographies, interest rate sensitivity, dependence on economic growth, currency and other factors affecting investment returns. The assets are managed by professional investment firms, who are bound by precise mandates and are measured against specific benchmarks. Among asset managers, consideration is given, among others, to balancing security concentration, issuer concentration, investment style and reliance on particular active investment strategies.

For measuring the expected U.S. postretirement benefit obligation at December 31, 2011, the Company assumed an 8.0% health care cost trend rate for 2012, decreasing to 5.0% by 2018. For measuring the expected U.S. postretirement benefit obligation at December 31, 2010, the Company assumed an 8.5% health care cost trend rate for 2010, decreasing to 5.0% by 2018. For measuring the Brazilian postretirement benefit plan obligation at December 31, 2011 and 2010, the Company assumed a 10.0% health care cost trend rate for 2011 and 2010, respectively, decreasing to 5.5% by 2021 and 2020, respectively. Changing the assumed health care cost trend rates by one percentage point each year and holding all other assumptions constant would have the following effect to service and interest cost for 2011 and the accumulated postretirement benefit obligation at December 31, 2011 (in millions):

	One Percentage Point Increase	One Percentage Point Decrease
Effect on service and interest cost	$0.2	($0.2)
Effect on accumulated benefit obligation	$3.4	($2.9)

The Company currently estimates its minimum contributions to its U.S.-based defined pension plans for 2012 will aggregate approximately $4.3 million. The Company currently estimates its benefit payments for 2012 to its U.S.-based postretirement health care and life insurance benefit plans will aggregate approximately $1.8 million and its benefits for 2012 to its Brazilian postretirement health care benefit plans will aggregate approximately $0.1 million. The Company currently estimates its minimum contributions for underfunded plans and benefit payments for unfunded plans for 2012 to its
non-U.S.- based defined pension plans will aggregate approximately $31.3 million, of which approximately $20.7 million relates to its U.K. pension plan.
During 2011, approximately $47.3 million of benefit payments were made related to the Company’s pension plans. At December 31, 2011, the aggregate expected benefit payments for all of the Company’s pension plans are as follows (in millions):

2012	$47.1
2013	45.9
2014	49.0
2015	50.2
2016	46.5
2017 through 2021	248.6
$487.3

During 2011, approximately $1.6 million of benefit payments were made related to the Company’s U.S. and Brazilian postretirement benefit plans. At December 31, 2011, the aggregate expected benefit payments for the Company’s U.S. and Brazilian postretirement benefit plans are as follows (in millions):

2012	$1.9
2013	2.1
2014	2.1
2015	2.1
2016	2.2
2017 through 2021	11.5
$21.9

The Company participates in a small number of multiemployer plans in the Netherlands and Sweden. The Company has assessed and determined that none of the multiemployer plans which it participates in are individually, or in the aggregate, significant to the Company's financial statements. The Company does not expect to incur a withdrawal liability or expect to significantly increase its contributions over the remainder of the multiemployer plans' contract periods.

The ENPP provides a group of senior Company executives with retirement income for a period of 15 years based on a percentage of their average final salary and bonus, reduced by the executive’s social security benefits and 401(k) employer matching contributions account, as if the executive had made the maximum contribution. The benefit paid to the executives ranges from 2.25% to 3.00% of the highest three non-consecutive years of their respective base salaries plus bonus in the final ten years of employment prior to their termination (“final earnings”) multiplied by credited years of service, with a maximum benefit of 60% of the final earnings, depending on the level of the executive. For nearly all participants, benefits under the ENPP vest if the participant has attained age 50 with at least ten years of service (five years of which include years of participation in the ENPP), but are not payable until the participant reaches age 65 or upon termination of services because of death or disability, adjusted to reflect payment prior to age 65.

Net annual ENPP cost and the measurement assumptions for the plans for the years ended December 31, 2011, 2010 and 2009 are set forth below (in millions, except percentages):

	2011	2010	2009
Service cost	$1.8	$1.4	$1.2
Interest cost	1.0	0.9	0.8
Amortization of prior service cost	0.6	0.5	0.5
Recognized actuarial loss (gain)	0.1	—	(0.1)
Net annual ENPP costs	$3.5	$2.8	$2.4
Discount rate	5.4%	5.5%	6.25%
Rate of increase in future compensation	5.0%	5.0%	5.0%

The following tables set forth reconciliations of the changes in benefit obligation and funded status as of December 31, 2011 and 2010 (in millions):

Change in benefit obligation	2011	2010
Benefit obligation at beginning of year	$20.5	$16.5
Service cost	1.8	1.4
Interest cost	1.0	0.9
Actuarial loss	4.0	2.3
Amendments	4.5	0.2
Benefits paid	(0.8)	(0.8)
Benefit obligation at end of year	$31.0	$20.5
Funded status	$(31.0)	$(20.5)
Unrecognized net actuarial loss	6.9	3.0
Unrecognized prior service cost	6.5	2.6
Accumulated other comprehensive loss	(13.4)	(5.6)
Net amount recognized	$(31.0)	$(20.5)
Amounts recognized in Consolidated Balance Sheets:
Other current liabilities	$(1.0)	$(0.9)
Pensions and postretirement health care benefits (noncurrent)	(30.0)	(19.6)
Net amount recognized	$(31.0)	$(20.5)

The weighted average discount rate used to determine the benefit obligation for the ENPP for the years ended December 31, 2011 and 2010 was 4.6% and 5.4%, respectively.

At December 31, 2011, the Company’s accumulated other comprehensive loss included a net actuarial loss of approximately $6.9 million and a net prior service cost of approximately $6.5 million related to the ENPP. The estimated net actuarial loss and net prior service cost related to the ENPP expected to be amortized from the Company’s accumulated other comprehensive loss during the year ended December 31, 2012 are approximately $0.3 million and $0.9 million, respectively.

At December 31, 2011 and 2010, the Company recorded a reduction to equity of $13.4 million and $5.6 million, respectively, related to the unfunded projected benefit obligation of the ENPP. As the Company was not benefiting from losses for tax purposes in the United States, there was no tax impact to these charges.

During 2011, approximately $0.8 million of benefit payments were made related to the ENPP. At December 31, 2011, the aggregate expected benefit payments for the ENPP are as follows (in millions):

2012	$1.0
2013	1.3
2014	1.3
2015	0.9
2016	1.1
2017 through 2021	13.6
$19.2

The Company maintains separate defined contribution plans covering certain employees primarily in the United States, the United Kingdom and Brazil. Under the plans, the Company contributes a specified percentage of each eligible employee’s compensation. The Company contributed approximately $9.6 million, $9.0 million and $9.1 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company participates in a small number of multiemployer plans in the Netherlands and Sweden. The Company has assessed and determined that none of the multiemployer plans which it participates in are individually or in aggregate significant to the Company’s Consolidated Financial Statements. The Company does not expect to incur a withdrawal liability or expect to significantly increase its contributions over the remainder of the contract period.

Common Stock	12 Months Ended
Dec. 31, 2011
Common Stock [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Common Stock

At December 31, 2011, the Company had 150.0 million authorized shares of common stock with a par value of $0.01 per share, with approximately 97.2 million shares of common stock outstanding and approximately 5.4 million shares reserved for issuance under the Company’s 2006 Long-Term Incentive Plan (the “2006 Plan”) (Note 10).

The Company has a stockholder rights plan, which was adopted in April 1994 following stockholder approval. The plan provides that each share of common stock outstanding will have attached to it the right to purchase a one-hundredth of a share of Junior Cumulative Preferred Stock, with a par value $0.01 per share. The purchase price per each one-hundredth of a share is $110.00, subject to adjustment. The rights will be exercisable only if a person or group (“acquirer”) acquires 20% or more of the Company’s common stock or announces a tender offer or exchange offer that would result in the acquisition of 20% or more of the Company’s common stock or, in some circumstances, if additional conditions are met. Once they are exercisable, the plan allows stockholders, other than the acquirer, to purchase the Company’s common stock or securities of the acquirer with a then current market value of two times the exercise price of the right. The rights are redeemable for $0.01 per right, subject to adjustment, at the option of the Company’s Board of Directors. The rights will expire on April 26, 2014, unless they are extended, redeemed or exchanged by the Company before that date.

Stock Incentive Plans (Notes)	12 Months Ended
Dec. 31, 2011
Share-based Compensation [Abstract]
Stock Compensation Plans
Stock Incentive Plans

Under the 2006 Plan, up to 10.0 million shares of AGCO common stock may be issued. The 2006 Plan allows the Company, under the direction of the Board of Directors’ Compensation Committee, to make grants of performance shares, stock appreciation rights, stock options and restricted stock awards to employees, officers and non-employee directors of the Company.

Employee Plans

The 2006 Plan encompasses stock incentive plans to Company executives and key managers. The primary long-term incentive plan is a performance share plan that provides for awards of shares of the Company’s common stock based on achieving financial targets, such as targets for earnings per share and return on invested capital, as determined by the Company’s Board of Directors. The Company’s other incentive plan includes the margin growth incentive plan, which provides for awards of shares of the Company’s common stock based on achieving operating margin targets as determined by the Company’s Board of Directors. The stock awards under the 2006 Plan are earned over a performance period, and the number of shares earned is determined based on the cumulative or average results for the period, depending on the measurement. Performance periods for the long-term incentive plan are consecutive and overlapping three-year cycles and performance targets are set at the beginning of each cycle. The long-term incentive plan provides for participants to earn 33% to 200% of the target awards depending on the actual performance achieved, with no shares earned if performance is below the established minimum target. The performance period for the margin growth incentive plan is a three- to five-year cycle commencing in January 2011 and performance targets are set at the beginning of the cycle. The margin incentive plan provides for participants to earn 33% to 300% of the target awards depending on the actual performance achieved, with no shares earned if performance is below the established minimum target. Awards earned under the 2006 Plan are paid in shares of common stock at the end of each performance period. The compensation expense associated with these awards is amortized ratably over the vesting or performance period based on the Company’s projected assessment of the level of performance that will be achieved and earned.

On April 21, 2011, the Company’s shareholders approved the amendment and restatement of the 2006 Plan, including an increase in the number of shares available for issuance under the 2006 Plan by 5.0 million shares, for a total of 10.0 million shares available for grant.

Compensation expense recorded during 2011, 2010 and 2009 with respect to awards granted was based upon the stock price as of the grant date. The weighted average grant-date fair value of performance awards granted under the 2006 Plan during 2011, 2010 and 2009 was $52.73, $33.62 and $21.55, respectively. Based on the level of performance achieved as of December 31, 2011, no shares were earned or issued under the 2009-2011 performance period. Based on the level of performance achieved as of December 31, 2010, 77,685 shares were earned under the 2008-2010 performance period and 51,590 shares were issued in 2011, net of 26,095 shares that were withheld for taxes related to the earned awards. The 2006 Plan allows for the participant to have the option of forfeiting a portion of the shares awarded in lieu of a cash payment contributed to the participant’s tax withholding to satisfy the participant’s statutory minimum federal, state and employment taxes which would be payable at the time of grant.
During 2011, the Company granted 672,492 awards for the three-year performance period commencing in 2011 and ending in 2013 assuming the maximum target level of performance is achieved. The Company also granted 818,361 awards under the margin growth incentive plan for a performance period commencing in 2011 and ending in 2016, assuming the maximum target level of performance is achieved for operating margin improvement. Performance award transactions during 2011 were as follows and are presented as if the Company were to achieve its maximum levels of performance under the plan:

Shares awarded but not earned at January 1	1,916,254
Shares awarded	1,490,853
Shares forfeited or unearned	(1,199,126)
Shares earned	—
Shares awarded but not earned at December 31	2,207,981

As of December 31, 2011, the total compensation cost related to unearned performance awards not yet recognized, assuming the Company’s current projected assessment of the level of performance that will be achieved and earned, was approximately $43.8 million, and the weighted average period over which it is expected to be recognized is approximately three years.

On December 6, 2007, the Board of Directors of the Company approved two retention-based restricted stock awards of $2,000,000 each to the Company’s Chairman, President and Chief Executive Officer. The first award was granted on December 6, 2007 and totaled 28,839 shares that vest over a five-year period at the rate of 25% at the end of the third year, 25% at the end of the fourth year, and 50% at the end of the fifth year. The second award was granted on December 5, 2008 and totaled 99,010 shares that vest over a four-year period at the rate of 25% at the end of the second year, 25% at the end of the third year, and 50% at the end of the fourth year. Vesting is subject to his continued employment by the Company on the date of vesting, except under certain circumstances such as a change in control. The Company recognizes stock compensation expense ratably over the vesting period for each grant.

In addition to the performance share plans, certain executives and key managers are eligible to receive grants of stock-settled appreciation rights (“SSARs”) or incentive stock options depending on the participant’s country of employment. The SSARs provide a participant with the right to receive the aggregate appreciation in stock price over the market price of the Company’s common stock at the date of grant, payable in shares of the Company’s common stock. The participant may exercise his or her SSAR at any time after the grant is vested but no later than seven years after the date of grant. The SSARs vest ratably over a four-year period from the date of grant. SSAR award grants made to certain executives and key managers under the 2006 Plan are made with the base price equal to the price of the Company’s common stock on the date of grant. The Company recorded stock compensation expense of approximately $2.6 million, $2.5 million and $2.3 million associated with SSAR award grants during 2011, 2010 and 2009, respectively. The compensation expense associated with these awards is being amortized ratably over the vesting period. The Company estimated the fair value of the grants using the Black-Scholes option pricing model. The Company utilized the “simplified” method for estimating the expected term of granted SSARs during the year ended December 31, 2011 as afforded by SEC Staff Accounting Bulletin (“SAB”) No. 107, “Share-Based Payment (SAB Topic 14),” and SAB No. 110, “Share-Based Payment (SAB Topic 14.D.2).” The expected term used to value a grant under the simplified method is the mid-point between the vesting date and the contractual term of the SSAR. As the Company has only been granting SSARs since April 2006, it does not believe it has sufficient relevant experience regarding employee exercise behavior.

The weighted average grant-date fair value of SSARs granted under the 2006 Plan and the weighted average assumptions under the Black-Scholes option model were as follows for the years ended December 31, 2011, 2010 and 2009:

	Years Ended December 31,
	2011	2010	2009
Weighted average grant-date fair value	$22.26	$14.49	$7.46
Weighted average assumptions under Black-Scholes option model:
Expected life of awards (years)	5.5	5.5	5.5
Risk-free interest rate	1.9%	2.4%	1.6%
Expected volatility	49.7%	48.5%	45.3%
Expected dividend yield	—	—	—

SSAR transactions during the year ended December 31, 2011 were as follows:

SSARs outstanding at January 1	798,197
SSARs granted	164,425
SSARs exercised	(130,062)
SSARs canceled or forfeited	(500)
SSARs outstanding at December 31	832,060
SSAR price ranges per share:
Granted	$ 43.39-52.29
Exercised	21.45-37.38
Canceled or forfeited	56.98
Weighted average SSAR exercise prices per share:
Granted	$51.53
Exercised	27.78
Canceled or forfeited	56.98
Outstanding at December 31	36.78

At December 31, 2011, the weighted average remaining contractual life of SSARs outstanding was approximately four years. As of December 31, 2011, the total compensation cost related to unvested SSARs not yet recognized was approximately $5.0 million and the weighted-average period over which it is expected to be recognized is approximately three years.

The following table sets forth the exercise price range, number of shares, weighted average exercise price, and remaining contractual lives by groups of similar price:

	SSARs Outstanding			SSARs Exercisable
Range of Exercise Prices	Number of Shares	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Exercisable as of December 31, 2011	Weighted Average Exercise Price
$21.45 – $23.80	258,157	3.8	$21.68	129,188	$22.01
$29.23 – $37.38	307,891	3.9	$35.00	168,016	$36.37
$43.39 – $56.98	266,012	5.0	$53.51	76,612	$56.79
	832,060			373,816	$35.59

The total fair value of SSARs vested during 2011 was approximately $2.2 million. There were 458,244 SSARs that were not vested as of December 31, 2011. The total intrinsic value of outstanding and exercisable SSARs as of December 31, 2011 was $8.0 million and $3.8 million, respectively. The total intrinsic value of SSARs exercised during 2011 was approximately $3.5 million. The Company realized an insignificant tax benefit from the exercise of these SSARs.
On January 25, 2012, the Company granted 496,400 performance award shares (subject to the Company achieving future target levels of performance) and 295,400 SSARs under the 2006 Plan.

Director Restricted Stock Grants

Pursuant to the 2006 Plan, all non-employee directors receive annual restricted stock grants of the Company’s common stock. The shares are restricted as to transferability for a period of three years, but are not subject to forfeiture. In the event a director departs from the Company’s Board of Directors, the non-transferability period expires immediately. The plan allows each director to have the option of forfeiting a portion of the shares awarded in lieu of a cash payment contributed to the participant’s tax withholding to satisfy the statutory minimum federal, state and employment taxes that would be payable at the time of grant. The 2011 grant was made on April 21, 2011 and equated to 16,560 shares of common stock, of which 12,034 shares of common stock were issued, after shares were withheld for taxes. The Company recorded stock compensation expense of approximately $0.9 million during 2011 associated with these grants.
As of December 31, 2011, of the 10.0 million shares reserved for issuance under the 2006 Plan, approximately 5.4 million shares were available for grant, assuming the maximum number of shares are earned related to the performance award grants discussed above.

Stock Option Plan

There have been no grants under the Company’s Option Plan since 2002, and the Company does not intend to make any grants under the Option Plan in the future. All of the Company’s outstanding stock options are fully vested. Stock option transactions during 2011 were as follows:

Options outstanding and exercisable at January 1	19,275
Options granted	—
Options exercised	(17,275)
Options canceled or forfeited	—
Options outstanding and exercisable at December 31	2,000
Option price ranges per share:
Granted	$—
Exercised	15.12-20.85
Canceled or forfeited	—
Weighted average option exercise prices per share:
Granted	$—
Exercised	15.78
Canceled or forfeited	—
Outstanding at December 31	20.85

At December 31, 2011, there were 2,000 outstanding and exercisable stock options with an exercise price of $20.85, a remaining contractual life of less than one year, and an intrinsic value of less than $0.1 million.

The total intrinsic value of options exercised during the years ended December 31, 2011, 2010 and 2009 was approximately $0.5 million, $0.9 million and $0.0 million, respectively. Cash proceeds received from stock option exercises during 2011, 2010 and 2009 was approximately $0.3 million, $0.5 million and $0.0 million, respectively. The Company realized an insignificant tax benefit from the exercise of these options.

Derivative Instruments And Hedging Activities	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedges, Assets [Abstract]
Derivative Instruments And Hedging Activities
Derivative Instruments and Hedging Activities

All derivatives are recognized on the Company’s Consolidated Balance Sheets at fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a fair value hedge of a recognized liability, (2) a cash flow hedge of a forecasted transaction, (3) a hedge of a net investment in a foreign operation, or (4) a non-designated derivative instrument.
The Company formally documents all relationships between hedging instruments and hedged items, as well as the risk management objectives and strategy for undertaking various hedge transactions. The Company formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flow of hedged items. When it is determined that a derivative is no longer highly effective as a hedge, hedge accounting is discontinued on a prospective basis.

Foreign Currency Risk

The Company has significant manufacturing operations in the United States, France, Germany, Finland and Brazil, and it purchases a portion of its tractors, combines and components from third-party foreign suppliers, primarily in various European countries and in Japan. The Company also sells products in over 140 countries throughout the world. The Company’s most significant transactional foreign currency exposures are the Euro, Brazilian real and the Canadian dollar in relation to the United States dollar, and the Euro in relation to the British pound.

The Company attempts to manage its transactional foreign exchange exposure by hedging foreign currency cash flow forecasts and commitments arising from the anticipated settlement of receivables and payables and from future purchases and sales. Where naturally offsetting currency positions do not occur, the Company hedges certain, but not all, of its exposures through the use of foreign currency contracts. The Company’s translation exposure resulting from translating the financial statements of foreign subsidiaries into United States dollars is not hedged. When practical, the translation impact is reduced by financing local operations with local borrowings.

The foreign currency contracts are primarily forward and options contracts. These contracts’ fair value measurements fall within the Level 2 fair value hierarchy under ASU 2010-06, “Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements.” Level 2 fair value measurements are generally based upon quoted market prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. The fair value of foreign currency forward contracts is based on a valuation model that discounts cash flows resulting from the differential between the contract price and the market-based forward rate. The fair value of foreign currency option contracts is based on a valuation model that utilizes spot and forward exchange rates, interest rates and currency pair volatility.

The Company’s senior management establishes the Company’s foreign currency and interest rate risk management policies. These policies are reviewed periodically by the Audit Committee of the Company’s Board of Directors. The policies allow for the use of derivative instruments to hedge exposures to movements in foreign currency and interest rates. The Company’s policies prohibit the use of derivative instruments for speculative purposes.

Cash Flow Hedges

During 2011, 2010 and 2009, the Company designated certain foreign currency contracts as cash flow hedges of expected future sales and purchases. The effective portion of the fair value gains or losses on these cash flow hedges were recorded in other comprehensive income (loss) and subsequently reclassified into cost of goods sold during the period the sales and purchases are recognized. These amounts offset the effect of the changes in foreign currency rates on the related sale and purchase transactions. The amount of the gain (loss) recorded in other comprehensive income (loss) that was reclassified to cost of goods sold during the years ended December 31, 2011, 2010 and 2009 was approximately $5.2 million, $(3.1) million and $(14.5) million, respectively, on an after-tax basis. The amount of the (loss) gain recorded to other comprehensive income (loss) related to the outstanding cash flow hedges as of December 31, 2011, 2010 and 2009 was approximately $(4.3) million, $1.2 million and $(1.3) million, respectively, on an after-tax basis. The outstanding contracts as of December 31, 2011 range in maturity through December 2012.
The following table summarizes the activity in accumulated other comprehensive income (loss) related to the derivatives held by the Company during the years ended December 31, 2011, 2010 and 2009 (in millions):

	Before-Tax Amount	Income Tax (1)	After-Tax Amount (1)
Accumulated derivative net losses as of December 31, 2008	$(54.1)	$(17.4)	$(36.7)
Net changes in fair value of derivatives	34.6	13.7	20.9
Net losses reclassified from accumulated other comprehensive loss into income	18.1	3.6	14.5
Accumulated derivative net losses as of December 31, 2009	(1.4)	(0.1)	(1.3)
Net changes in fair value of derivatives	—	0.6	(0.6)
Net losses reclassified from accumulated other comprehensive loss into income	3.1	—	3.1
Accumulated derivative net gains as of December 31, 2010	1.7	0.5	1.2
Net changes in fair value of derivatives	(1.5)	(1.3)	(0.2)
Net gains reclassified from accumulated other comprehensive loss into income	(5.6)	(0.4)	(5.2)
Accumulated derivative net losses as of December 31, 2011	$(5.4)	$(1.1)	$(4.3)

____________________________________

(1)	Rounding may impact summation of amounts.
As of December 31, 2011 and 2010, the Company had outstanding foreign currency contracts with a notional amount of approximately $275.9 million and $111.1 million, respectively, that were entered into to hedge forecasted sale and purchase transactions.

Derivative Transactions Not Designated as Hedging Instruments

During 2011, 2010 and 2009, the Company entered into foreign currency contracts to hedge receivables and payables on the Company and its subsidiaries’ balance sheets that are denominated in foreign currencies other than the functional currency. These contracts were classified as non-designated derivative instruments.

As of December 31, 2011 and 2010, the Company had outstanding foreign currency contracts with a notional amount of approximately $956.8 million and $1,002.3 million, respectively, that were entered into to hedge receivables and payables that are denominated in foreign currencies other than the functional currency. Changes in the fair value of these contracts are reported in “Other expense, net.” For the years ended December 31, 2011, 2010 and 2009, the Company recorded a net loss of approximately $13.6 million and a net gain of approximately $37.3 million and $51.0 million, respectively, under the caption of “Other expense, net” related to these contracts. Gains and losses on such contracts are substantially offset by losses and gains on the remeasurement of the underlying asset or liability being hedged.

The table below sets forth the fair value of derivative instruments as of December 31, 2011 (in millions):

	Asset Derivatives As of December 31, 2011		Liability Derivatives As of December 31, 2011
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivative instruments designated as hedging instruments:
Foreign currency contracts	Other current assets	$—	Other current liabilities	$4.3
Derivative instruments not designated as hedging instruments:
Foreign currency contracts	Other current assets	7.3	Other current liabilities	7.9
Total derivative instruments		$7.3		$12.2
The table below sets forth the fair value of derivative instruments as of December 31, 2010 (in millions):

	Asset Derivatives As of December 31, 2010		Liability Derivatives As of December 31, 2010
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivative instruments designated as hedging instruments:
Foreign currency contracts	Other current assets	$2.3	Other current liabilities	$—
Derivative instruments not designated as hedging instruments:
Foreign currency contracts	Other current assets	12.0	Other current liabilities	8.7
Total derivative instruments		$14.3		$8.7

Counterparty Risk

The Company regularly monitors the counterparty risk and credit ratings of all the counterparties to the derivative instruments. The Company believes that its exposures are appropriately diversified across counterparties and that these counterparties are creditworthy financial institutions. If the Company perceives any risk with a counterparty, then the Company would cease to do business with that counterparty. There have been no negative impacts to the Company from any non-performance of any counterparties.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Commitments and Contingencies

The future payments required under the Company’s significant commitments as of December 31, 2011 are as follows (in millions):

	Payments Due By Period
	2012	2013	2014	2015	2016	Thereafter	Total
Interest payments related to indebtedness(1)	$43.8	$43.4	$40.5	$40.0	$32.4	$83.7	$283.8
Capital lease obligations	2.0	1.6	0.6	0.4	0.2	0.1	4.9
Operating lease obligations	48.0	34.9	20.5	15.0	13.1	51.0	182.5
Unconditional purchase obligations(2)	67.9	3.5	2.3	1.2	0.9	—	75.8
Other short-term and long-term obligations(3)	64.6	31.9	28.2	34.6	32.9	84.9	277.1
Total contractual cash obligations	$226.3	$115.3	$92.1	$91.2	$79.5	$219.7	$824.1
____________________________________

(1)
Estimated interest payments are calculated assuming current interest rates over minimum maturity periods specified in debt agreements. Debt may be repaid sooner or later than such minimum maturity periods (unaudited).

(2)	Unconditional purchase obligations exclude routine purchase orders entered into in the normal course of business.

(3)
Other short-term and long-term obligations include estimates of future minimum contribution requirements under the Company’s U.S. and non-U.S. defined benefit pension and postretirement plans. These estimates are based on current legislation in the countries the Company operates within and are subject to change. Other short-term and long-term obligations also include income tax liabilities related to uncertain income tax positions connected with ongoing income tax audits in various jurisdictions (unaudited).

	Amount of Commitment Expiration Per Period
	2012	2013	2014	2015	2016	Thereafter	Total
Guarantees	$128.7	$2.8	$1.9	$1.0	$0.2	$—	$134.6

Off-Balance Sheet Arrangements

Guarantees

The Company maintains a remarketing agreement with its U.S. retail finance joint venture, whereby the Company is obligated to repurchase repossessed inventory at market values. The Company has an agreement with its U.S. retail finance joint venture which limits the Company’s purchase obligations under this arrangement to $6.0 million in the aggregate per calendar year. The Company believes that any losses that might be incurred on the resale of this equipment will not materially impact the Company’s financial position or results of operations, due to the fair value of the underlying equipment.

At December 31, 2011, the Company guaranteed indebtedness owed to third parties of approximately $134.6 million, primarily related to dealer and end-user financing of equipment. Such guarantees generally obligate the Company to repay outstanding finance obligations owed to financial institutions if dealers or end users default on such loans through 2016. The Company believes the credit risk associated with these guarantees is not material to its financial position or results of operations. Losses under such guarantees have historically been insignificant. In addition, the Company generally would expect to be able to recover a significant portion of the amounts paid under such guarantees from the sale of the underlying financed farm equipment, as the fair value of such equipment is expected to be sufficient to offset a substantial portion of the amounts paid.

Other

At December 31, 2011, the Company had outstanding designated and non-designated foreign exchange contracts with a gross notional amount of approximately $1,232.7 million. The outstanding contracts as of December 31, 2011 range in maturity through December 2012 (Note 11).

The Company sells substantially all of its wholesale accounts receivable in North America to the Company’s U.S. and Canadian retail finance joint ventures and a large portion of its wholesale accounts receivable to its retail finance joint ventures in Europe. The Company also sells certain accounts receivable under factoring arrangements to financial institutions around the world. The Company reviewed the sale of such receivables and determined that these facilities should be accounted for as off-balance sheet transactions.

Total lease expense under noncancelable operating leases was $57.2 million, $50.2 million and $48.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Contingencies

As a result of Brazilian tax legislative changes impacting value added taxes (“VAT”), the Company recorded a reserve of approximately $37.4 million and $22.3 million against its outstanding balance of Brazilian VAT taxes receivable as of December 31, 2011 and 2010, respectively, due to the uncertainty as to the Company’s ability to collect the amounts outstanding.

On June 27, 2008, the Republic of Iraq filed a civil action in a federal court in New York, Case No. 08 CIV 59617, naming as defendants the Company’s French subsidiary and two of its other foreign subsidiaries that participated in the United Nations Oil for Food Program (the “Program”). Ninety-one other entities or companies also were named as defendants in the civil action due to their participation in the Program. The complaint purports to assert claims against each of the defendants seeking damages in an unspecified amount. Although the Company’s subsidiaries intend to vigorously defend against this action, it is not possible at this time to predict the outcome of this action or its impact, if any, on the Company, although if the outcome was adverse, the Company could be required to pay damages. In addition, the French government also is investigating the Company’s French subsidiary in connection with its participation in the Program.

In August 2008, as part of a routine audit, the Brazilian taxing authorities disallowed deductions relating to the amortization of certain goodwill recognized in connection with a reorganization of the Company’s Brazilian operations and the related transfer of certain assets to the Company’s Brazilian subsidiaries. The amount of the tax disallowance through December 31, 2011, not including interest and penalties, was approximately 90.6 million Brazilian reais (or approximately $48.6 million). The amount ultimately in dispute will be greater because of interest and penalties. The Company has been advised by its legal and tax advisors that its position with respect to the deductions is allowable under the tax laws of Brazil. The Company is contesting the disallowance and believes that it is not likely that the assessment, interest or penalties will be required to be paid. However, the ultimate outcome will not be determined until the Brazilian tax appeal process is complete, which could take several years.

The Company is a party to various other legal claims and actions incidental to its business. The Company believes that none of these claims or actions, either individually or in the aggregate, is material to its business or financial statements as a whole, including its results of operations and financial condition.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
Related Party Transactions

Rabobank, a financial institution based in the Netherlands, is a 51% owner in the Company’s retail finance joint ventures, which are located in the United States, Canada, Germany, France, the United Kingdom, Austria, Ireland, the Netherlands, Denmark, Italy, Sweden, Brazil, Argentina and Australia. Rabobank is also the principal agent and participant in the Company’s revolving credit facility (Note 7). The majority of the assets of the Company’s retail finance joint ventures represents finance receivables. The majority of the liabilities represents notes payable and accrued interest. Under the various joint venture agreements, Rabobank or its affiliates provide financing to the joint venture companies, primarily through lines of credit. During 2011 and 2010, the Company made a total of approximately $8.3 million and $25.4 million, respectively, of investments in its retail finance joint ventures in Germany, the Netherlands and Brazil, primarily related to additional capital required as a result of increased retail finance portfolios during 2011 and 2010.

The Company’s retail finance joint ventures provide retail financing and wholesale financing to its dealers. The terms of the financing arrangements offered to the Company’s dealers are similar to arrangements the retail finance joint ventures provide to unaffiliated third parties. In addition, the Company transfers, on an ongoing basis, substantially all of its wholesale interest-bearing and non-interest bearing accounts receivable in North America to its retail finance joint ventures in the United States and Canada. The Company also transfers on an ongoing basis, a majority of its wholesale receivables in Germany, France, Austria, Norway and Sweden to the relevant retail finance joint ventures in those countries (Note 4). The Company maintains a remarketing agreement with its U.S. retail finance joint venture (Note 12). In addition, as part of sales incentives provided to end users, the Company may from time to time subsidize interest rates of retail financing provided by its retail finance joint ventures. The cost of those programs is recognized at the time of sale to the Company’s dealers

Segment Reporting	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment Reporting
Segment Reporting

The Company’s four reportable segments distribute a full range of agricultural equipment and related replacement parts. The Company evaluates segment performance primarily based on income from operations. Sales for each segment are based on the location of the third-party customer. The Company’s selling, general and administrative expenses and engineering expenses are charged to each segment based on the region and division where the expenses are incurred. As a result, the components of income from operations for one segment may not be comparable to another segment. Segment results for the years ended December 31, 2011, 2010 and 2009 based on the Company’s reportable segments are as follows (in millions):

Years Ended December 31,	North America	South America	Europe/Africa/ Middle East	Rest of World	Consolidated
2011
Net sales	$1,770.6	$1,871.5	$4,681.7	$449.4	$8,773.2
Income from operations	90.9	143.1	479.4	31.4	744.8
Depreciation	28.5	20.0	98.3	5.1	151.9
Assets	861.4	585.5	1,895.0	311.6	3,653.5
Capital expenditures	59.3	40.4	189.6	11.1	300.4
2010
Net sales	$1,489.3	$1,753.3	$3,364.4	$289.6	$6,896.6
Income from operations	49.5	161.7	207.2	14.2	432.6
Depreciation	24.9	19.4	86.9	4.7	135.9
Assets	597.0	557.3	1,628.2	178.0	2,960.5
Capital expenditures	27.9	21.9	112.5	4.8	167.1
2009
Net sales	$1,442.7	$1,167.1	$3,602.8	$303.8	$6,516.4
Income from operations	21.9	64.6	224.5	18.4	329.4
Depreciation	24.1	15.7	76.2	2.8	118.8
Assets	583.9	515.1	1,419.3	203.3	2,721.6
Capital expenditures	33.3	29.4	142.8	1.1	206.6

A reconciliation from the segment information to the consolidated balances for income from operations and total assets is set forth below (in millions):

	2011	2010	2009
Segment income from operations	$744.8	$432.6	$329.4
Corporate expenses	(90.6)	(72.7)	(71.3)
Stock compensation	(23.0)	(12.9)	(8.2)
Restructuring and other infrequent income (expenses)	0.7	(4.4)	(13.2)
Amortization of intangibles	(21.6)	(18.4)	(18.0)
Consolidated income from operations	$610.3	$324.2	$218.7

Segment assets	$3,653.5	$2,960.5	$2,721.6
Cash and cash equivalents	724.4	719.9	651.4
Receivables from affiliates	122.9	106.3	70.3
Investments in affiliates	346.3	398.0	353.9
Deferred tax assets, other current and noncurrent assets	549.1	447.9	400.9
Intangible assets, net	666.5	171.6	166.8
Goodwill	1,194.5	632.7	634.0
Consolidated total assets	$7,257.2	$5,436.9	$4,998.9

Net sales by customer location for the years ended December 31, 2011, 2010 and 2009 were as follows (in millions):

	2011	2010	2009
Net sales:
United States	$1,363.7	$1,151.4	$1,103.6
Canada	315.6	253.5	250.8
Germany	1,067.3	746.2	838.4
France	825.1	563.4	733.6
United Kingdom and Ireland	449.5	333.9	330.8
Finland and Scandinavia	835.4	674.0	653.0
Other Europe	1,403.2	944.7	928.2
South America	1,851.0	1,739.5	1,155.6
Middle East and Africa	266.7	159.0	184.1
Asia	96.6	94.5	72.2
Australia and New Zealand	187.3	138.3	166.3
Mexico, Central America and Caribbean	111.8	98.2	99.8
	$8,773.2	$6,896.6	$6,516.4

Net sales by product for the years ended December 31, 2011, 2010 and 2009 were as follows (in millions):

	2011	2010	2009
Net sales:
Tractors	$5,779.6	$4,685.7	$4,393.4
Combines	610.8	397.7	377.3
Application equipment	345.2	304.1	252.2
Other machinery	762.5	505.4	553.6
Replacement parts	1,275.1	1,003.7	939.9
	$8,773.2	$6,896.6	$6,516.4

Property, plant and equipment and amortizable intangible assets by country as of December 31, 2011 and 2010 was as follows (in millions):

	2011	2010
United States	$618.2	$143.1
Finland	173.2	178.0
Germany	395.6	295.3
Brazil	214.9	184.2
Italy	88.1	0.1
France	65.8	62.2
Other	241.9	135.8
	$1,797.7	$998.7

Schedule II - Valuation and Qualifying Account	12 Months Ended
Dec. 31, 2011
Valuation and Qualifying Accounts [Abstract]
Valuation and Qualifying Accounts Disclosure
SCHEDULE II

AGCO CORPORATION AND SUBSIDIARIES

SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS
(In millions)

		Additions
Description	Balance at Beginning of Period	Acquired Businesses	Charged to Costs and Expenses	Deductions	Foreign Currency Translation	Balance at End of Period [1]
Year ended December 31, 2011
Allowances for sales incentive discounts	$98.7	$—	$222.4	$(217.6)	$—	$103.5
Year ended December 31, 2010
Allowances for sales incentive discounts	$97.5	$—	$204.8	$(203.6)	$—	$98.7
Year ended December 31, 2009
Allowances for sales incentive discounts	$125.1	$—	$199.1	$(226.7)	$—	$97.5

		Additions
Description	Balance at Beginning of Period	Acquired Businesses	Charged to Costs and Expenses	Deductions	Foreign Currency Translation	Balance at End of Period
Year ended December 31, 2011
Allowances for doubtful accounts	$29.3	$12.4	$4.3	$(7.0)	$(2.1)	$36.9
Year ended December 31, 2010
Allowances for doubtful accounts	$35.0	$0.6	$0.1	$(5.4)	$(1.0)	$29.3
Year ended December 31, 2009
Allowances for doubtful accounts	$28.1	$—	$7.1	$(6.7)	$6.5	$35.0

		Additions
Description	Balance at Beginning of Period	Charged to Costs and Expenses	Reversal of Accrual	Deductions	Foreign Currency Translation	Balance at End of Period
Year ended December 31, 2011
Accruals of severance, relocation and other integration costs	$2.2	$0.2	$(0.9)	$(1.4)	$0.2	$0.3
Year ended December 31, 2010
Accruals of severance, relocation and other integration costs	$8.2	$4.9	$(0.5)	$(9.9)	$(0.5)	$2.2
Year ended December 31, 2009
Accruals of severance, relocation and other integration costs	$—	$13.2	$—	$(5.0)	$—	$8.2

		Additions
Description	Balance at Beginning of Period	Acquired Businesses	Charged (Credited) to Costs and Expenses [2]	Deductions	Foreign Currency Translation	Balance at End of Period
Year ended December 31, 2011
Deferred tax valuation allowance	$262.5	$28.9	$(144.3)	$—	$(1.3)	$145.8
Year ended December 31, 2010
Deferred tax valuation allowance	$261.7	$0.6	$1.6	$—	$(1.4)	$262.5
Year ended December 31, 2009
Deferred tax valuation allowance	$294.4	$—	$(38.0)	$—	$5.3	$261.7
_____________________________________

(1)
As of December 31, 2011, approximately $91.1 million of this balance was recorded within “Accrued expenses” and approximately $12.4 million was recorded within “accounts receivable allowances” in the Company’s Consolidated Balance Sheets. As of December 31, 2010, approximately $87.4 million of this balance was recorded within “Accrued expenses” and approximately $11.3 million was recorded within “accounts receivable allowances” in the Company’s Consolidated Balance Sheets.

(2)	Amounts charged through other comprehensive income during the years ended December 31, 2011, 2010 and 2009 were $6.4 million, $0.9 million and $0.8 million, respectively.

Operations and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Operations and Summary of Significant Accounting Policies [Abstract]
Consolidation, Subsidiaries or Other Investments, Consolidated Entities, Policy [Policy Text Block]
The Company’s Consolidated Financial Statements represent the consolidation of all wholly-owned companies, majority-owned companies and joint ventures where the Company has been determined to be the primary beneficiary. The Company records investments in all other affiliate companies using the equity method of accounting when it has significant influence. Other investments including those representing an ownership of less than 20% are recorded at cost. All significant intercompany balances and transactions have been eliminated in the Consolidated Financial Statements.

Interest in Unincorporated Joint Ventures or Partnerships, Policy [Policy Text Block]
Basis of Consolidation of Joint Ventures and Other Variable Interest Entities

GIMA is a joint venture between AGCO and Claas Tractor SAS to cooperate in the field of purchasing, design and manufacturing of components for agricultural tractors. Each party has a 50% ownership interest in the joint venture and has an investment of approximately €4.2 million in the joint venture. Both parties purchase all of the production output of the joint venture. The Company does not consolidate the GIMA joint venture into the Company’s results of operations or financial position, as the Company does not have a controlling financial interest in GIMA based on the shared powers of both joint venture partners to direct the activities that most significantly impact GIMA’s financial performance.

Rabobank is a 51% owner in the Company’s retail finance joint ventures, which are located in the United States, Canada, Germany, France, the United Kingdom, Austria, Ireland, the Netherlands, Denmark, Italy, Sweden, Norway, Brazil, Argentina and Australia. The majority of the assets of the Company’s retail finance joint ventures represents finance receivables. The majority of the liabilities represents notes payable and accrued interest. Under the various joint venture agreements, Rabobank or its affiliates provide financing to the joint venture companies, primarily through lines of credit. The Company does not guarantee the debt obligations of the retail finance joint ventures. The Company’s retail finance joint ventures provide retail financing and wholesale financing to its dealers (Notes 4 and 13). The Company has determined that the retail finance joint ventures do not meet the consolidation requirements and should be accounted for under the voting interest model. In making this determination, the Company evaluated the sufficiency of the equity at risk for each retail finance joint venture, the ability of the joint venture investors to make decisions about the joint ventures’ activities that have a significant effect on the success of the entities and their economic performance, the obligations to absorb expected losses of the joint ventures, and the rights to receive expected residual returns.

On January 3, 2011, the Company acquired 50% of AGCO-Amity JV, LLC (“AGCO-Amity JV”), thereby creating a joint venture between the Company and Amity Technology LLC. AGCO-Amity JV is located in North Dakota and manufactures air-seeding and tillage equipment. As the Company has a controlling voting interest to direct the activities that most significantly impact the joint venture, the Company has consolidated the joint venture’s operations in the Company’s results of operations and financial position commencing as of and from the date of the formation of the joint venture.

On November 30, 2011, the Company acquired 80% of Shandong Dafeng Machinery Co., Ltd. (“Dafeng”) for approximately 172.0 million yuan, or approximately $27.0 million. Dafeng is located in Yanzhou, China and manufactures a complete range of corn, grain, rice and soybean harvesting machines for Chinese domestic markets. As the Company has a controlling voting interest to direct the activities that most significantly impact Dafeng, the Company has consolidated Dafeng's operations in the Company’s results of operations and financial position commencing as of and from the date of the acquisition.

Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition

Sales of equipment and replacement parts are recorded by the Company when title and risks of ownership have been transferred to an independent dealer, distributor or other customer. Payment terms vary by market and product, with fixed payment schedules on all sales. The terms of sale generally require that a purchase order or order confirmation accompany all shipments. Title generally passes to the dealer or distributor upon shipment, and the risk of loss upon damage, theft or destruction of the equipment is the responsibility of the dealer, distributor or third-party carrier. In certain foreign countries, the Company retains a form of title to goods delivered to dealers until the dealer makes payment so that the Company can recover the goods in the event of customer default on payment. This occurs as the laws of some foreign countries do not provide for a seller’s retention of a security interest in goods in the same manner as established in the United States Uniform Commercial Code. The only right the Company retains with respect to the title are those enabling recovery of the goods in the event of customer default on payment. The dealer or distributor may not return equipment or replacement parts while its contract with the Company is in force. Replacement parts may be returned only under promotional and annual return programs. Provisions for returns under these programs are made at the time of sale based on the terms of the program and historical returns experience. The Company may provide certain sales incentives to dealers and distributors. Provisions for sales incentives are made at the time of sale for existing incentive programs. These provisions are revised in the event of subsequent modification to the incentive program. See “Accounts and Notes Receivable” for further discussion.

In the United States and Canada, all equipment sales to dealers are immediately due upon a retail sale of the equipment by the dealer with the exception of sales of grain storage and protein production systems. If not previously paid by the dealer in the United States and Canada, installment payments are required generally beginning after the interest-free period with the remaining outstanding equipment balance generally due within 12 months after shipment. Interest generally is charged on the outstanding balance six to 12 months after shipment. Sales terms of some highly seasonal products provide for payment and due dates based on a specified date during the year regardless of the shipment date. Equipment sold to dealers in the United States and Canada is paid in full on average within 12 months of shipment. Sales of replacement parts generally are payable within 30 days of shipment, with terms for some larger seasonal stock orders generally requiring payment within six months of shipment. Sales of grain storage and protein production systems generally are payable within 30 days of shipment.

In other international markets, equipment sales are generally payable in full within 30 to 180 days of shipment. Payment terms for some highly seasonal products have a specified due date during the year regardless of the shipment date. Sales of replacement parts generally are payable within 30 to 90 days of shipment, with terms for some larger seasonal stock orders generally payable within six months of shipment.

In certain markets, particularly in North America, there is a time lag, which varies based on the timing and level of retail demand, between the date the Company records a sale and when the dealer sells the equipment to a retail customer.

Foreign Currency Transactions and Translations Policy [Policy Text Block]
Foreign Currency Translation

The financial statements of the Company’s foreign subsidiaries are translated into United States currency in accordance with Accounting Standard Codification (“ASC”) 830, “Foreign Currency Matters.” Assets and liabilities are translated to United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the period. Translation adjustments are included in “Accumulated other comprehensive loss” in stockholders’ equity within the Company’s Consolidated Balance Sheets. Gains and losses, which result from foreign currency transactions, are included in the accompanying Consolidated Statements of Operations.

Use of Estimates, Policy [Policy Text Block]
Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The estimates made by management primarily relate to accounts and notes receivable, inventories, deferred income tax valuation allowances, intangible assets and certain accrued liabilities, principally relating to reserves for volume discounts and sales incentives, warranty obligations, product liability and workers’ compensation obligations, and pensions and postretirement benefits.

Cash and Cash Equivalents, Policy [Policy Text Block]
Cash and Cash Equivalents

Cash at December 31, 2011 and 2010 of $320.4 million and $228.2 million, respectively, consisted primarily of cash on hand and bank deposits. The Company considers all investments with an original maturity of three months or less to be cash equivalents. Cash equivalents at December 31, 2011 and 2010 of $404.0 million and $491.7 million, respectively, consisted primarily of money market deposits, certificates of deposits and overnight investments.

Trade and Other Accounts Receivable, Policy [Policy Text Block]
Accounts and Notes Receivable

Accounts and notes receivable arise from the sale of equipment and replacement parts to independent dealers, distributors or other customers. Payments due under the Company’s terms of sale generally range from one to 12 months and are not contingent upon the sale of the equipment by the dealer or distributor to a retail customer. Under normal circumstances, payment terms are not extended and equipment may not be returned. In certain regions,with respect to most equipment sales, including the United States and Canada, the Company is obligated to repurchase equipment and replacement parts upon cancellation of a dealer or distributor contract. These obligations are required by national, state or provincial laws and require the Company to repurchase a dealer or distributor’s unsold inventory, including inventory for which the receivable has already been paid.

For sales in most markets outside of the United States and Canada, the Company does not normally charge interest on outstanding receivables with its dealers and distributors. For sales to certain dealers or distributors in the United States and Canada, interest is charged at or above prime lending rates on outstanding receivable balances after interest-free periods. These interest-free periods vary by product and generally range from one to 12 months, with the exception of certain seasonal products, which bear interest after various periods up to 23 months depending on the time of year of the sale and the dealer or distributor’s sales volume during the preceding year. For the year ended December 31, 2011, 16.9% and 3.2% of the Company’s net sales had maximum interest-free periods ranging from one to six months and seven to 12 months, respectively. Net sales with maximum interest-free periods ranging from 13 to 23 months were approximately 0.2% of the Company’s net sales during 2011. Actual interest-free periods are shorter than above because the equipment receivable from dealers or distributors in the United States and Canada is due immediately upon sale of the equipment to a retail customer. Under normal circumstances, interest is not forgiven and interest-free periods are not extended. The Company has an agreement to permit transferring, on an ongoing basis, substantially all of its wholesale interest-bearing and non-interest bearing accounts receivable in North America to its U.S. and Canadian retail finance joint ventures. Upon transfer, the receivables maintain standard payment terms, including required regular principal payments on amounts outstanding, and interest charges at market rates. The Company also has accounts receivable sales agreements that permit the sale, on an ongoing basis, of a majority of its accounts receivables in Germany, France, Austria, Norway and Sweden to the relevant AGCO Finance entities in those countries. Upon transfer, the receivables maintain standard payment terms. Qualified dealers may obtain additional financing through the Company’s U.S., Canadian and European retail finance joint ventures at the joint ventures’ discretion.

The Company provides various volume bonus and sales incentive programs with respect to its products. These sales incentive programs include reductions in invoice prices, reductions in retail financing rates, dealer commissions and dealer incentive allowances. In most cases, incentive programs are established and communicated to the Company’s dealers on a quarterly basis. The incentives are paid either at the time of invoice (through a reduction of invoice price), at the time of the settlement of the receivable, at the time of retail financing, at the time of warranty registration, or at a subsequent time based on dealer purchases. The incentive programs are product-line specific and generally do not vary by dealer. The cost of sales incentives associated with dealer commissions and dealer incentive allowances is estimated based upon the terms of the programs and historical experience, is based on a percentage of the sales price, and is recorded at the later of (a) the date at which the related revenue is recognized, or (b) the date at which the sales incentive is offered. The related provisions and accruals are made on a product or product-line basis and are monitored for adequacy and revised at least quarterly in the event of subsequent modifications to the programs. Volume discounts are estimated and recognized based on historical experience, and related reserves are monitored and adjusted based on actual dealer purchases and the dealers’ progress towards achieving specified cumulative target levels. The Company records the cost of interest subsidy payments, which is a reduction in the retail financing rates, at the later of (a) the date at which the related revenue is recognized, or (b) the date at which the sales incentive is offered. Estimates of these incentives are based on the terms of the programs and historical experience. All incentive programs are recorded and presented as a reduction of revenue due to the fact that the Company does not receive an identifiable benefit in exchange for the consideration provided. Reserves for incentive programs that will be paid either through the reduction of future invoices or through credit memos are recorded as “accounts receivable allowances” within the Company’s Consolidated Balance Sheets. Reserves for incentive programs that will be paid in cash, as is the case with most of the Company’s volume discount programs, as well as sales with incentives associated with accounts receivable sold to its U.S. and Canadian retail finance joint ventures, are recorded within “Accrued expenses” within the Company’s Consolidated Balance Sheets.

Accounts and notes receivable are shown net of allowances for sales incentive discounts available to dealers and for doubtful accounts. Cash flows related to the collection of receivables are reported within “Cash flows from operating activities” within the Company’s Consolidated Statements of Cash Flows. Accounts and notes receivable allowances at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Sales incentive discounts	$12.4	$11.3
Doubtful accounts	36.9	29.3
	$49.3	$40.6

The Company transfers certain accounts receivable under its accounts receivable sales agreements with its retail finance joint ventures (Note 4). The Company records such transfers as sales of accounts receivable when it is considered to have surrendered control of such receivables under the provisions of Accounting Standards Update (“ASU”) 2009-16, “Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets”. Cash payments are made to the Company’s U.S. and Canadian retail finance joint ventures for sales incentive discounts provided to dealers related to outstanding accounts receivables sold. The balance of such sales discount reserves that are recorded within “Accrued expenses” as of December 31, 2011 and 2010 were approximately $91.1 million and $87.4 million, respectively.

Inventory, Policy [Policy Text Block]
Inventories are valued at the lower of cost or market using the first-in, first-out method. Market is current replacement cost (by purchase or by reproduction dependent on the type of inventory). In cases where market exceeds net realizable value (i.e., estimated selling price less reasonably predictable costs of completion and disposal), inventories are stated at net realizable value. Market is not considered to be less than net realizable value reduced by an allowance for an approximately normal profit margin. At December 31, 2011 and 2010, the Company had recorded $106.8 million and $86.2 million, respectively, as an adjustment for surplus and obsolete inventories. These adjustments are reflected within “Inventories, net” within the Company’s Consolidated Balance Sheets.

Inventories, net at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Finished goods	$500.0	$422.6
Repair and replacement parts	450.7	432.4
Work in process	127.6	90.2
Raw materials	481.3	288.3
Inventories, net	$1,559.6	$1,233.5

Cash flows related to the sale of inventories are reported within “Cash flows from operating activities” within the Company’s Consolidated Statements of Cash Flows.

Property, Plant and Equipment, Policy [Policy Text Block]
Property, plant and equipment are recorded at cost, less accumulated depreciation and amortization. Depreciation is provided on a straight-line basis over the estimated useful lives of ten to 40 years for buildings and improvements, three to 15 years for machinery and equipment, and three to ten years for furniture and fixtures. Expenditures for maintenance and repairs are charged to expense as incurred.

Goodwill and Intangible Assets, Goodwill, Policy [Policy Text Block]
ASC 350, “Intangibles — Goodwill and Other,” establishes a method of testing goodwill and other indefinite-lived intangible assets for impairment on an annual basis or on an interim basis if an event occurs or circumstances change that would reduce the fair value of a reporting unit below its carrying value. The Company’s annual qualitative or quantitative assessments involve determining an estimate of the fair value of the Company’s reporting units in order to evaluate whether an impairment of the current carrying amount of goodwill and other indefinite-lived intangible assets exists. A qualitative assessment evaluates whether it is more likely than not that a reporting unit’s fair value is less than its carrying amount before applying the two-step quantitative goodwill impairment test. The first step of a quantitative goodwill impairment test, used to identify potential impairment, compares the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered impaired, and, thus, the second step of the quantitative impairment test is unnecessary. If the carrying amount of a reporting unit exceeds its fair value, the second step of the quantitative goodwill impairment test is performed to measure the amount of impairment loss, if any. Fair values are derived based on an evaluation of past and expected future performance of the Company’s reporting units. A reporting unit is an operating segment or one level below an operating segment, for example, a component. A component of an operating segment is a reporting unit if the component constitutes a business for which discrete financial information is available and the Company’s executive management team regularly reviews the operating results of that component. In addition, the Company combines and aggregates two or more components of an operating segment as a single reporting unit if the components have similar economic characteristics. The Company’s reportable segments are not its reporting units.

The second step of the quantitative goodwill impairment test, used to measure the amount of impairment loss, if any, compares the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. The loss recognized cannot exceed the carrying amount of goodwill. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination; that is, the Company allocates the fair value of a reporting unit to all of the assets and liabilities of that unit (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was the price paid to acquire the reporting unit. The excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of goodwill.

The Company utilizes a combination of valuation techniques, including a discounted cash flow approach and a market multiple approach, when making its annual and interim quantitative assessments. The results of the Company’s analyses conducted as of October 1, 2011, 2010 and 2009 indicated that no reduction in the carrying amount of goodwill was required.

Goodwill and Intangible Assets, Intangible Assets, Policy [Policy Text Block]	The Company amortizes certain acquired identifiable intangible assets primarily on a straight-line basis over their estimated useful lives, which range from five to 45 years.
Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]

The Company reviewed its long-lived assets for impairment whenever events or changes in circumstances indicated that the carrying amount of an asset may not be recoverable. An impairment loss is recognized when the undiscounted future cash flows estimated to be generated by the asset to be held and used are not sufficient to recover the unamortized balance of the asset. An impairment loss would be recognized based on the difference between the carrying values and estimated fair value. The estimated fair value is determined based on either the discounted future cash flows or other appropriate fair value methods with the amount of any such deficiency charged to income in the current year. If the asset being tested for recoverability was acquired in a business combination, intangible assets resulting from the acquisition that are related to the asset are included in the assessment. Estimates of future cash flows are based on many factors, including current operating results, expected market trends and competitive influences. The Company also evaluates the amortization periods assigned to its intangible assets to determine whether events or changes in circumstances warrant revised estimates of useful lives. Assets to be disposed of by sale are reported at the lower of the carrying amount or fair value, less estimated costs to sell.

Insurance Reserves [Policy Text Block]
Under the Company’s insurance programs, coverage is obtained for significant liability limits as well as those risks required to be insured by law or contract. It is the policy of the Company to self-insure a portion of certain expected losses related primarily to workers’ compensation and comprehensive general, product and vehicle liability. Provisions for losses expected under these programs are recorded based on the Company’s estimates of the aggregate liabilities for the claims incurred

Research and Development Expense, Policy [Policy Text Block]	Research and development expenses are expensed as incurred and are included in engineering expenses in the Company’s Consolidated Statements of Operations
Advertising Cost, Policy, Expensed Advertising Cost [Policy Text Block]
The Company expenses all advertising costs as incurred. Cooperative advertising costs are normally expensed at the time the revenue is earned. Advertising expenses for the years ended December 31, 2011, 2010 and 2009 totaled approximately $66.3 million, $53.4 million and $51.5 million, respectively.

Shipping and Handling Cost, Policy [Policy Text Block]
All shipping and handling fees charged to customers are included as a component of net sales. Shipping and handling costs are included as a part of cost of goods sold, with the exception of certain handling costs included in selling, general and administrative expenses in the amount of $29.9 million, $26.8 million and $26.3 million for the years ended December 31, 2011, 2010 and 2009, respectively

Income Tax, Policy [Policy Text Block]
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Earnings Per Share, Policy [Policy Text Block]
Basic income per common share is computed by dividing net income by the weighted average number of common shares outstanding during each period. Diluted income per common share assumes the exercise of outstanding stock options, the vesting of restricted stock and performance share awards, and the appreciation of the excess conversion value of the contingently convertible senior subordinated notes using the treasury stock method when the effects of such assumptions are dilutive.
The Company’s $201.3 million aggregate principal amount of 1 1/4% convertible senior subordinated notes provides for (i) the settlement upon conversion in cash up to the principal amount of the converted notes with any excess conversion value settled in shares of the Company’s common stock, and (ii) the conversion rate to be increased under certain circumstances if the new notes are converted in connection with certain change of control transactions. Dilution of weighted shares outstanding will depend on the Company’s stock price for the excess conversion value using the treasury stock method (Note 7)

Comprehensive Income (Loss) [Policy Text Block]
The Company reports comprehensive income (loss), defined as the total of net income (loss) and all other non-owner changes in equity and the components thereof in its Consolidated Statements of Stockholders’ Equity.

Fair Value of Financial Instruments, Policy [Policy Text Block]
The carrying amounts reported in the Company’s Consolidated Balance Sheets for “Cash and cash equivalents,” “Accounts and notes receivable” and “Accounts payable” approximate fair value due to the immediate or short-term maturity of these financial instruments. The carrying amounts of long-term debt under the Company’s 4½% senior term loan and credit facility (Note 7) approximate fair value based on the borrowing rates currently available to the Company for loans with similar terms and average maturities. At December 31, 2011, the estimated fair values of the Company’s 5 7/8% senior notes and 1 1/4% convertible notes (Note 7), based on their listed market values, were $298.9 million and $252.4 million, respectively, compared to their carrying values of $300.0 million and $183.4 million, respectively. At December 31, 2010, the estimated fair values of the Company’s 6 7/8% senior subordinated notes, 1 3/4% convertible notes and 1 1/4% convertible notes (Note 7), based on their listed market values, were $271.7 million, $325.1 million and $277.1 million, respectively, compared to their carrying values of $267.7 million, $161.0 million and $175.2 million, respectively

Derivatives, Policy [Policy Text Block]
The Company uses foreign currency contracts to hedge the foreign currency exposure of certain receivables and payables. The contracts are for periods consistent with the exposure being hedged and generally have maturities of one year or less. These contracts are classified as non-designated derivative instruments. The Company also enters into foreign currency contracts designated as cash flow hedges of expected sales. At December 31, 2011 and 2010, the Company had foreign currency contracts outstanding with gross notional amounts of $1,232.7 million and $1,113.4 million, respectively. The Company had unrealized (losses) gains of approximately $(4.9) million and $5.6 million on foreign currency contracts at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, approximately $(1.1) million and $3.4 million, respectively, of unrealized (loss) gains were reflected in the Company’s results of operations, as the gains related to non-designated contracts. The Company’s foreign currency contracts mitigate risk due to exchange rate fluctuations because gains and losses on these contracts generally offset gains and losses on the exposure being hedged. The Company had $5.4 million of unrealized losses and $1.7 million of unrealized gains as of December 31, 2011 and 2010, respectively, related to designated cash flow hedges that were reflected in other comprehensive loss (Note 11).

The notional amounts of the foreign currency contracts do not represent amounts exchanged by the parties and, therefore, are not a measure of the Company’s risk. The amounts exchanged are calculated on the basis of the notional amounts and other terms of the contracts. The credit and market risks under these contracts are not considered to be significant. The Company’s hedging policy prohibits it from entering into any foreign currency contracts for speculative trading purposes.

Operations and Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2011
Operations and Summary of Significant Accounting Policies [Abstract]
Trade Allowances and Sales Incentive Discounts [Table Text Block]	Accounts and notes receivable allowances at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Sales incentive discounts	$12.4	$11.3
Doubtful accounts	36.9	29.3
	$49.3	$40.6

Schedule of Inventory, Current [Table Text Block]
Inventories, net at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Finished goods	$500.0	$422.6
Repair and replacement parts	450.7	432.4
Work in process	127.6	90.2
Raw materials	481.3	288.3
Inventories, net	$1,559.6	$1,233.5

Property, Plant and Equipment [Table Text Block]
Property, plant and equipment, net at December 31, 2011 and 2010 consisted of the following (in millions):

	2011	2010
Land	$97.2	$63.6
Buildings and improvements	527.9	404.1
Machinery and equipment	1,358.1	1,166.4
Furniture and fixtures	265.7	221.9
Gross property, plant and equipment	2,248.9	1,856.0
Accumulated depreciation and amortization	(1,026.3)	(931.2)
Property, plant and equipment, net	$1,222.6	$924.8

Schedule of Goodwill
Changes in the carrying amount of goodwill during the years ended December 31, 2011, 2010 and 2009 are summarized as follows (in millions):

	North America	South America	Europe/Africa/ Middle East	Rest of World	Consolidated
Balance as of December 31, 2008	$3.1	$141.6	$442.3	$—	$587.0
Adjustments related to income taxes	—	—	(9.2)	—	(9.2)
Foreign currency translation	—	45.6	10.6	—	56.2
Balance as of December 31, 2009	3.1	187.2	443.7	—	634.0
Acquisition	—	—	26.8	—	26.8
Adjustments related to income taxes	—	—	(8.6)	—	(8.6)
Foreign currency translation	—	9.5	(29.0)	—	(19.5)
Balance as of December 31, 2010	3.1	196.7	432.9	—	632.7
Acquisitions	412.8	38.3	66.3	88.3	605.7
Adjustments related to income taxes	—	—	(9.1)	—	(9.1)
Foreign currency translation	—	(22.8)	(12.3)	0.3	(34.8)
Balance as of December 31, 2011	$415.9	$212.2	$477.8	$88.6	$1,194.5

Intangible Assets Weighted Average Useful Lives [Table Text Block]
The acquired intangible assets have a weighted average useful life as follows:

Intangible Asset	Weighted-Average Useful Life
Customer relationships	13	years
Technology and patents	13	years
Trademarks and tradenames	21	years
Land use rights	45	years

Schedule of Acquired Finite-Lived Intangible Assets by Major Class [Table Text Block]
Changes in the carrying amount of acquired intangible assets during 2011 and 2010 are summarized as follows (in millions):

	Trademarks and Tradenames	Customer Relationships	Patents and Technology	Land Use Rights	Total
Gross carrying amounts:
Balance as of December 31, 2009	$33.4	$103.3	$54.3	$—	$191.0
Acquisition	4.8	21.9	—	—	26.7
Foreign currency translation	0.2	(0.3)	(3.5)	—	(3.6)
Balance as of December 31, 2010	38.4	124.9	50.8	—	214.1
Acquisitions	79.7	396.1	36.5	8.5	520.8
Foreign currency translation	—	(9.6)	(1.6)	0.1	(11.1)
Balance as of December 31, 2011	$118.1	$511.4	$85.7	$8.6	$723.8

	Trademarks and Tradenames	Customer Relationships	Patents and Technology	Land Use Rights	Total
Accumulated amortization:
Balance as of December 31, 2009	$9.9	$63.1	$46.5	$—	$119.5
Amortization expense	1.1	10.7	6.6	—	18.4
Foreign currency translation	—	(0.1)	(2.7)	—	(2.8)
Balance as of December 31, 2010	11.0	73.7	50.4	—	135.1
Amortization expense	2.1	18.2	1.3	—	21.6
Foreign currency translation	—	(6.6)	(1.4)	—	(8.0)
Balance as of December 31, 2011	$13.1	$85.3	$50.3	$—	$148.7

Schedule of Indefinite-lived Intangible Assets by Major Class [Table Text Block]

Trademarks and Tradenames
Indefinite-lived intangible assets:
Balance as of December 31, 2009	$95.3
Foreign currency translation	(2.7)
Balance as of December 31, 2010	92.6
Foreign currency translation	(1.2)
Balance as of December 31, 2011	$91.4

Schedule of Accrued Liabilities [Table Text Block]
Accrued expenses at December 31, 2011 and 2010 consisted of the following (in millions):

	2011	2010
Reserve for volume discounts and sales incentives	$318.9	$252.1
Warranty reserves	212.7	179.0
Accrued employee compensation and benefits	220.1	168.2
Accrued taxes	139.0	115.2
Other	189.9	168.6
	$1,080.6	$883.1

Schedule of Product Warranty Liability [Table Text Block]
The warranty reserve activity for the years ended December 31, 2011, 2010 and 2009 consisted of the following (in millions):

	2011	2010	2009
Balance at beginning of the year	$199.5	$181.6	$183.4
Acquisitions	7.2	—	—
Accruals for warranties issued during the year	195.1	163.7	141.6
Settlements made (in cash or in kind) during the year	(152.6)	(140.1)	(150.9)
Foreign currency translation	(8.7)	(5.7)	7.5
Balance at the end of the year	$240.5	$199.5	$181.6

Schedule of Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Table Text Block]
Stock compensation expense was recorded as follows (in millions). Refer to Note 10 for additional information regarding the Company’s stock incentive plans during 2011, 2010 and 2009:

	Years Ended December 31,
	2011	2010	2009
Cost of goods sold	$1.6	$0.7	$0.1
Selling, general and administrative expenses	23.0	12.9	8.2
Total stock compensation expense	$24.6	$13.6	$8.3

Schedule of Components of Interest Expense, Net [Table Text Block]
Interest expense, net for the years ended December 31, 2011, 2010 and 2009 consisted of the following (in millions):

	2011	2010	2009
Interest expense	$59.0	$64.0	$65.0
Interest income	(28.8)	(30.7)	(22.9)
	$30.2	$33.3	$42.1

Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
A reconciliation of net income attributable to AGCO Corporation and its subsidiaries and weighted average common shares outstanding for purposes of calculating basic and diluted income per share during the years ended December 31, 2011, 2010 and 2009 is as follows (in millions, except per share data):

	2011	2010	2009
Basic net income per share:
Net income attributable to AGCO Corporation and subsidiaries	$583.3	$220.5	$135.7
Weighted average number of common shares outstanding	95.6	92.8	92.2
Basic net income per share attributable to AGCO Corporation and subsidiaries	$6.10	$2.38	$1.47
Diluted net income per share:
Net income attributable to AGCO Corporation and subsidiaries	$583.3	$220.5	$135.7
Weighted average number of common shares outstanding	95.6	92.8	92.2
Dilutive stock options, performance share awards and restricted stock awards	0.6	0.4	0.4
Weighted average assumed conversion of contingently convertible senior subordinated notes	1.9	3.2	1.5
Weighted average number of common shares and common share equivalents outstanding for purposes of computing diluted income per share	98.1	96.4	94.1
Diluted net income per share attributable to AGCO Corporation and subsidiaries	$5.95	$2.29	$1.44

Schedule of Comprehensive Income (Loss) [Table Text Block]
The components of other comprehensive income (loss) and the related tax effects for the years ended December 31, 2011, 2010 and 2009 are as follows (in millions):

	AGCO Corporation and Subsidiaries			Noncontrolling Interests
	2011			2011
	Before-tax Amount (1)	Income Taxes	After-tax Amount	After-tax Amount
Defined benefit pension plans	$(76.0)	$14.9	$(61.1)	$—
Unrealized loss on derivatives, net (1)	(7.1)	1.6	(5.4)	—
Unrealized gain on derivatives held by affiliates	2.5	—	2.5	—
Foreign currency translation adjustments	(204.5)	—	(204.5)	(0.1)
Total components of other comprehensive income (loss)	$(285.1)	$16.5	$(268.5)	$(0.1)
____________________________________

(1)	Rounding may impact summation of amounts.

	AGCO Corporation and Subsidiaries			Noncontrolling Interest
	2010			2010
	Before-tax Amount	Income Taxes	After-tax Amount	After-tax Amount
Defined benefit pension plans	$41.7	$(12.5)	$29.2	$—
Unrealized gain on derivatives, net	3.1	(0.6)	2.5	—
Unrealized gain on derivatives held by affiliates	0.2	—	0.2	—
Foreign currency translation adjustments	23.4	—	23.4	(0.1)
Total components of other comprehensive income (loss)	$68.4	$(13.1)	$55.3	$(0.1)

	AGCO Corporation and Subsidiaries			Noncontrolling Interest
	2009			2009
	Before-tax Amount	Income Taxes	After-tax Amount	After-tax Amount
Defined benefit pension plans	$(97.6)	$27.4	$(70.2)	$—
Unrealized gain on derivatives, net	52.7	(17.3)	35.4	—
Unrealized gain on derivatives held by affiliates	0.6	—	0.6	—
Foreign currency translation adjustments	282.9	—	282.9	0.2
Total components of other comprehensive income	$238.6	$10.1	$248.7	$0.2

Acquisitions (Tables)	12 Months Ended
Dec. 31, 2011
Schedule Of Acquired Other Identifiable Intangible Assets
The acquired other identifiable intangible assets associated with the GSI, Dafeng, Laverda and AGCO-Amity JV acquisitions are summarized collectively in the following table (in millions):

Intangible Asset	Amount	Weighted-Average Useful Life
Distribution network	$394.0	14	years
Tradenames and trademarks	80.0	17	years
Technology	36.5	13	years
Land use rights	8.5	45	years
	$519.0

Schedule of Goodwill
The goodwill recorded is reported as follows in the Company’s geographical reportable segments:

Geographical Reportable Segment
North America	$412.8
South America	38.3
Europe/Africa/Middle East	67.2
Rest of World	88.3
$606.6

GSI Holdings Corp. [Member]
Schedule of Purchase Price Allocation
The preliminary fair values of the assets acquired and liabilities assumed as of the acquisition date are presented in the following table (in millions):

Current assets:
Cash and cash equivalents	$27.9
Accounts receivable	63.1
Inventories	71.7
Deferred tax and other current assets	53.3
Total current assets acquired	216.0
Property, plant and equipment	72.0
Intangible assets	438.5
Goodwill	533.9
Other noncurrent assets	2.8
Total assets acquired	1,263.2
Current liabilities:
Accounts payable and accrued expenses	107.9
Other current liabilities	25.7
Total current liabilities assumed	133.6
Deferred tax liabilities	164.1
Long-term debt and other noncurrent liabilities	5.4
Total liabilities assumed	303.1
Net assets acquired	$960.1

Sparex Holdings Ltd [Member]
Schedule Of Acquired Other Identifiable Intangible Assets

The acquired other identifiable intangible assets of Sparex are summarized in the following table (in millions):

Intangible Asset	Amount	Weighted-Average Useful Life
Customer relationships	$23.8	12	years
Tradenames and trademarks	4.8	30	years
	$28.6

AGCO-Amity JV [Member]
Summarized Data Of The Result Of Operations
This unaudited pro forma information has been prepared for comparative purposes only and does not purport to represent what the results of operations of the Company actually would have been had the transactions occurred on the date indicated or what the results of operations may be in any future period (in millions, except per share data):

	Year Ended December 31,
	2011	2010
Net sales	$9,512.7	$7,939.9
Net income attributable to AGCO Corporation and subsidiaries	626.6	210.4
Net income per common share attributable to AGCO Corporation and subsidiaries:
Basic	$6.55	$2.27
Diluted	$6.39	$2.18

Investments in Affiliates (Tables)	12 Months Ended
Dec. 31, 2011
Investments in Affiliates [Abstract]
Investments in and Advances to Affiliates
Investments in affiliates as of December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Retail finance joint ventures	$322.2	$305.7
Manufacturing joint ventures	14.3	82.5
Other joint ventures	9.8	9.8
	$346.3	$398.0

Equity in Earnings of Affiliates
The Company’s equity in net earnings of affiliates for the years ended December 31, 2011, 2010 and 2009 were as follows (in millions):

	2011	2010	2009
Retail finance joint ventures	$43.6	$43.4	$36.4
Manufacturing and other joint ventures	5.3	6.3	2.3
	$48.9	$49.7	$38.7

Schedule of Equity Method Investments
Summarized combined financial information of the Company’s retail finance joint ventures as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 were as follows (in millions):

	As of December 31,
	2011	2010
Total assets	$7,738.4	$7,092.8
Total liabilities	7,080.8	6,469.0
Partners’ equity	657.6	623.8

	For the Years Ended December 31,
	2011	2010	2009
Revenues	$364.2	$352.9	$335.8
Costs	220.5	212.2	229.0
Income before income taxes	$143.7	$140.7	$106.8

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Tax Expense (Benefit) [Abstract]
Schedule of Income before Income Tax, Domestic and Foreign
The sources of income (loss) before income taxes and equity in net earnings of affiliates were as follows for the years ended December 31, 2011, 2010 and 2009 (in millions):

	2011	2010	2009
United States	$1.6	$(53.5)	$(29.7)
Foreign	559.4	328.4	184.1
Income before income taxes and equity in net earnings of affiliates	$561.0	$274.9	$154.4

Schedule of Components of Income Tax Expense (Benefit)
The provision for income taxes by location of the taxing jurisdiction for the years ended December 31, 2011, 2010 and 2009 consisted of the following (in millions):

	2011	2010	2009
Current:
United States:
Federal	$(6.1)	$(7.1)	$(4.0)
State	—	—	0.2
Foreign	158.3	108.6	83.4
	152.2	101.5	79.6
Deferred:
United States:
Federal	(148.9)	0.1	(0.4)
State	—	—	—
Foreign	21.3	2.8	(21.5)
	(127.6)	2.9	(21.9)
	$24.6	$104.4	$57.7

Schedule of Effective Income Tax Rate Reconciliation
A reconciliation of income taxes computed at the United States federal statutory income tax rate (35%) to the provision for income taxes reflected in the Company’s Consolidated Statements of Operations for the years ended December 31, 2011, 2010 and 2009 is as follows (in millions):

	2011	2010	2009
Provision for income taxes at United States federal statutory rate of 35%	$196.3	$96.2	$53.9
State and local income taxes, net of federal income tax benefit	1.4	(0.9)	0.7
Taxes on foreign income which differ from the United States statutory rate	(31.8)	(4.0)	16.4
Tax effect of permanent differences	(13.5)	(10.2)	20.7
Change in valuation allowance	(150.7)	0.7	(38.8)
Change in tax contingency reserves	23.1	21.7	3.3
Other	(0.2)	0.9	1.5
	$24.6	$104.4	$57.7

Schedule of Deferred Tax Assets and Liabilities
The significant components of the deferred tax assets and liabilities at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Deferred Tax Assets:
Net operating loss carryforwards	$181.6	$210.7
Sales incentive discounts	44.7	41.1
Inventory valuation reserves	24.5	18.4
Pensions and postretirement health care benefits	93.7	74.5
Warranty and other reserves	127.5	88.1
Other	26.2	33.6
Total gross deferred tax assets	498.2	466.4
Valuation allowance	(145.8)	(262.5)
Total net deferred tax assets	352.4	203.9
Deferred Tax Liabilities:
Tax over book depreciation and amortization	338.1	178.3
Other	27.7	32.0
Total deferred tax liabilities	365.8	210.3
Net deferred tax assets (liabilities)	$(13.4)	$(6.4)
Amounts recognized in Consolidated Balance Sheets:
Deferred tax assets — current	$142.7	$52.6
Deferred tax assets — noncurrent	37.6	58.0
Other current liabilities	(1.4)	(13.1)
Other noncurrent liabilities	(192.3)	(103.9)
	$(13.4)	$(6.4)

Summary of Income Tax Contingencies
A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits as of and during the year ended December 31, 2011 and 2010 are as follows (in millions):

	2011	2010
Gross unrecognized income tax benefits	$48.2	$21.8
Additions for tax positions of the current year	18.9	17.3
Additions for tax positions of prior years	9.7	10.3
Reductions for tax positions of prior years for:
Changes in judgments	(1.5)	—
Settlements during the period	—	—
Lapses of applicable statute of limitations	(2.5)	(0.8)
Foreign currency translation	(1.7)	(0.4)
Gross unrecognized income tax benefits	$71.1	$48.2

Indebtedness (Tables)	12 Months Ended
Dec. 31, 2011
Indebtedness [Abstract]
Components Of Indebtedness
Indebtedness consisted of the following at December 31, 2011 and 2010 (in millions):

	December 31, 2011	December 31, 2010
6 7/8% Senior subordinated notes due 2014	$—	$267.7
5 7/8% Senior notes due 2021	300.0	—
4½% Senior term loan due 2016	259.4	—
Credit facility	665.0	—
1 3/4% Convertible senior subordinated notes due 2033	—	161.0
1 1/4% Convertible senior subordinated notes due 2036	183.4	175.2
Securitization facilities	—	113.9
Other long-term debt	62.0	0.2
	1,469.8	718.0
Less: Current portion of long-term debt	(60.1)	(0.1)
1 3/4% Convertible senior subordinated notes due 2033	—	(161.0)
Securitization facilities	—	(113.9)
Total indebtedness, less current portion	$1,409.7	$443.0

Maturities of Long-term Debt
At December 31, 2011, the aggregate scheduled maturities of long-term debt, excluding the current portion of long-term debt, are as follows (in millions):

2013	$21.9
2014	22.1
2015	41.3
2016	825.7
2017	—
Thereafter	498.7
$1,409.7

Carrying Amount Of The Convertible Senior Subordinated Notes
The following table sets forth as of December 31, 2011 and 2010 the carrying amount of the equity component, the principal amount of the liability component, the unamortized discount and the net carrying amount of the Company’s former 1 3/4% convertible senior subordinated notes and its 1 1/4% convertible senior subordinated notes (in millions):

	December 31,
	2011	2010
1¾% Convertible senior subordinated notes due 2033:
Carrying amount of the equity component	$—	$16.1

Principal amount of the liability component	$—	$161.0
Less: unamortized discount	—	—
Net carrying amount	$—	$161.0
1¼% Convertible senior subordinated notes due 2036:
Carrying amount of the equity component	$54.3	$54.3

Principal amount of the liability component	$201.3	$201.3
Less: unamortized discount	(17.9)	(26.1)
Net carrying amount	$183.4	$175.2

Interest Expense Recognized On Convertible Senior Subordinated Notes [ Text Block]
The following table sets forth the interest expense recognized for the years ended December 31, 2011, 2010 and 2009 relating to both the contractual interest coupon and the amortization of the discount on the liability component for the former 1 3/4% convertible senior subordinated notes and the 1 1/4% convertible senior subordinated notes (in millions):

	Years Ended December 31,
	2011	2010	2009
1¾% Convertible senior subordinated notes:
Interest expense	$0.9	$10.8	$11.3
1¼% Convertible senior subordinated notes:
Interest expense	$10.7	$10.2	$9.8

Employee Benefit Plans (Tables)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Schedule of Defined Benefit Plans Disclosures [Table Text Block]
The following tables set forth reconciliations of the changes in benefit obligation, plan assets and funded status as of December 31, 2011 and 2010 (in millions):

	Pension Benefits		Postretirement Benefits
Change in benefit obligation	2011	2010	2011	2010
Benefit obligation at beginning of year	$713.4	$728.2	$28.8	$28.1
Service cost	14.4	15.2	0.1	0.1
Interest cost	40.1	38.4	1.6	1.5
Plan participants’ contributions	1.8	1.6	—	—
Actuarial loss (gain)	41.6	(3.4)	3.0	0.9
Acquisitions	8.9	—	—	—
Amendments	0.7	3.3	—	—
Settlements	(0.6)	—	—	—
Curtailments	—	(0.5)	—	—
Benefits paid	(46.7)	(44.7)	(1.6)	(1.9)
Special termination benefits and other	0.2	0.3	0.1	—
Foreign currency exchange rate changes	(7.9)	(25.0)	(0.2)	0.1
Benefit obligation at end of year	$765.9	$713.4	$31.8	$28.8

			Postretirement Benefits
	Pension Benefits
Change in plan assets	2011	2010	2011	2010
Fair value of plan assets at beginning of year	$529.1	$489.2	$—	$—
Actual return on plan assets	7.7	66.7	—	—
Employer contributions	32.4	31.2	1.5	1.8
Plan participants’ contributions	1.8	1.6	—	—
Benefits paid	(46.7)	(44.7)	(1.6)	(1.9)
Settlements	(0.6)	—	—	—
Other	—	0.1	0.1	0.1
Foreign currency exchange rate changes	(2.9)	(15.0)	—	—
Fair value of plan assets at end of year	$520.8	$529.1	$—	$—
Funded status	$(245.1)	$(184.3)	$(31.8)	$(28.8)
Unrecognized net actuarial loss	299.3	234.9	9.4	6.7
Unrecognized prior service (credit) cost	(0.3)	(1.2)	0.1	(0.2)
Accumulated other comprehensive loss	(299.0)	(233.7)	(9.5)	(6.5)
Net amount recognized	$(245.1)	$(184.3)	$(31.8)	$(28.8)

Amounts recognized in Consolidated Balance Sheets:
Other long-term asset	$0.2	$0.5	$—	$—
Other current liabilities	(6.6)	(5.0)	(1.9)	(1.7)
Pensions and postretirement health care benefits (noncurrent)	(238.7)	(179.8)	(29.9)	(27.1)
Net amount recognized	$(245.1)	$(184.3)	$(31.8)	$(28.8)

Effect of One-Percentage-Point Change in Assumed Health Care Cost Trend Rates
Changing the assumed health care cost trend rates by one percentage point each year and holding all other assumptions constant would have the following effect to service and interest cost for 2011 and the accumulated postretirement benefit obligation at December 31, 2011 (in millions):

	One Percentage Point Increase	One Percentage Point Decrease
Effect on service and interest cost	$0.2	($0.2)
Effect on accumulated benefit obligation	$3.4	($2.9)

Pension Benefits [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Net Pension And Postretirement Cost
Net annual pension costs for the years ended December 31, 2011, 2010 and 2009 are set forth below (in millions):

Pension benefits	2011	2010	2009
Service cost	$14.4	$15.2	$8.8
Interest cost	40.1	38.4	36.7
Expected return on plan assets	(37.1)	(32.8)	(29.5)
Amortization of net actuarial loss	6.4	8.6	6.5
Amortization of prior service (credit) cost	(0.2)	2.2	(0.2)
Settlement loss	0.1	—	0.1
Special termination benefits and other	0.2	0.1	—
Net annual pension cost	$23.9	$31.7	$22.4

Assumptions Used
The weighted average assumptions used to determine the net annual pension costs for the Company’s pension plans for the years ended December 31, 2011, 2010 and 2009 are as follows:

	2011	2010	2009
All plans:
Weighted average discount rate	5.6%	5.7%	6.6%
Weighted average expected long-term rate of return on plan assets	7.0%	7.0%	7.0%
Rate of increase in future compensation	2.5-4.5%	2.5-4.5%	3.0-4.0%
U.S.-based plans:
Weighted average discount rate	5.4%	5.5%	6.25%
Weighted average expected long-term rate of return on plan assets	8.0%	8.0%	8.0%
Rate of increase in future compensation	N/A	N/A	N/A
The weighted average assumptions used to determine the benefit obligation for the Company’s pension plans as of December 31, 2011 and 2010 are as follows:

	2011	2010
All plans:
Weighted average discount rate	5.1%	5.6%
Rate of increase in future compensation	2.5-4.5%	2.5-4.5%
U.S.-based plans:
Weighted average discount rate	4.6%	5.4%
Rate of increase in future compensation	N/A	N/A

Allocation of Plan Assets
The fair value of the Company’s pension assets as of December 31, 2011 is as follows (in millions):

	Total	Level 1	Level 2	Level 3
Equity securities:
Global equities	$128.1	$128.1	$—	$—
Non-U.S. equities	4.5	4.5	—	—
U.K. equities	57.5	57.5	—	—
U.S. large cap equities	5.1	5.1	—	—
U.S. small cap equities	4.1	4.1	—	—
Total equity securities	199.3	199.3	—	—
Fixed income:
Aggregate fixed income	9.5	9.5	—	—
International fixed income	166.1	166.1	—	—
Total fixed income share(1)	175.6	175.6	—	—
Cash and equivalents:
Cash	5.0	—	5.0	—
Total cash and equivalents	5.0	—	5.0	—
Alternative investments(2)	119.8	—	—	119.8
Miscellaneous funds(3)	21.1	—	—	21.1
Total assets	$520.8	$374.9	$5.0	$140.9
______________________________________

(1)	75% of "fixed income" securities are in investment-grade corporate bonds; 21% are in government treasuries; and 4% are in other various fixed income securities.

(2)
23% of "alternative investments" are in multi-strategy funds; 17% are in long-short equity funds; 15% are in event-driven funds; 15% are in relative value funds; 13% are in credit funds; and 17% are distributed in hedged and non-hedged funds.

(3)	“Miscellaneous funds” is comprised of pooled funds in Australia and insurance contracts in Finland, Norway and Switzerland.

The fair value of the Company’s pension assets as of December 31, 2010 is as follows (in millions):

	Total	Level 1	Level 2	Level 3
Equity securities:
Global equities	$140.5	$140.5	$—	$—
Non-U.S. equities	5.3	5.3	—	—
U.K. equities	53.8	53.8	—	—
U.S. large cap equities	5.3	5.3	—	—
U.S. small cap equities	3.7	3.7	—	—
Total equity securities	208.6	208.6	—	—
Fixed income:
Aggregate fixed income	7.5	7.5	—	—
International fixed income	157.0	157.0	—	—
Total fixed income share(1)	164.5	164.5	—	—
Cash and equivalents:
Cash	10.9	—	10.9	—
Total cash and equivalents	10.9	—	10.9	—
Alternative investments(2)	126.2	—	—	126.2
Miscellaneous funds(3)	18.9	—	—	18.9
Total assets	$529.1	$373.1	$10.9	$145.1
_______________________________________

(1)	42% of “fixed income” securities are in government treasuries; 23% are in investment-grade corporate bonds; 10% are in foreign bonds; and 25% are in other various fixed income securities.

(2)
29% of “alternative investments” are in long-short equity funds; 14% are in multi-strategy funds; 14% are in event-driven funds; 12% are in relative value funds; 8% are in credit funds; and 23% are distributed in hedged and non-hedged funds.

(3)	“Miscellaneous funds” is comprised of pooled funds in Australia and various contracts in Finland, Norway and Switzerland

Reconciliation of Significant Unobservable Inputs, Changes in Plan Assets
The following is a reconciliation of Level 3 assets as of December 31, 2011 (in millions):

	Total	Alternative Investments	Miscellaneous Funds
Beginning balance as of December 31, 2010	$145.1	$126.2	$18.9
Actual return on plan assets:
(a) Relating to assets still held at reporting date	(2.4)	(4.0)	1.6
(b) Relating to assets sold during period	(0.3)	(0.3)	—
Purchases, sales and /or settlements	15.2	13.9	1.3
Transfers in and /or out of Level 3	(15.6)	(15.6)	—
Foreign currency exchange rate changes	(1.1)	(0.4)	(0.7)
Ending balance as of December 31, 2011	$140.9	$119.8	$21.1

The following is a reconciliation of Level 3 assets as of December 31, 2010 (in millions):

	Total	Alternative Investments	Miscellaneous Funds
Beginning balance as of December 31, 2009	$144.3	$127.6	$16.7
Actual return on plan assets:
(a) Relating to assets still held at reporting date	8.5	7.7	0.8
(b) Relating to assets sold during period	0.4	0.4	—
Purchases, sales and /or settlements	(1.5)	(3.1)	1.6
Transfers in and /or out of Level 3	(2.0)	(2.0)	—
Foreign currency exchange rate changes	(4.6)	(4.4)	(0.2)
Ending balance as of December 31, 2010	$145.1	$126.2	$18.9

Expected Benefit Payments	At December 31, 2011, the aggregate expected benefit payments for all of the Company’s pension plans are as follows (in millions):

2012	$47.1
2013	45.9
2014	49.0
2015	50.2
2016	46.5
2017 through 2021	248.6
$487.3

U.S. Based Pension Benefit Plans [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Allocation of Plan Assets
The weighted average asset allocation of the Company’s U.S. pension benefit plans as of December 31, 2011 and 2010 are as follows:

Asset Category	2011	2010
Large and small cap domestic equity securities	37%	28%
International equity securities	13%	14%
Domestic fixed income securities	21%	22%
Other investments	29%	36%
Total	100%	100%

Non-U.S. Pension Benefit Plans [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Allocation of Plan Assets
The weighted average asset allocation of the Company’s non-U.S. pension benefit plans as of December 31, 2011 and 2010 are as follows:

Asset Category	2011	2010
Equity securities	40%	41%
Fixed income securities	36%	34%
Other investments	24%	25%
Total	100%	100%

Postretirement Benefits [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Net Pension And Postretirement Cost
Net annual postretirement benefit costs for the years ended December 31, 2011, 2010 and 2009 are set forth below (in millions, except percentages):

Postretirement benefits	2011	2010	2009
Service cost	$0.1	$0.1	$0.1
Interest cost	1.6	1.5	1.7
Amortization of prior service credit	(0.3)	(0.3)	(0.3)
Amortization of unrecognized net loss	0.3	0.2	0.3
Net annual postretirement benefit cost	$1.7	$1.5	$1.8
Weighted average discount rate	5.6%	5.65%	6.33%

Expected Benefit Payments
At December 31, 2011, the aggregate expected benefit payments for the Company’s U.S. and Brazilian postretirement benefit plans are as follows (in millions):

2012	$1.9
2013	2.1
2014	2.1
2015	2.1
2016	2.2
2017 through 2021	11.5
$21.9

ENPP [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Net Pension And Postretirement Cost
Net annual ENPP cost and the measurement assumptions for the plans for the years ended December 31, 2011, 2010 and 2009 are set forth below (in millions, except percentages):

	2011	2010	2009
Service cost	$1.8	$1.4	$1.2
Interest cost	1.0	0.9	0.8
Amortization of prior service cost	0.6	0.5	0.5
Recognized actuarial loss (gain)	0.1	—	(0.1)
Net annual ENPP costs	$3.5	$2.8	$2.4
Discount rate	5.4%	5.5%	6.25%
Rate of increase in future compensation	5.0%	5.0%	5.0%

Expected Benefit Payments
During 2011, approximately $0.8 million of benefit payments were made related to the ENPP. At December 31, 2011, the aggregate expected benefit payments for the ENPP are as follows (in millions):

2012	$1.0
2013	1.3
2014	1.3
2015	0.9
2016	1.1
2017 through 2021	13.6
$19.2

Schedule of Changes in Projected Benefit Obligations [Table Text Block]
The following tables set forth reconciliations of the changes in benefit obligation and funded status as of December 31, 2011 and 2010 (in millions):

Change in benefit obligation	2011	2010
Benefit obligation at beginning of year	$20.5	$16.5
Service cost	1.8	1.4
Interest cost	1.0	0.9
Actuarial loss	4.0	2.3
Amendments	4.5	0.2
Benefits paid	(0.8)	(0.8)
Benefit obligation at end of year	$31.0	$20.5
Funded status	$(31.0)	$(20.5)
Unrecognized net actuarial loss	6.9	3.0
Unrecognized prior service cost	6.5	2.6
Accumulated other comprehensive loss	(13.4)	(5.6)
Net amount recognized	$(31.0)	$(20.5)
Amounts recognized in Consolidated Balance Sheets:
Other current liabilities	$(1.0)	$(0.9)
Pensions and postretirement health care benefits (noncurrent)	(30.0)	(19.6)
Net amount recognized	$(31.0)	$(20.5)

Stock Incentive Plans (Tables)	12 Months Ended
Dec. 31, 2011
Share-based Compensation [Abstract]
Performance Award Transactions Text Block
Performance award transactions during 2011 were as follows and are presented as if the Company were to achieve its maximum levels of performance under the plan:

Shares awarded but not earned at January 1	1,916,254
Shares awarded	1,490,853
Shares forfeited or unearned	(1,199,126)
Shares earned	—
Shares awarded but not earned at December 31	2,207,981

Weighted Average Grant-Date Fair Value Of SSARS And Assumptions Under Black-Scholes Option Model
The weighted average grant-date fair value of SSARs granted under the 2006 Plan and the weighted average assumptions under the Black-Scholes option model were as follows for the years ended December 31, 2011, 2010 and 2009:

	Years Ended December 31,
	2011	2010	2009
Weighted average grant-date fair value	$22.26	$14.49	$7.46
Weighted average assumptions under Black-Scholes option model:
Expected life of awards (years)	5.5	5.5	5.5
Risk-free interest rate	1.9%	2.4%	1.6%
Expected volatility	49.7%	48.5%	45.3%
Expected dividend yield	—	—	—

SSAR Activity
SSAR transactions during the year ended December 31, 2011 were as follows:

SSARs outstanding at January 1	798,197
SSARs granted	164,425
SSARs exercised	(130,062)
SSARs canceled or forfeited	(500)
SSARs outstanding at December 31	832,060
SSAR price ranges per share:
Granted	$ 43.39-52.29
Exercised	21.45-37.38
Canceled or forfeited	56.98
Weighted average SSAR exercise prices per share:
Granted	$51.53
Exercised	27.78
Canceled or forfeited	56.98
Outstanding at December 31	36.78

Schedule Of SSAR Exercise Price Range, Number Of Shares, Weighted Average Exercise Price And Remaining Contractual Lives
The following table sets forth the exercise price range, number of shares, weighted average exercise price, and remaining contractual lives by groups of similar price:

	SSARs Outstanding			SSARs Exercisable
Range of Exercise Prices	Number of Shares	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Exercisable as of December 31, 2011	Weighted Average Exercise Price
$21.45 – $23.80	258,157	3.8	$21.68	129,188	$22.01
$29.23 – $37.38	307,891	3.9	$35.00	168,016	$36.37
$43.39 – $56.98	266,012	5.0	$53.51	76,612	$56.79
	832,060			373,816	$35.59

Stock Option Transactions
Stock option transactions during 2011 were as follows:

Options outstanding and exercisable at January 1	19,275
Options granted	—
Options exercised	(17,275)
Options canceled or forfeited	—
Options outstanding and exercisable at December 31	2,000
Option price ranges per share:
Granted	$—
Exercised	15.12-20.85
Canceled or forfeited	—
Weighted average option exercise prices per share:
Granted	$—
Exercised	15.78
Canceled or forfeited	—
Outstanding at December 31	20.85

Derivative Instruments And Hedging Activities (Tables)	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedges, Assets [Abstract]
Summary Of Accumulated Other Comprehensive Loss Related To Derivatives
The following table summarizes the activity in accumulated other comprehensive income (loss) related to the derivatives held by the Company during the years ended December 31, 2011, 2010 and 2009 (in millions):

	Before-Tax Amount	Income Tax (1)	After-Tax Amount (1)
Accumulated derivative net losses as of December 31, 2008	$(54.1)	$(17.4)	$(36.7)
Net changes in fair value of derivatives	34.6	13.7	20.9
Net losses reclassified from accumulated other comprehensive loss into income	18.1	3.6	14.5
Accumulated derivative net losses as of December 31, 2009	(1.4)	(0.1)	(1.3)
Net changes in fair value of derivatives	—	0.6	(0.6)
Net losses reclassified from accumulated other comprehensive loss into income	3.1	—	3.1
Accumulated derivative net gains as of December 31, 2010	1.7	0.5	1.2
Net changes in fair value of derivatives	(1.5)	(1.3)	(0.2)
Net gains reclassified from accumulated other comprehensive loss into income	(5.6)	(0.4)	(5.2)
Accumulated derivative net losses as of December 31, 2011	$(5.4)	$(1.1)	$(4.3)

Fair Value Of Derivative Instruments
The table below sets forth the fair value of derivative instruments as of December 31, 2011 (in millions):

	Asset Derivatives As of December 31, 2011		Liability Derivatives As of December 31, 2011
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivative instruments designated as hedging instruments:
Foreign currency contracts	Other current assets	$—	Other current liabilities	$4.3
Derivative instruments not designated as hedging instruments:
Foreign currency contracts	Other current assets	7.3	Other current liabilities	7.9
Total derivative instruments		$7.3		$12.2
The table below sets forth the fair value of derivative instruments as of December 31, 2010 (in millions):

	Asset Derivatives As of December 31, 2010		Liability Derivatives As of December 31, 2010
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivative instruments designated as hedging instruments:
Foreign currency contracts	Other current assets	$2.3	Other current liabilities	$—
Derivative instruments not designated as hedging instruments:
Foreign currency contracts	Other current assets	12.0	Other current liabilities	8.7
Total derivative instruments		$14.3		$8.7

Commitments And Contingencies Commitments And Contingencies (Tables)	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Payments Required for Significant Commitments [Table Text Block]
The future payments required under the Company’s significant commitments as of December 31, 2011 are as follows (in millions):

	Payments Due By Period
	2012	2013	2014	2015	2016	Thereafter	Total
Interest payments related to indebtedness(1)	$43.8	$43.4	$40.5	$40.0	$32.4	$83.7	$283.8
Capital lease obligations	2.0	1.6	0.6	0.4	0.2	0.1	4.9
Operating lease obligations	48.0	34.9	20.5	15.0	13.1	51.0	182.5
Unconditional purchase obligations(2)	67.9	3.5	2.3	1.2	0.9	—	75.8
Other short-term and long-term obligations(3)	64.6	31.9	28.2	34.6	32.9	84.9	277.1
Total contractual cash obligations	$226.3	$115.3	$92.1	$91.2	$79.5	$219.7	$824.1
____________________________________

(1)
Estimated interest payments are calculated assuming current interest rates over minimum maturity periods specified in debt agreements. Debt may be repaid sooner or later than such minimum maturity periods (unaudited).

(2)	Unconditional purchase obligations exclude routine purchase orders entered into in the normal course of business.

(3)
Other short-term and long-term obligations include estimates of future minimum contribution requirements under the Company’s U.S. and non-U.S. defined benefit pension and postretirement plans. These estimates are based on current legislation in the countries the Company operates within and are subject to change. Other short-term and long-term obligations also include income tax liabilities related to uncertain income tax positions connected with ongoing income tax audits in various jurisdictions (unaudited).

Schedule of Guarantor Obligations [Table Text Block]

	Amount of Commitment Expiration Per Period
	2012	2013	2014	2015	2016	Thereafter	Total
Guarantees	$128.7	$2.8	$1.9	$1.0	$0.2	$—	$134.6

Segment Reporting (Tables)	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Sales Information By Reportable Segments
Segment results for the years ended December 31, 2011, 2010 and 2009 based on the Company’s reportable segments are as follows (in millions):

Years Ended December 31,	North America	South America	Europe/Africa/ Middle East	Rest of World	Consolidated
2011
Net sales	$1,770.6	$1,871.5	$4,681.7	$449.4	$8,773.2
Income from operations	90.9	143.1	479.4	31.4	744.8
Depreciation	28.5	20.0	98.3	5.1	151.9
Assets	861.4	585.5	1,895.0	311.6	3,653.5
Capital expenditures	59.3	40.4	189.6	11.1	300.4
2010
Net sales	$1,489.3	$1,753.3	$3,364.4	$289.6	$6,896.6
Income from operations	49.5	161.7	207.2	14.2	432.6
Depreciation	24.9	19.4	86.9	4.7	135.9
Assets	597.0	557.3	1,628.2	178.0	2,960.5
Capital expenditures	27.9	21.9	112.5	4.8	167.1
2009
Net sales	$1,442.7	$1,167.1	$3,602.8	$303.8	$6,516.4
Income from operations	21.9	64.6	224.5	18.4	329.4
Depreciation	24.1	15.7	76.2	2.8	118.8
Assets	583.9	515.1	1,419.3	203.3	2,721.6
Capital expenditures	33.3	29.4	142.8	1.1	206.6

Income From Operations And Total Assets
A reconciliation from the segment information to the consolidated balances for income from operations and total assets is set forth below (in millions):

	2011	2010	2009
Segment income from operations	$744.8	$432.6	$329.4
Corporate expenses	(90.6)	(72.7)	(71.3)
Stock compensation	(23.0)	(12.9)	(8.2)
Restructuring and other infrequent income (expenses)	0.7	(4.4)	(13.2)
Amortization of intangibles	(21.6)	(18.4)	(18.0)
Consolidated income from operations	$610.3	$324.2	$218.7

Segment assets	$3,653.5	$2,960.5	$2,721.6
Cash and cash equivalents	724.4	719.9	651.4
Receivables from affiliates	122.9	106.3	70.3
Investments in affiliates	346.3	398.0	353.9
Deferred tax assets, other current and noncurrent assets	549.1	447.9	400.9
Intangible assets, net	666.5	171.6	166.8
Goodwill	1,194.5	632.7	634.0
Consolidated total assets	$7,257.2	$5,436.9	$4,998.9

Schedule of Revenue from External Customers Attributed to Foreign Countries by Geographic Area
Net sales by customer location for the years ended December 31, 2011, 2010 and 2009 were as follows (in millions):

	2011	2010	2009
Net sales:
United States	$1,363.7	$1,151.4	$1,103.6
Canada	315.6	253.5	250.8
Germany	1,067.3	746.2	838.4
France	825.1	563.4	733.6
United Kingdom and Ireland	449.5	333.9	330.8
Finland and Scandinavia	835.4	674.0	653.0
Other Europe	1,403.2	944.7	928.2
South America	1,851.0	1,739.5	1,155.6
Middle East and Africa	266.7	159.0	184.1
Asia	96.6	94.5	72.2
Australia and New Zealand	187.3	138.3	166.3
Mexico, Central America and Caribbean	111.8	98.2	99.8
	$8,773.2	$6,896.6	$6,516.4

Revenue from External Customers by Products and Services
Net sales by product for the years ended December 31, 2011, 2010 and 2009 were as follows (in millions):

	2011	2010	2009
Net sales:
Tractors	$5,779.6	$4,685.7	$4,393.4
Combines	610.8	397.7	377.3
Application equipment	345.2	304.1	252.2
Other machinery	762.5	505.4	553.6
Replacement parts	1,275.1	1,003.7	939.9
	$8,773.2	$6,896.6	$6,516.4

Schedule of Disclosure on Geographic Areas, Long-Lived Assets in Individual Foreign Countries by Country
Property, plant and equipment and amortizable intangible assets by country as of December 31, 2011 and 2010 was as follows (in millions):

	2011	2010
United States	$618.2	$143.1
Finland	173.2	178.0
Germany	395.6	295.3
Brazil	214.9	184.2
Italy	88.1	0.1
France	65.8	62.2
Other	241.9	135.8
	$1,797.7	$998.7

Operations and Summary of Significant Accounting Policies (Details) In Millions, unless otherwise specified	12 Months Ended		12 Months Ended														12 Months Ended
	Dec. 31, 2011 USD ($) Independent_Dealers_Distributors	Dec. 31, 2010 USD ($)	Dec. 31, 2011 Equipment Sales [Member] United States and Canada [Member]	Dec. 31, 2011 Replacement Parts [Member] United States and Canada [Member]	Dec. 31, 2011 Large Seasonal Products [Member] United States and Canada [Member]	Dec. 31, 2011 Minimum [Member]	Dec. 31, 2011 Minimum [Member] Equipment Sales [Member] International [Member]	Dec. 31, 2011 Minimum [Member] Replacement Parts [Member] International [Member]	Dec. 31, 2011 Maximum [Member]	Dec. 31, 2011 Maximum [Member] Equipment Sales [Member] International [Member]	Dec. 31, 2011 Maximum [Member] Replacement Parts [Member] International [Member]	Dec. 31, 2011 Maximum [Member] Large Seasonal Products [Member]	Dec. 31, 2011 Maximum [Member] Large Seasonal Products [Member] International [Member]	Mar. 03, 2011 AGCO-Amity JV [Member] Corporate Joint Venture [Member] USD ($)	Jan. 03, 2011 AGCO-Amity JV [Member] Corporate Joint Venture [Member]	Dec. 31, 2011 GIMA [Member] Corporate Joint Venture [Member] EUR (€)	Dec. 31, 2011 Rabobank [Member] Co-venturer [Member]	Nov. 30, 2011 Dafeng [Member] USD ($)	Nov. 30, 2011 Dafeng [Member] CNY
Accounting Policies [Line Items]
Number of Independent Dealers and Distributors	3,100
Equity Method Investment, Ownership Percentage						20.00%										50.00%
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures																€ 4.2
Ownership Interest of Co Venture																	51.00%
Company acquired, percent															50.00%			80.00%	80.00%
Company acquired, purchase price														25				27	172
Revenue Recognition [Abstract]
Interest Income Period On Installment Agreements						6 months			12 months
number of months in which remaining installment agreement balance is generally due	12
Payment period on product sales	1 month		12 months	30 days	6 months		30 days	30 days	12 months	180 days	90 days		6 months
Interest Free Period on Receivables						1 month			12 months			23 months
Cash and Cash Equivalents [Abstract]
Cash	320.4	228.2
Cash Equivalents, at Carrying Value	$ 404	$ 491.7

Operations and Summary of Significant Accounting Policies - Accounts and Notes Receivable (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Accounts, Notes, Loans and Financing Receivable [Line Items]
Valuation Allowance, Amount	$ 49.3	$ 40.6
Sales Discount Reserve	91.1	87.4
Percentage of net sales with maximum interest-free periods ranging from one to six months	16.90%
Percentage of net sales with maximum interest-free periods ranging from seven to twelve months	3.20%
Percentage of net sales with maximum interest-free periods ranging from thirteen to twenty-three months	0.20%
Allowance for Promotions [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Valuation Allowance, Amount	12.4	11.3
Allowance for Doubtful Accounts [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Valuation Allowance, Amount	$ 36.9	$ 29.3

Operations and Summary of Significant Accounting Policies - Inventories (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Operations and Summary of Significant Accounting Policies [Abstract]
Inventory Write-down	$ 106.8	$ 86.2
Inventory, Net [Abstract]
Finished goods	500	422.6
Repair and replacement parts	450.7	432.4
Work in process	127.6	90.2
Raw materials	481.3	288.3
Inventories, net	$ 1,559.6	$ 1,233.5

Operations and Summary of Significant Accounting Policies - Property Plant and Equipment (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Gross property, plant and equipment	$ 2,248.9	$ 1,856
Accumulated depreciation and amortization	(1,026.3)	(931.2)
Property, plant and equipment, net	1,222.6	924.8
Land [Member]
Property, Plant and Equipment [Abstract]
Gross property, plant and equipment	97.2	63.6
Building and Building Improvements [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life, Minimum	10
Property, Plant and Equipment, Useful Life, Maximum	40
Property, Plant and Equipment [Abstract]
Gross property, plant and equipment	527.9	404.1
Machinery and Equipment [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life, Minimum	3
Property, Plant and Equipment, Useful Life, Maximum	15
Property, Plant and Equipment [Abstract]
Gross property, plant and equipment	1,358.1	1,166.4
Furniture and Fixtures [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Useful Life, Minimum	3
Property, Plant and Equipment, Useful Life, Maximum	10
Property, Plant and Equipment [Abstract]
Gross property, plant and equipment	$ 265.7	$ 221.9

Operations and Summary of Significant Accounting Policies - Goodwill and Other Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010	Dec. 31, 2009
Goodwill [Roll Forward]
Goodwill Beginning of Period	$ 632.7	$ 634	$ 587
Goodwill, Acquired During Period	605.7	26.8
Goodwill Adjustments Related To Income Taxes	(9.1)	(8.6)	(9.2)
Goodwill Adjustments Related To Income Taxes	9.1	8.6	9.2
Goodwill, Translation Adjustments	(34.8)	(19.5)	56.2
Goodwill End of Period	1,194.5	632.7	634
Finite-Lived Intangible Assets, Useful Life, Minimum	5
Finite-Lived Intangible Assets, Useful Life, Maximum	45
Amortization of intangibles	21.6	18.4	18
Future Amortization Expense, Year One	48.7
Future Amortization Expense, Year Two	48.7
Future Amortization Expense, Year Three	40.2
Future Amortization Expense, Year Four	40.2
Future Amortization Expense, Year Five	39
Number Of Countries Where Products Sold	140
Finite-Lived Intangible Assets, Gross	723.8	214.1	191
Finite-lived Intangible Assets Acquired During Period	520.8	26.7
Finite Lived Intangible Assets Foreign Currency Translation	(11.1)	(3.6)
Finite Lived Intangible Assets, Accumulated Amortization, Foreign Currency Translation	(8)	(2.8)
Finite-Lived Intangible Assets, Accumulated Amortization	148.7	135.1	119.5
North America [Member]
Goodwill [Roll Forward]
Goodwill Beginning of Period	3.1	3.1	3.1
Goodwill, Acquired During Period	412.8	0
Goodwill Adjustments Related To Income Taxes	0	0	0
Goodwill, Translation Adjustments	0	0	0
Goodwill End of Period	415.9	3.1	3.1
South America [Member]
Goodwill [Roll Forward]
Goodwill Beginning of Period	196.7	187.2	141.6
Goodwill, Acquired During Period	38.3	0
Goodwill Adjustments Related To Income Taxes	0	0	0
Goodwill, Translation Adjustments	(22.8)	9.5	45.6
Goodwill End of Period	212.2	196.7	187.2
Europe/ Africa/ Middle East [Member]
Goodwill [Roll Forward]
Goodwill Beginning of Period	432.9	443.7	442.3
Goodwill, Acquired During Period	66.3	26.8
Goodwill Adjustments Related To Income Taxes	(9.1)	(8.6)	(9.2)
Goodwill, Translation Adjustments	(12.3)	(29)	10.6
Goodwill End of Period	477.8	432.9	443.7
Rest of World [Member]
Goodwill [Roll Forward]
Goodwill Beginning of Period	0	0	0
Goodwill, Acquired During Period	88.3	0
Goodwill Adjustments Related To Income Taxes	0	0	0
Goodwill, Translation Adjustments	0.3	0	0
Goodwill End of Period	88.6	0	0
Customer Relationships [Member]
Goodwill [Roll Forward]
Finite-Lived Intangible Assets, Weighted-Average Useful Life	13
Amortization of intangibles	18.2	10.7
Finite-Lived Intangible Assets, Gross	511.4	124.9	103.3
Finite-lived Intangible Assets Acquired During Period	396.1	21.9
Finite Lived Intangible Assets Foreign Currency Translation	(9.6)	(0.3)
Finite Lived Intangible Assets, Accumulated Amortization, Foreign Currency Translation	(6.6)	(0.1)
Finite-Lived Intangible Assets, Accumulated Amortization	85.3	73.7	63.1
Technology and Patents [Member]
Goodwill [Roll Forward]
Finite-Lived Intangible Assets, Weighted-Average Useful Life	13
Amortization of intangibles	1.3	6.6
Finite-Lived Intangible Assets, Gross	85.7	50.8	54.3
Finite-lived Intangible Assets Acquired During Period	36.5	0
Finite Lived Intangible Assets Foreign Currency Translation	(1.6)	(3.5)
Finite Lived Intangible Assets, Accumulated Amortization, Foreign Currency Translation	(1.4)	(2.7)
Finite-Lived Intangible Assets, Accumulated Amortization	50.3	50.4	46.5
Tradenames And Trademarks [Member]
Goodwill [Roll Forward]
Finite-Lived Intangible Assets, Weighted-Average Useful Life	21
Amortization of intangibles	2.1	1.1
Finite-Lived Intangible Assets, Gross	118.1	38.4	33.4
Finite-lived Intangible Assets Acquired During Period	79.7	4.8
Finite Lived Intangible Assets Foreign Currency Translation	0	0.2
Finite Lived Intangible Assets, Accumulated Amortization, Foreign Currency Translation	0	0
Finite-Lived Intangible Assets, Accumulated Amortization	13.1	11	9.9
Land Use Rights [Member]
Goodwill [Roll Forward]
Finite-Lived Intangible Assets, Weighted-Average Useful Life	45
Amortization of intangibles	0	0
Finite-Lived Intangible Assets, Gross	8.6	0	0
Finite-lived Intangible Assets Acquired During Period	8.5	0
Finite Lived Intangible Assets Foreign Currency Translation	0.1	0
Finite Lived Intangible Assets, Accumulated Amortization, Foreign Currency Translation	0	0
Finite-Lived Intangible Assets, Accumulated Amortization	0	0	0
Tradenames And Trademarks [Member]
Goodwill [Roll Forward]
Indefinite-lived Intangible Assets	91.4	92.6	95.3
Indefinite-lived Intangible Assets, Translation and Purchase Accounting Adjustments	$ (1.2)	$ (2.7)
Massey Ferguson [Member]
Goodwill [Roll Forward]
Number Of Countries Where Products Sold	140
Valtra Brand [Member]
Goodwill [Roll Forward]
Number Of Countries Where Products Sold	50

Operations and Summary of Significant Accounting Policies - Accrued Expense and Reserves (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010	Dec. 31, 2009
Operations and Summary of Significant Accounting Policies [Abstract]
Reserve for volume discounts and sales incentives	$ 318.9	$ 252.1
Warranty reserves	212.7	179
Accrued employee compensation and benefits	220.1	168.2
Accrued taxes	139	115.2
Other	189.9	168.6
Accrued Liabilities	1,080.6	883.1
Movement in Standard Product Warranty Accrual [Roll Forward]
Warranty reserves, beginning of period	199.5	181.6	183.4
Product Warranty Accrual, Additions from Business Acquisition	7.2	0	0
Product Warranty Accrual, Warranties Issued	195.1	163.7	141.6
Product Warranty Accrual, Payments	(152.6)	(140.1)	(150.9)
Product Warranty Accrual, Currency Translation, Increase (Decrease)	(8.7)	(5.7)	7.5
Warranty reserves, end of period	240.5	199.5	181.6
Standard Product Warranty Period Minimum	1
Standard Product Warranty Period Maximum	4
Standard Product Warranty Accrual, Noncurrent	$ 27.8	$ 20.5

Operations and Summary of Significant Accounting Policies - Stock Compensation Allocation (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated Share-based Compensation Expense	$ 24.6	$ 13.6	$ 8.3
Cost of Goods Sold [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated Share-based Compensation Expense	1.6	0.7	0.1
Selling, General and Administrative Expenses [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Allocated Share-based Compensation Expense	$ 23	$ 12.9	$ 8.2

Operations and Summary of Significant Accounting Policies - Expenses (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Advertising Expense	$ 66.3	$ 53.4	$ 51.5
Interest Income (Expense), Net [Abstract]
Interest expense, net	59	64	65
Interest Income, Operating	(28.8)	(30.7)	(22.9)
Interest Income (Expense), Net	(30.2)	(33.3)	(42.1)
Selling, General and Administrative Expenses [Member]
Shipping, Handling and Transportation Costs	$ 29.9	$ 26.8	$ 26.3

Operations and Summary of Significant Accounting Policies - Earnings Per Share (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Earnings Per Share, Basic [Abstract]
Net income attributable to AGCO Corporation and subsidiaries	$ 583.3	$ 220.5	$ 135.7
Weighted Average Number of Shares Outstanding, Basic	95.6	92.8	92.2
Basic net income per share attributable to AGCO Corporation and subsidiaries	$ 6.1	$ 2.38	$ 1.47
Diluted net income per share:
Dilutive stock options, performance share awards and restricted stock awards	0.6	0.4	0.4
Weighted average assumed conversion of contingently convertible senior subordinated notes	1.9	3.2	1.5
Weighted average number of common and common share equivalents outstanding for purposes of computing diluted income per share	98.1	96.4	94.1
Diluted net income per share attributable to AGCO and subsidiaries	$ 5.95	$ 2.29	$ 1.44
A1 1/4percent Convertible Senior Subordinated Notes Due December 15, 2036 [Member] [Member]
Earnings Per Share, Diluted, by Common Class, Including Two Class Method [Line Items]
Debt principal amount	$ 201.3	$ 201.3
Settled Stock Appreciation Rights [Member]
Diluted net income per share:
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount	0.3	0.3	0.3

Operations and Summary of Significant Accounting Policies - Comprehensive Income (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009
Unrealized gain on derivatives, before Tax	$ (1.5)		$ 0	$ 34.6
Unrealized gain on derivatives, Tax	1.3		(0.6)	(13.7)
Unrealized gain on derivatives, Net of Tax	(0.2)		(0.6)	20.9
Unrealized gain on derivatives held by affiliatess, Net Of Tax	2.5		0.2	0.6
Foreign currency translation adjustment, Net of Tax	(204.6)		23.3	283.1
AGCO Corporation And Subsidiaries [Member]
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, before Tax	(76)	[1]	41.7	(97.6)
Defined benefit pension plans, Tax	14.9		(12.5)	27.4
Defined benefit pension plans, Net of Tax	(61.1)		29.2	(70.2)
Unrealized gain on derivatives, before Tax	(7.1)	[1]	3.1	52.7
Unrealized gain on derivatives, Tax	1.6		(0.6)	(17.3)
Unrealized gain on derivatives, Net of Tax	(5.4)		2.5	35.4
Unrealized gain on derivatives held by affiliates, before tax	2.5	[1]	0.2	0.6
Unrealized gain on derivatives held by affiliates,, Tax	0		0	0
Unrealized gain on derivatives held by affiliatess, Net Of Tax	2.5		0.2	0.6
Foreign currency translation adjustment, before Tax	(204.5)	[1]	23.4	282.9
Foreign currency translation adjustment, Tax	0		0	0
Foreign currency translation adjustment, Net of Tax	(204.5)		23.4	282.9
Total components of other comprehensive income (Loss), before Tax	(285.1)	[1]	68.4	238.6
Total components of other comprehensive income (Loss), Tax	(16.5)		13.1	(10.1)
Total components of other comprehensive income (Loss), Net of Tax	(268.5)		55.3	248.7
Noncontrolling Interest [Member]
Defined benefit pension plans, Net of Tax	0		0	0
Unrealized gain on derivatives, Net of Tax	0		0	0
Unrealized gain on derivatives held by affiliatess, Net Of Tax	0		0	0
Foreign currency translation adjustment, Net of Tax	(0.1)		(0.1)	0.2
Total components of other comprehensive income (Loss), Net of Tax	$ (0.1)		$ (0.1)	$ 0.2

[1]	Rounding may impact summation of amounts.

Operations and Summary of Significant Accounting Policies - Financial Instruments (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Notional Amount of Foreign Currency Derivatives	$ 1,232.7	$ 1,113.4
6 7/8percent Senior Subordinated Notes Due April 15, 2014 [Member]
Long-term Debt, Fair Value		271.7
Long-term Debt, Gross	0	267.7
1 3/4% Convertible Senior Subordinated Notes Due December 31, 2033 [Member]
Long-term Debt, Fair Value		325.1
Long-term Debt, Gross	0	161
1 1/4% Convertible Senior Subordinated Notes Due December 15, 2036 [Member]
Long-term Debt, Fair Value	252.4	277.1
Long-term Debt, Gross	183.4	175.2
4 1/2percent Senior Unsecured Term Loan Due May 2, 2016 [Member]
Long-term Debt, Gross	259.4	0
5 7/8% Senior Notes due 2021 [Member]
Long-term Debt, Fair Value	298.9
Long-term Debt, Gross	300
Foreign Exchange Forward [Member]
Unrealized Gain (Loss) on Derivatives	(4.9)	5.6
Not Designated as Hedging Instrument [Member] | Foreign Exchange Forward [Member]
Unrealized Gain (Loss) on Derivatives	(1.1)	3.4
Designated as Hedging Instrument [Member] | Foreign Exchange Forward [Member]
Unrealized Gain (Loss) on Derivatives	$ (5.4)	$ 1.7

Acquisitions (Narrative) (Details) In Millions, unless otherwise specified	12 Months Ended				0 Months Ended	12 Months Ended		12 Months Ended		0 Months Ended			0 Months Ended	10 Months Ended	12 Months Ended			0 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Nov. 30, 2011 USD ($)	Jan. 03, 2011 Corporate Joint Venture [Member] AGCO-Amity JV [Member] USD ($)	Dec. 31, 2011 Corporate Joint Venture [Member] AGCO-Amity JV [Member] USD ($)	Mar. 03, 2011 Corporate Joint Venture [Member] AGCO-Amity JV [Member] USD ($)	Dec. 31, 2011 GSI Holdings Corp. [Member] USD ($)	Nov. 30, 2011 GSI Holdings Corp. [Member] USD ($)	Nov. 30, 2011 Dafeng [Member] USD ($)	Dec. 31, 2011 Dafeng [Member] USD ($)	Nov. 30, 2011 Dafeng [Member] CNY	Mar. 03, 2011 Laverda [Member] EUR (€)	Dec. 31, 2011 Laverda [Member]	Dec. 31, 2011 Laverda [Member] USD ($)	Dec. 31, 2011 Laverda [Member] EUR (€)	Mar. 03, 2011 Laverda [Member] USD ($)	Dec. 15, 2010 Sparex Holdings Ltd [Member] GBP (£)	Dec. 31, 2010 Sparex Holdings Ltd [Member] USD ($) countries	Dec. 31, 2010 Sparex Holdings Ltd [Member] GBP (£)	Dec. 31, 2011 5 7/8% Senior Notes due 2021 [Member] GSI Holdings Corp. [Member] USD ($)
Company acquired, purchase price							$ 25		$ 932.2	$ 27		172	€ 63.8				$ 88.3		$ 81.5	£ 51.6
Cash acquired, net					5					17.1			1.2					2.7
Proceeds from issuance of Senior Notes used for acquisition								300
Amount of purchase price paid								929.7
Deferred income tax provision (benefit)	(127.6)	2.9	(21.9)					149.3
Indebtedness of Company acquired				41.1	6.2				303.1
Company acquired, percent					50.00%					80.00%							50.00%
Ownership percentage after business acquisition														100.00%
Intangible assets acquired	519								438.5										28.6
Goodwill acquired									533.9										25.9
Gain on business acquisition															0.7
Intangible assets acquired percent						100.00%
Global distribution of accessories and equipment replacement in countries																			17	17
Fair value of noncontrolling interest						30					4.6
Fair Value of Assets Acquired															74.2	53.6
Debt principal amount																					300
Business Combination, Pro Forma Information, Revenue of Acquiree since Acquisition Date, Actual	249.4
Business Combination, Pro Forma Information, Earnings or Loss of Acquiree since Acquisition Date, Actual	$ 2.5

Acquisitions (Schedule of Purchase Price Allocation) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Nov. 30, 2011
Current assets:
Intangible assets, net	$ 519
Current liabilities:
Total liabilities assumed		41.1
GSI Holdings Corp. [Member]
Current assets:
Cash and cash equivalents		27.9
Accounts receivable, net		63.1
Inventories, net		71.7
Deferred tax assets		53.3
Total current assets acquired		216
Property, plant and equipment, net		72
Intangible assets, net		438.5
Goodwill		533.9
Other noncurrent assets		2.8
Total assets acquired		1,263.2
Current liabilities:
Accounts payable		107.9
Other current liabilities		25.7
Total current liabilities assumed		133.6
Deferred tax liabilities		164.1
Other noncurrent liabilities		5.4
Total liabilities assumed		303.1
Net assets acquired		$ 960.1

Acquisitions (Schedule Of Acquired Other Identifiable Intangible Assets) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2011 Distribution Rights [Member] years	Dec. 31, 2011 Unpatented Technology [Member] years	Dec. 31, 2011 Use Rights [Member] years	Dec. 31, 2011 Tradenames And Trademarks [Member] years	Nov. 30, 2011 GSI Holdings Corp. [Member]	Dec. 31, 2010 Sparex Holdings Ltd [Member]	Dec. 31, 2010 Sparex Holdings Ltd [Member] Customer Relationships [Member] years	Dec. 31, 2010 Sparex Holdings Ltd [Member] Tradenames And Trademarks [Member] years
Intangible assets acquired	$ 519	$ 394	$ 36.5	$ 8.5	$ 80	$ 438.5	$ 28.6	$ 23.8	$ 4.8
Intangible assets acquired, weighted average useful life, in years		14	13	45	17			12	30

Acquisitions (Schedule of Goodwill) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Goodwill [Line Items]
Goodwill recorded associated with acquisition	$ 606.6
North America [Member]
Goodwill [Line Items]
Goodwill recorded associated with acquisition	412.8
South America [Member]
Goodwill [Line Items]
Goodwill recorded associated with acquisition	38.3
Europe/ Africa/ Middle East [Member]
Goodwill [Line Items]
Goodwill recorded associated with acquisition	67.2
Rest of World [Member]
Goodwill [Line Items]
Goodwill recorded associated with acquisition	$ 88.3

Acquisitions (Summarized Data Of the Result Of Operations) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Net sales	$ 9,512.7	$ 7,939.9
Net income attributable to AGCO Corporation and subsidiaries	$ 626.6	$ 210.4
Basic net income per share attributable to AGCO Corporation and subsidiaries	$ 6.55	$ 2.27
Diluted net income per share attributable to AGCO and subsidiaries	$ 6.39	$ 2.18

Restructuring and Other Infrequent Expenses (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Restructuring Cost and Reserve [Line Items]
Restructuring and other infrequent expenses	$ (0.7)	$ 4.4	$ 13.2
Employee Severance [Member]
Restructuring Cost and Reserve [Line Items]
Reversal of previously accrued payments	(0.9)
European and North American Manufacturing and Administrative Headcount Reductions [Member] | Severance and Related Costs [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring charges		2.2	12.9
European and North American Manufacturing and Administrative Headcount Reductions [Member] | Employee Severance [Member]
Restructuring Cost and Reserve [Line Items]
Accrued restructuring reserve	0.3	1.5
Number of employees terminated		611
Employees expected to be terminated	653
Severance costs paid	0.6
Employees expected to be terminated in the first quarter 2012	2
European and North American Manufacturing and Administrative Headcount Reductions [Member] | Employee Severance [Member] | France [Member]
Restructuring Cost and Reserve [Line Items]
Severance costs	0.2
Randers, Denmark Closure [Member] | Facility Closing [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring charges		2.2	0.4
Number of employees terminated		79
Severance costs paid	$ 0.8	$ 1.9

Accounts Receivable Sales Agreements And Securitization Facilities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Loss on sales of receivables	$ 22	$ 16.1	$ 15.6
Outstanding funding received from receivable securitization	62	50.2
United States and Canada [Member]
Net cash received from receivables sold	517.5	531.2
Europe [Member]
Net cash received from receivables sold	$ 310	$ 169.2

Investments in Affiliates (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended				12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Mar. 03, 2011 Laverda [Member]	Dec. 31, 2011 Retail Finance Joint Venture [Member]	Dec. 31, 2010 Retail Finance Joint Venture [Member]	Dec. 31, 2009 Retail Finance Joint Venture [Member]	Dec. 31, 2011 Manufacturing and Other Joint Ventures [Member]	Dec. 31, 2010 Manufacturing and Other Joint Ventures [Member]	Dec. 31, 2009 Manufacturing and Other Joint Ventures [Member]	Dec. 31, 2011 Manufacturing Joint Ventures [Member]	Dec. 31, 2010 Manufacturing Joint Ventures [Member]	Dec. 31, 2011 Other Joint Ventures [Member]	Dec. 31, 2010 Other Joint Ventures [Member]
Schedule of Equity Method Investments [Line Items]
Investment in affiliates	$ 346.3	$ 398	$ 353.9		$ 322.2	$ 305.7					$ 14.3	$ 82.5	$ 9.8	$ 9.8
Company acquired, percent				50.00%
Equity in net earnings of affiliates	48.9	49.7	38.7		43.6	43.4	36.4	5.3	6.3	2.3
Equity Method Investment, Summarized Financial Information [Abstract]
Total assets	7,738.4	7,092.8
Total liabilities	7,080.8	6,469
Partners��� equity	657.6	623.8
Equity Method Investment, Summarized Financial Information, Income Statement [Abstract]
Revenues	364.2	352.9	335.8
Costs	220.5	212.2	229
Income before income taxes	143.7	140.7	106.8
Receivables from affiliates	122.9	106.3	70.3
Retained Earnings, Undistributed Earnings from Equity Method Investees	$ 208.2	$ 184.9

Income Taxes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes [Line Items]
Undistributed earnings of foreign subsidiaries	$ 2,700
Chane in valuation allowance	(116.7)	0.8	(32.7)
Net deferred tax assets (liabilities)	(13.4)	(6.4)
Valuation allowance	145.8	262.5
Net operating loss carryforwards	685.5
Net operating loss carryforwards not subject to expiration	482.2
Income taxes paid	116.4	88.3	67.8
Unrecognized income tax benefits that would affect effective tax rate	71.1	48.2
Accrued or deferred taxes relating to uncertain income tax positions	23	14.2
Accrued interest and penalties relating to unrecognized tax benefits	7.6	5.2
Net impact of movements in gross unrecognized tax benefits reserves on income statement		21.7
Internal Revenue Service (IRS) [Member]
Income Taxes [Line Items]
Chane in valuation allowance	149.3
Net operating loss carryforwards	335.4
Foreign [Member]
Income Taxes [Line Items]
Net operating loss carryforwards	350.1
United Kingdom [Member]
Income Taxes [Line Items]
Tax contingency reserves reclassified to gross unrecognized tax benefits reserves		5
2012 [Member]
Income Taxes [Line Items]
Net operating loss carryforwards, by expiration date	1.1
2014 [Member]
Income Taxes [Line Items]
Net operating loss carryforwards, by expiration date	0.4
More than Three and within Four Years from Balance Sheet Date [Member]
Income Taxes [Line Items]
Net operating loss carryforwards, by expiration date	69
2016 [Member]
Income Taxes [Line Items]
Net operating loss carryforwards, by expiration date	132.8
Foreign Tax Assets [Member]
Income Taxes [Line Items]
Chane in valuation allowance			$ 39.5

Income Taxes (Schedule of Income before Income Tax, Domestic and Foreign) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Sources of income (loss) before income taxes and equity in net earnings of affiliates
United States	$ 1.6	$ (53.5)	$ (29.7)
Foreign	559.4	328.4	184.1
Income before income taxes and equity in net earnings of affiliates	$ 561	$ 274.9	$ 154.4

Income Taxes (Schedule of Components of Income Tax Expense (Benefit)) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Current:
United States - Federal	$ (6.1)	$ (7.1)	$ (4)
United States - State	0	0	0.2
Foreign	158.3	108.6	83.4
Current income tax expense (benefit)	152.2	101.5	79.6
Deferred:
United States - Federal	(148.9)	0.1	(0.4)
United States - State	0	0	0
Foreign	21.3	2.8	(21.5)
Deferred income tax expense (benefit)	(127.6)	2.9	(21.9)
Income tax provision	$ 24.6	$ 104.4	$ 57.7

Income Taxes (Schedule of Effective Income Tax Rate Reconciliation) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Effective Income Tax Rate, Continuing Operations, Tax Rate Reconciliation [Abstract]
United States federal statutory rate	35.00%	35.00%	35.00%
Provision for income taxes at United States federal statutory rate of 35%	$ 196.3	$ 96.2	$ 53.9
State and local income taxes, net of federal income tax benefit	1.4	(0.9)	0.7
Taxes on foreign income which differ from the United States statutory rate	(31.8)	(4)	16.4
Tax effect of permanent differences	(13.5)	(10.2)	20.7
Change in valuation allowance	(150.7)	0.7	(38.8)
Change in tax contingency reserves	23.1	21.7	3.3
Other	(0.2)	0.9	1.5
Income tax provision	$ 24.6	$ 104.4	$ 57.7

Income Taxes (Schedule of Deferred Tax Assets and Liabilities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Deferred Tax Assets:
Net operating loss carryforwards	$ 181.6	$ 210.7
Sales incentive discounts	44.7	41.1
Inventory valuation reserves	24.5	18.4
Pensions and postretirement health care benefits	93.7	74.5
Warranty and other reserves	127.5	88.1
Other	26.2	33.6
Total gross deferred tax assets	498.2	466.4
Valuation allowance	145.8	262.5
Total net deferred tax assets	352.4	203.9
Deferred Tax Liabilities:
Tax over book depreciation and amortization	338.1	178.3
Other	27.7	32
Total deferred tax liabilities	365.8	210.3
Net deferred tax assets (liabilities)	(13.4)	(6.4)
Amounts recognized in Consolidated Balance Sheets:
Deferred tax assets - current	142.7	52.6
Deferred tax assets - noncurrent	37.6	58
Other current liabilities	1.4	13.1
Other noncurrent liabilities	192.3	103.9
Net deferred tax assets (liabilities)	$ (13.4)	$ (6.4)

Income Taxes (Summary of Income Tax Contingencies) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Gross unrecognized tax benefits:
Gross unrecognized income tax benefits	$ 48.2	$ 21.8
Additions for tax positions of the current year	18.9	17.3
Additions for tax positions of prior years	9.7	10.3
Reductions for tax positions of prior years for:
Changes in judgments	(1.5)	0
Settlements during the period	0	0
Lapses of applicable statute of limitations	(2.5)	(0.8)
Foreign Currency Translation Adjustment, Description	-1.7	-.4
Gross unrecognized income tax benefits	$ 71.1	$ 48.2

Indebtedness (Narrative) (Details)	12 Months Ended					12 Months Ended								0 Months Ended	12 Months Ended			12 Months Ended			12 Months Ended		12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Dec. 31, 2011 Interest Accrual, Option Two [Member]	Dec. 31, 2011 Interest Accrual, Option Three [Member]	Dec. 31, 2011 Conversion Event, One [Member]	Dec. 31, 2011 Conversion Event, Two [Member]	Dec. 31, 2011 Minimum [Member]	Dec. 31, 2010 Minimum [Member] Interest Accrual, Option One [Member]	Dec. 31, 2010 Minimum [Member] Interest Accrual, Option Two [Member]	Dec. 31, 2011 Maximum [Member]	Dec. 31, 2010 Maximum [Member] Interest Accrual, Option One [Member]	Dec. 31, 2010 Maximum [Member] Interest Accrual, Option Two [Member]	May 02, 2011 6 7/8% Senior Subordinated Notes Due April 15, 2014 [Member] EUR (€)	Dec. 31, 2011 6 7/8% Senior Subordinated Notes Due April 15, 2014 [Member] USD ($)	Dec. 31, 2011 Multi-currency Revolving Credit Facility [Member] USD ($)	Dec. 31, 2010 Multi-currency Revolving Credit Facility [Member] USD ($)	Dec. 31, 2011 Term Loan Facility [Member] USD ($)	Dec. 31, 2011 Term Loan Facility [Member] Future Periodic Payment [Member] USD ($)	Dec. 31, 2011 Term Loan Facility [Member] Rabobank [Member] EUR (€)	Dec. 31, 2011 1 1/4% Convertible Senior Subordinated Notes Due December 15, 2036 [Member] USD ($)	Dec. 31, 2010 1 1/4% Convertible Senior Subordinated Notes Due December 15, 2036 [Member] USD ($)	Dec. 31, 2011 1 1/4% Convertible Senior Subordinated Notes Due December 15, 2036 [Member] Maximum [Member]	Dec. 31, 2011 1 3/4% Convertible Senior Subordinated Notes Due December 31, 2033 [Member] USD ($)	Dec. 31, 2010 1 3/4% Convertible Senior Subordinated Notes Due December 31, 2033 [Member] USD ($)	Dec. 31, 2011 5 7/8% Senior Notes due 2021 [Member] USD ($)	Dec. 31, 2011 Variable Basis, Additional Margin [Member] Minimum [Member] Interest Accrual, Option Three [Member]	Dec. 31, 2011 Variable Basis, Additional Margin [Member] Maximum [Member] Interest Accrual, Option Three [Member]
Effective interest rate	6.10%	6.10%	6.10%
Debt Instrument Discount Amortization Period	December 2013
Interest Paid	$ 47,100,000	$ 47,000,000	$ 51,100,000
Debt principal amount														200,000,000							201,300,000	201,300,000		0	161,000,000
Debt maturity date																					December��15, 2036
Convertible senior subordinated notes conversion price																					$ 40.73			$ 22.36
Convertible senior subordinated notes, conversion rate																					24.5525		31.9183	44.7193
Convertible senior subordinated notes principal amount																					1,000			1,000
Fundamental Change, Percentage of Parent's Common Stock Exchanged	50.00%
Fundamental Change, Percentage of Stock Received	90.00%
Lower limit for conversion rate adjustment, price per share																					$ 31.33
Upper limit for conversion rate adjustment, price per share																					$ 180
Additional make whole shares at lower limit																					7.3658
Additional make whole shares at upper limit																					0.0083
Closing sales price of common stock, maximum percentage						120.00%
Trading period of qualifying event						20 days	5 days
Trading period in which qualifying event must occur						30 days
Window for conversion							5 days
Price per note as a percentage of closing price of common stock to trigger potential conversion							98.00%
Convertible notes converted																								161,000,000	2,700,000
Shares issued in association with conversion																								3,926,574	60,986
Excess conversion value of the notes																								195,900,000	2,700,000
Extinguishment of debt																									37,500,000
Repayment of the principal of the notes total	161,000,000	60,800,000	0																						58,100,000
Excess conversion value paid for notes																									21,100,000
Gain (loss) on extinguishment of debt due to conversion of note																									(100,000)
Principal of notes converted																									2,700,000
Proceeds from issuance of long-term debt	1,676,900,000	71,400,000	282,300,000																							296,600,000
Convertible senior subordinated notes redeemed of the principal amount percent														101.15%
Loss on extinguishment of notes															(3,100,000)										(200,000)
Write-off of unamortized deferred debt issuance costs associated with the redemption of notes															1,200,000
Maximum borrowing capacity on line of credit facility	1,000,000,000	300,000,000														600,000,000	300,000,000	400,000,000		200,000,000
Periodic payment required on term loan																		5,000,000	10,000,000
Margin on variable rate				0.50%	1.00%			1.00%	1.00%	0.00%	2.00%	1.75%	0.50%														0.00%	0.50%
Credit Facility	665,000,000	0
Deferred costs associated with debt issuance																										14,800,000
Remaining borrowing capacity on line of credit facility	335,000,000	290,200,000
Outstanding letters of credit	$ 15,600,000	$ 9,800,000

Indebtedness (Components Of Indebtedness) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Credit Facility	$ 665	$ 0
Securitization facilities	0	(113.9)
Other long-term debt	62	0.2
Total indebtedness	1,469.8	718
Less: Current portion of long-term debt	(60.1)	(0.1)
Convertible senior subordinated notes	0	(161)
Total indebtedness, less current portion	1,409.7	443
6 7/8% Senior Subordinated Notes Due April 15, 2014 [Member]
Convertible senior subordinated notes amount	0	267.7
Debt Instrument, Interest Rate, Stated Percentage	6.88%	6.88%
Notes, Due 2021 [Member]
Convertible senior subordinated notes amount	300	0
Debt Instrument, Interest Rate, Stated Percentage	5.88%	5.88%
4 1/2% Senior Unsecured Term Loan Due May 2, 2016 [Member]
Convertible senior subordinated notes amount	259.4	0
Debt Instrument, Interest Rate, Stated Percentage	4.50%	4.50%
1 1/4% Convertible Senior Subordinated Notes Due December 15, 2036 [Member]
Convertible senior subordinated notes amount	183.4	175.2
Debt Instrument, Interest Rate, Stated Percentage	1.25%	1.25%
1 3/4% Convertible Senior Subordinated Notes Due December 31, 2033 [Member]
Convertible senior subordinated notes amount	0	161
Debt Instrument, Interest Rate, Stated Percentage	1.75%	1.75%
Securitization Facilities [Member]
Securitization facilities	$ 0	$ (113.9)

Indebtedness (Maturities of Long-term Debt) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Aggregate scheduled maturities of long-term debt, excluding current maturities
2013	$ 21.9
2014	22.1
2015	41.3
2016	825.7
2017	0
Thereafter	498.7
Total indebtedness, less current portion	$ 1,409.7	$ 443

Indebtedness (Carrying Amount Of The Convertible Senior Subordinated Notes) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
1 3/4% Convertible Senior Subordinated Notes Due December 31, 2033 [Member]
Carrying amount of the equity component	$ 0	$ 16.1
Principal amount of the liability component	0	161
Less: unamortized discount	0	0
Long-term Debt, Gross	0	161
1 1/4% Convertible Senior Subordinated Notes Due December 15, 2036 [Member]
Carrying amount of the equity component	54.3	54.3
Principal amount of the liability component	201.3	201.3
Less: unamortized discount	17.9	26.1
Long-term Debt, Gross	$ 183.4	$ 175.2

Indebtedness (Interest Expense Recognized On Convertible Senior Subordinated Notes) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
1 3/4% Convertible Senior Subordinated Notes Due December 31, 2033 [Member]
Interest expense	$ 0.9	$ 10.8	$ 11.3
1 1/4% Convertible Senior Subordinated Notes Due December 15, 2036 [Member]
Interest expense	$ 10.7	$ 10.2	$ 9.8

Employee Benefit Plans (Narrative) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 GIMA [Member]	Dec. 31, 2011 Pension and Other Postretirement Benefit Plans [Member]	Dec. 31, 2010 Pension and Other Postretirement Benefit Plans [Member]	Dec. 31, 2011 Pension Benefits [Member]	Dec. 31, 2010 Pension Benefits [Member]	Dec. 31, 2011 U.S. Based Pension Benefit Plans [Member]	Dec. 31, 2010 U.S. Based Pension Benefit Plans [Member]	Dec. 31, 2011 Non-U.S. Pension Benefit Plans [Member]	Dec. 31, 2011 U.K. Pension Plans, Defined Benefit [Member]	Dec. 31, 2010 U.K. Pension Plans, Defined Benefit [Member]	Dec. 31, 2010 U.K. Pension Plans, Defined Benefit [Member] GIMA and Fella's [Member]	Dec. 31, 2011 U.K. Pension Plans, Defined Benefit [Member] GIMA [Member]	Dec. 31, 2010 U.K. Pension Plans, Defined Benefit [Member] GIMA [Member]	Dec. 31, 2011 U.K. Pension Plans, Defined Benefit [Member] Fella's [Member]	Dec. 31, 2010 U.K. Pension Plans, Defined Benefit [Member] Fella's [Member]	Dec. 31, 2011 Postretirement Benefits [Member]	Dec. 31, 2010 Postretirement Benefits [Member]	Dec. 31, 2011 U.S Based Postretirement Health Care and Life Insurance Benefit Plans [Member]	Dec. 31, 2011 Brazilian Postretirement Benefit Obligation, Defined Benefit [Member]	Dec. 31, 2011 ENPP [Member] years	Dec. 31, 2010 ENPP [Member]	Mar. 03, 2011 Laverda [Member]
Accrued expenses	$ 1,080.6	$ 883.1				$ 4.1	$ 3.2
Net actuarial loss						299.3	234.9											9.4	6.7			6.9	3
Net prior service (credit) cost						(0.3)	(1.2)											0.1	(0.2)			6.5	2.6
Net actuarial (gain) loss that will be amortized from accumulated other comprehensive loss						9.4												0.4				0.3
Net prior service (credit) cost that will be amortized from accumulated other comprehensive loss						0.1												(0.2)				0.9
Aggregate projected benefit obligation				790.8	735.4			49.7	47.5
Accumulated benefit obligation				714.9	669.5			49.7	47.5
Fair value of plan assets				514.1	521.9			33.5	35.9
Reduction in equity											308.5	240.2	0.9	0.8								13.4	5.6
Tax effect of benefit plans											82.3	67.3	0.3	0.2
Percentage of joint venture's unrecognized net actuarial losses and unrecognized prior service cost			50.00%												50.00%
Percentage of joint venture's unrecognized actuarial losses																100.00%	50.00%
Business Acquisition, Percentage of Voting Interests Acquired																								50.00%
Expected minimum contribution in 2012								4.3												1.8	0.1
Expected minimum contributions for underfunded plans and benefit payments for underfunded plans in 2012										31.3	20.7
Benefit and settlement payments made						47.3
Benefit payments made						$ 46.7	$ 44.7											$ 1.6	$ 1.9			$ 0.8	$ 0.8
Period over which retirement benefits are paid																						15 years
Period considered when determining retirement benefits																						3 years
Minimum age for vesting																						50
Minimum service period to vest																						5 years
Minimum participation period to qualify for payment																						10 years
Minimum age to receive benefits																						65

Employee Benefit Plans (Net Pension And Postretirement Cost) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
ENPP [Member]
Service cost	$ 1.8	$ 1.4	$ 1.2
Interest cost	1	0.9	0.8
Amortization of net actuarial loss	0.1	0	(0.1)
Amortization of prior service credit	0.6	0.5	0.5
Net pension and postretirement cost	3.5	2.8	2.4
Weighted average discount rate	5.40%	5.50%	6.25%
Rate of increase in future compensation	5.00%	5.00%	5.00%
Pension Benefits [Member]
Service cost	14.4	15.2	8.8
Interest cost	40.1	38.4	36.7
Expected return on plan assets	(37.1)	(32.8)	(29.5)
Amortization of net actuarial loss	6.4	8.6	6.5
Amortization of prior service credit	(0.2)	2.2	(0.2)
Settlement loss	0.1	0	0.1
Special termination benefits and other	0.2	0.1	0
Net pension and postretirement cost	23.9	31.7	22.4
Weighted average discount rate	5.60%	5.70%	6.60%
Postretirement Benefits [Member]
Service cost	0.1	0.1	0.1
Interest cost	1.6	1.5	1.7
Amortization of prior service credit	(0.3)	(0.3)	(0.3)
Amortization of unrecognized net loss	0.3	0.2	0.3
Net pension and postretirement cost	$ 1.7	$ 1.5	$ 1.8
Weighted average discount rate	5.60%	5.65%	6.33%

Employee Benefit Plans (Assumptions for Pension and Postretirement Cost) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pension Benefits [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Weighted average discount rate	5.60%	5.70%	6.60%
Weighted average expected long-term rate of return on plan assets	7.00%	7.00%	7.00%
Pension Benefits [Member] | Minimum [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Rate of increase in future compensation	2.50%	2.50%	3.00%
Pension Benefits [Member] | Maximum [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Rate of increase in future compensation	4.50%	4.50%	4.00%
U.S. Based Pension Benefit Plans [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Weighted average discount rate	5.40%	5.50%	6.25%
Weighted average expected long-term rate of return on plan assets	8.00%	8.00%	8.00%

Employee Benefit Plans (Net Funded Status) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Amounts recognized in Consolidated Balance Sheets:
Pensions and postretirement health care benefits (noncurrent)	$ (298.6)	$ (226.5)
ENPP [Member]
Change in benefit obligation
Benefit obligation at beginning of year	20.5	16.5
Service cost	1.8	1.4	1.2
Interest cost	1	0.9	0.8
Actuarial loss (gain)	4	2.3
Amendments	4.5	0.2
Benefits Paid	(0.8)	(0.8)
Benefit obligation at end of year	31	20.5	16.5
Change in plan assets
Benefits Paid	(0.8)	(0.8)
Funded status	(31)	(20.5)
Unrecognized net actuarial loss	6.9	3
Unrecognized prior service (credit) cost	6.5	2.6
Accumulated other comprehensive loss	(13.4)	(5.6)
Net amount recognized	(31)	(20.5)
Amounts recognized in Consolidated Balance Sheets:
Other long-term asset	(30)	(19.6)
Other current liabilities	(1)	(0.9)
Pension Benefits [Member]
Change in benefit obligation
Benefit obligation at beginning of year	713.4	728.2
Service cost	14.4	15.2	8.8
Interest cost	40.1	38.4	36.7
Plan participants' contributions	1.8	1.6
Actuarial loss (gain)	41.6	(3.4)
Acquisitions	8.9	0
Amendments	0.7	3.3
Settlements	(0.6)	0
Curtailments	0	(0.5)
Benefits Paid	(46.7)	(44.7)
Special termination benefits and other	0.2	0.3
Foreign currency exchange rate changes	(7.9)	(25)
Benefit obligation at end of year	765.9	713.4	728.2
Change in plan assets
Fair value of plan assets at beginning of year	529.1	489.2
Actual return on plan assets	7.7	66.7
Employer Contributions	32.4	31.2
Plan participants' contributions	1.8	1.6
Benefits Paid	(46.7)	(44.7)
Settlements	(0.6)	0
Other	0	0.1
Foreign currency exchange rate changes	(2.9)	(15)
Fair value of plan assets at end of year	520.8	529.1	489.2
Funded status	(245.1)	(184.3)
Unrecognized net actuarial loss	299.3	234.9
Unrecognized prior service (credit) cost	(0.3)	(1.2)
Accumulated other comprehensive loss	(299)	(233.7)
Net amount recognized	(245.1)	(184.3)
Amounts recognized in Consolidated Balance Sheets:
Other long-term asset	0.2	0.5
Other current liabilities	(6.6)	(5)
Pensions and postretirement health care benefits (noncurrent)	(238.7)	(179.8)
Postretirement Benefits [Member]
Change in benefit obligation
Benefit obligation at beginning of year	28.8	28.1
Service cost	0.1	0.1	0.1
Interest cost	1.6	1.5	1.7
Actuarial loss (gain)	3	0.9
Benefits Paid	(1.6)	(1.9)
Special termination benefits and other	0.1	0
Foreign currency exchange rate changes	(0.2)	0.1
Benefit obligation at end of year	31.8	28.8	28.1
Change in plan assets
Fair value of plan assets at beginning of year	0	0
Employer Contributions	1.5	1.8
Benefits Paid	(1.6)	(1.9)
Other	0.1	0.1
Fair value of plan assets at end of year	0	0	0
Funded status	(31.8)	(28.8)
Unrecognized net actuarial loss	9.4	6.7
Unrecognized prior service (credit) cost	0.1	(0.2)
Accumulated other comprehensive loss	(9.5)	(6.5)
Net amount recognized	(31.8)	(28.8)
Amounts recognized in Consolidated Balance Sheets:
Other long-term asset	0	0
Other current liabilities	(1.9)	(1.7)
Pensions and postretirement health care benefits (noncurrent)	$ (29.9)	$ (27.1)

Employee Benefit Plans (Assumptions for Benefit Obligation) (Details)	Dec. 31, 2011	Dec. 31, 2010
Pension Benefits [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Weighted average discount rate	5.10%	5.60%
U.S. Based Pension Benefit Plans [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Weighted average discount rate	4.60%	5.40%
Postretirement Benefits [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Weighted average discount rate	4.80%	5.60%
ENPP [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Weighted average discount rate	4.60%	5.40%
Minimum [Member] | Pension Benefits [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Rate of increase in future compensation	2.50%	2.50%
Maximum [Member] | Pension Benefits [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Rate of increase in future compensation	4.50%	4.50%

Employee Benefit Plans (Asset Allocation) (Details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Asset Category
Target allocation, near-term benefit payments	32.00%
Target allocation, long-term growth	68.00%
Target allocation, equity securities	40.00%
Target allocation, fixed income securities	30.00%
Target allocation, alternative investments	30.00%
U.S. Based Pension Benefit Plans [Member]
Asset Category
Domestic fixed income securities	21.00%	22.00%
Other investments	29.00%	36.00%
Total	100.00%	100.00%
Target allocation, near-term benefit payments	20.00%
Target allocation, long-term growth	80.00%
Target allocation, fixed income securities	20.00%
Target allocation, alternative investments	25.00%
Average return on asset mix	7.85%
Defined Benefit Plan, Assumptions Used in Investment Strategy, Expected Return	7.75%
Weighted average expected long-term rate of return on plan assets	8.00%	8.00%	8.00%
Non-U.S. Pension Benefit Plans [Member]
Asset Category
Equity Securities	40.00%	41.00%
Domestic fixed income securities	36.00%	34.00%
Other investments	24.00%	25.00%
Total	100.00%	100.00%
Average return on asset mix	7.50%
U.K. Pension Plans, Defined Benefit [Member]
Asset Category
Weighted average expected long-term rate of return on plan assets	7.00%
Large and Small Cap Domestic [Member] | U.S. Based Pension Benefit Plans [Member]
Asset Category
Equity Securities	37.00%	28.00%
Target allocation, equity securities	40.00%
International Securities [Member] | U.S. Based Pension Benefit Plans [Member]
Asset Category
Equity Securities	13.00%	14.00%
Target allocation, equity securities	15.00%

Employee Benefit Plans (Fair Value of Plan Assets) (Details) (Pension Benefits [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	$ 520.8		$ 529.1	$ 489.2
Percentage of fixed income securities consisting of investment-grade corporate bonds	75.00%		23.00%
Percentage of fixed income securities consisting of foreign bonds			10.00%
Percentage of fixed income securities consisting of government treasuries	21.00%		42.00%
Percentage of fixed income securities consisting of other various fixed income securities	4.00%		25.00%
Percentage of alternative investments consisting of multi-strategy funds	23.00%		14.00%
Percentage of alternative investments consisting of long-short equity funds	17.00%		29.00%
Percentage of alternative investments consisting of event-driven funds	15.00%		14.00%
Percentage of alternative investments consisting of relative value funds	15.00%		12.00%
Percentage of alternative investments consisting of credit funds	13.00%		8.00%
Percentage of alternative investments consisting of hedged and non-hedged funds	17.00%		23.00%
Level 1 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	374.9		373.1
Level 2 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	5		10.9
Level 3 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	140.9		145.1	144.3
Equity Securities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	199.3		208.6
Equity Securities [Member] | Level 1 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	199.3		208.6
Global Equities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	128.1		140.5
Global Equities [Member] | Level 1 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	128.1		140.5
Non-U.S. Equities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	4.5		5.3
Non-U.S. Equities [Member] | Level 1 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	4.5		5.3
U.K. Equities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	57.5		53.8
U.K. Equities [Member] | Level 1 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	57.5		53.8
U.S. Large Cap Equities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	5.1		5.3
U.S. Large Cap Equities [Member] | Level 1 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	5.1		5.3
U.S. Small Cap Equities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	4.1		3.7
U.S. Small Cap Equities [Member] | Level 1 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	4.1		3.7
Fixed Income Securities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	175.6	[1]	164.5
Fixed Income Securities [Member] | Level 1 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	175.6	[1]	164.5
Aggregate Fixed Income [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	9.5		7.5
Aggregate Fixed Income [Member] | Level 1 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	9.5		7.5
International [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	166.1		157
International [Member] | Level 1 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	166.1		157
Cash and Cash Equivalents [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	5		10.9
Cash and Cash Equivalents [Member] | Level 2 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	5		10.9
Cash [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	5		10.9
Cash [Member] | Level 2 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	5		10.9
Alternative Investments [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	119.8	[2]	126.2
Alternative Investments [Member] | Level 3 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	119.8	[2]	126.2	127.6
Miscellaneous Funds [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	21.1		18.9
Miscellaneous Funds [Member] | Level 3 [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Total assets	$ 21.1		$ 18.9	$ 16.7

[1]	75% of "fixed income" securities are in investment-grade corporate bonds; 21% are in government treasuries; and 4% are in other various fixed income securities.
[2]	23% of "alternative investments" are in multi-strategy funds; 17% are in long-short equity funds; 15% are in event-driven funds; 15% are in relative value funds; 13% are in credit funds; and 17% are distributed in hedged and non-hedged funds.

Employee Benefit Plans (Reconciliation of Level 3 Assets) (Details) (Pension Benefits [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at beginning of year	$ 529.1		$ 489.2
Foreign currency exchange rate changes	(2.9)		(15)
Fair value of plan assets at end of year	520.8		529.1
Alternative Investments [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at end of year	119.8	[1]	126.2
Miscellaneous Investments [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at end of year	21.1		18.9
Level 3 [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at beginning of year	145.1		144.3
Actual return on plan assets relating to assets still held at reporting date	(2.4)		8.5
Actual return on plan assets relating to assets sold during period	(0.3)		0.4
Purchases, sales and/or settlements	15.2		(1.5)
Transfers in and/or out of Level 3	(15.6)		(2)
Foreign currency exchange rate changes	(1.1)		(4.6)
Fair value of plan assets at end of year	140.9		145.1
Level 3 [Member] | Alternative Investments [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at beginning of year	126.2		127.6
Actual return on plan assets relating to assets still held at reporting date	(4)		7.7
Actual return on plan assets relating to assets sold during period	(0.3)		0.4
Purchases, sales and/or settlements	13.9		(3.1)
Transfers in and/or out of Level 3	(15.6)		(2)
Foreign currency exchange rate changes	(0.4)		(4.4)
Fair value of plan assets at end of year	119.8	[1]	126.2
Level 3 [Member] | Miscellaneous Investments [Member]
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at beginning of year	18.9		16.7
Actual return on plan assets relating to assets still held at reporting date	1.6		0.8
Purchases, sales and/or settlements	1.3		1.6
Foreign currency exchange rate changes	(0.7)		(0.2)
Fair value of plan assets at end of year	$ 21.1		$ 18.9

[1]	23% of "alternative investments" are in multi-strategy funds; 17% are in long-short equity funds; 15% are in event-driven funds; 15% are in relative value funds; 13% are in credit funds; and 17% are distributed in hedged and non-hedged funds.

Employee Benefit Plans (One Percentage Point Change in Health Care Trend Rate) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Effect on service and interest cost, One percentage point increase	0.2
Effect on service and interest cost, One percentage point decrease	(0.2)
Effect on accumulated benefit obligation, One percentage point increase	3.4
Effect on accumulated benefit obligation, One percentage point decrease	(2.9)
U.S Based Postretirement Health Care and Life Insurance Benefit Plans [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Assumed health care cost trend rate	8.00%	8.50%
Eventual health care cost trend rate	5.00%	5.00%
Brazilian Postretirement Benefit Obligation, Defined Benefit [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Assumed health care cost trend rate	10.00%	10.00%
Eventual health care cost trend rate	5.50%	5.50%

Employee Benefit Plans Employee Benefit Plans (Expected Future Minimum Payments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Pension Benefits [Member]
Aggregate expected benefit payments
2012	$ 47.1
2013	45.9
2014	49
2015	50.2
2016	46.5
2017 through 2021	248.6
Total	487.3
Postretirement Benefits [Member]
Aggregate expected benefit payments
2012	1.9
2013	2.1
2014	2.1
2015	2.1
2016	2.2
2017 through 2021	11.5
Total	21.9
ENPP [Member]
Aggregate expected benefit payments
2012	1
2013	1.3
2014	1.3
2015	0.9
2016	1.1
2017 through 2021	13.6
Total	$ 19.2

Employee Benefit Plans (Defined Contribution Plans) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pension and Other Postretirement Benefit Expense [Abstract]
Defined Contribution Plan, Employer Discretionary Contribution Amount	$ 9.6	$ 9	$ 9.1

Common Stock (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Class of Stock [Line Items]
Common stock, shares authorized	150,000,000	150,000,000
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares outstanding	97,194,732	93,143,542
Stockholder Rights Plan, Right To Purchase Junior Cummulative Preferred Stock, Number Of Shares Per Common Stock	0.01
Stockholder Rights Plan Junior Cummulative Preferred Stock Par Value	$ 0.01
Stockholder rights plan, junior cummulative preferred stock purchase price, per one-hundredth	110
Stockholder Rights Plan, Exercise option Minimum Percentage of Common Stock Purchased by Acquirer	20.00%
Stockholder Rights Plan Junior Cummulative Preferred Stock Redemption Price Per Right	0.01
Two Thousand Six Plan [Member]
Class of Stock [Line Items]
Common Stock, Capital Shares Reserved for Future Issuance	5,400,000

Stock Incentive Plans (Narrative) (Details) (USD $)	12 Months Ended					12 Months Ended		12 Months Ended											12 Months Ended			12 Months Ended				0 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010	Dec. 31, 2009	Dec. 05, 2008	Dec. 06, 2007	Dec. 31, 2011 Amendment and Restatement of the 2006 Plan [Member]	Apr. 21, 2011 Amendment and Restatement of the 2006 Plan [Member]	Dec. 31, 2011 2006 Plan [Member] years	Dec. 31, 2010 2006 Plan [Member]	Dec. 31, 2009 2006 Plan [Member]	Dec. 31, 2011 2006 Long Term Incentive Plan [Member]	Dec. 31, 2011 Settled Stock Appreciation Rights [Member] years	Dec. 31, 2010 Settled Stock Appreciation Rights [Member]	Dec. 31, 2009 Settled Stock Appreciation Rights [Member]	Dec. 31, 2011 Director Restricted Stock Grants [Member]	Dec. 31, 2007 Director Restricted Stock Grants [Member]	Dec. 31, 2011 Director Restricted Stock Award Year One [Member]	Dec. 06, 2007 Director Restricted Stock Award Year One [Member]	Dec. 31, 2011 Director Restricted Stock Grants Year Two [Member]	Dec. 05, 2008 Director Restricted Stock Grants Year Two [Member]	Dec. 06, 2007 Director Restricted Stock Grants Year Two [Member]	Dec. 31, 2011 Minimum [Member] 2006 Long Term Incentive Plan [Member]	Dec. 31, 2011 Minimum [Member] 2006 Margin Incentive Plan [Member]	Dec. 31, 2011 Maximum [Member] 2006 Long Term Incentive Plan [Member]	Dec. 31, 2011 Maximum [Member] 2006 Margin Incentive Plan [Member]	Jan. 26, 2012 Issuance of share based compensation [Member] Settled Stock Appreciation Rights [Member]
Number of share approved for issuance						10,000,000									5,400,000
Share-based Compensation, Percentage of Target Award Which Participant May Earn																						33.00%	33.00%	200.00%	300.00%
Weighted average grant-date fair value of performance awards granted	$ 22.26	$ 14.49	$ 7.46					$ 52.73	$ 33.62	$ 21.55
Shares earned under the performance period								77,685
Shares Issued in Period								51,590
Shares Paid for Tax Withholding								26,095
Number of awards granted						818,361		672,492																		496,400
Additional number of share approved for issuance							5,000,000
Total compensation cost not yet recognized						$ 43,800,000						$ 5,000,000
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized, Period for Recognition						3
Employee Service Share Based Compensation, Retention Based Restricted Stock Awards																		2,000,000			2,000,000
Employee Service Share-based Compensation, Nonvested Retension-Based Restricted Stock Awards																		28,839		99,010
Restricted Stock Awards Percentage Vesting End of Second Year				25.00%
Restricted Stock Awards Percentage Vesting End of Third Year				25.00%	25.00%
Restricted Stock Awards Percentage Vesting End of Fourth Year					25.00%
Restricted Stock Awards Percentage Vesting End of Fifth Year				50.00%	50.00%
Stock compensation expense	24,600,000	13,600,000	8,300,000									2,600,000	2,500,000	2,300,000	900,000
Weighted average remaining contractual life of SSARs outstanding, in years												4
Weighted-average period for compensation cost expected to be recognized, in years								3				3
Total fair value of SSARs vested	2,200,000
Number of shares not vested	458,244											832,060	798,197
Total intrinsic value of outstanding SSARs	8,000,000
Total intrinsic value of exercisable SSARs		3,800,000
Total intrinsic value of SSARs exercised	3,500,000
Restricted stocks granted												164,425			16,560											295,400
Restricted common stocks issued															12,034
Options outstanding and exercisable	2,000	19,275
Weighted average option exercise price per share outstanding	$ 20.85
Weighted average remaining contractual life, in years	1
Outstanding and exercisable options aggregate intrinsic value	100,000
The total intrinsic value of options exercised	500,000	900,000	0
Cash received from stock option exercises	$ 300,000	$ 500,000	$ 0
Share-based Compensation Arrangement by Share-based Payment Award, Award Requisite Service Period											3 years												3 years		5 years
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period	4 years																5 years		4 years
Share-based Compensation, Number of retention based restricted stock awards																2

Stock Incentive Plans (Performance Award Transactions) (Details)	12 Months Ended
Dec. 31, 2011
Shares forfeited or unearned	0
2006 Plan [Member]
Shares awarded but not earned at January 1	1,916,254
Shares awarded	1,490,853
Shares forfeited or unearned	(1,199,126)
Shares earned	0
Shares awarded but not earned at December 31	2,207,981

Stock Incentive Plans (Weighted Average Grant-Date Fair Value Of SSARS And Assumptions Under Black-Scholes Option Model) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010 years	Dec. 31, 2009 years
Weighted average grant date fair value	$ 22.26	$ 14.49	$ 7.46
Expected life of awards (years)	5.5	5.5	5.5
Risk-free interest rate	1.90%	2.40%	1.60%
Expected volatility	49.70%	48.50%	45.30%
Expected dividend yield	0.00%	0.00%	0.00%

Stock Incentive Plans (SSAR Activity) (Details) (USD $)	12 Months Ended
Dec. 31, 2011
SSARs outstanding at December 31	458,244
Settled Stock Appreciation Rights [Member]
SSARs outstanding at January 1	798,197
SSARs granted	164,425
SSARs exercised	130,062
SSARs canceled or forfeited	(500)
SSARs outstanding at December 31	832,060
SSAR price ranges per share, canceled or forfeited	$ 56.98
Weighted average SSAR exercise prices per share, Granted	$ 51.53
Weighted average SSAR exercise prices per share, Exercised	$ 27.78
Weighted average SSAR exercise prices per share, Canceled or forfeited	$ 56.98
Weighted average SSAR exercise prices per share Outstanding at December 31	$ 36.78
Minimum [Member]
SSAR price ranges per share, Granted	$ 43.39
SSAR price ranges per share, Exercised	$ 21.45
Maximum [Member]
SSAR price ranges per share, Granted	$ 52.29
SSAR price ranges per share, Exercised	$ 37.38

Stock Incentive Plan (Schedule Of SSAR Exercise Price Range, Number Of Shares, Weighted Average Exercise Price And Remaining Contractual Lives) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011 years	Dec. 31, 2010
SSAR Number of Shares		832,060
SSAR Outstanding, Weighted Average Remaining Contractual Life (Years)	1
SSAR Weighted Average Exercise Price	$ 0
SSARs Exercisable, Exercisable as of December 31, 2011	373,816
SSARs Exercisable, Weighted Average Exercise Price	$ 35.59
$21.45 - $24.51 [Member]
Range of Exercise Prices, lower limit	$ 21.45
Range of Exercise Prices, upper limit	$ 23.8
SSAR Number of Shares		258,157
SSAR Outstanding, Weighted Average Remaining Contractual Life (Years)	3.8
SSAR Weighted Average Exercise Price	$ 21.68
SSARs Exercisable, Exercisable as of December 31, 2011	129,188
SSARs Exercisable, Weighted Average Exercise Price	$ 22.01
$26.00 - $37.38 [Member]
Range of Exercise Prices, lower limit	$ 29.23
Range of Exercise Prices, upper limit	$ 37.38
SSAR Number of Shares		307,891
SSAR Outstanding, Weighted Average Remaining Contractual Life (Years)	3.9
SSAR Weighted Average Exercise Price	$ 35
SSARs Exercisable, Exercisable as of December 31, 2011	168,016
SSARs Exercisable, Weighted Average Exercise Price	$ 36.37
$43.39 - $56.98 [Member]
Range of Exercise Prices, lower limit	$ 43.39
Range of Exercise Prices, upper limit	$ 56.98
SSAR Number of Shares		266,012
SSAR Outstanding, Weighted Average Remaining Contractual Life (Years)	5
SSAR Weighted Average Exercise Price	$ 53.51
SSARs Exercisable, Exercisable as of December 31, 2011	76,612
SSARs Exercisable, Weighted Average Exercise Price	$ 56.79

Stock Incentive Plans (Stock Option Transactions) (Details) (USD $)	12 Months Ended
Dec. 31, 2011
Options outstanding and exercisable at January 1	19,275
Options granted	0
Options exercised	(17,275)
Options canceled or forfeited	0
Options outstanding and exercisable at December 31	2,000
Weighted average option exercise prices per share, granted	$ 0
Weighted average option exercise prices per share, exercised	$ 15.78
Weighted average option exercise prices per share, canceled or forfeited	$ 0
Weighted average option exercise price per share outstanding at December 31	$ 20.85
Minimum [Member]
Options Granted PriceRange	$ 0
Options exercised price range	$ 15.12
Options Forfeitures and Expirations	$ 0
Maximum [Member]
Options Granted PriceRange	$ 0
Options exercised price range	$ 20.85
Options Forfeitures and Expirations	$ 0

Derivative Instruments And Hedging Activities (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative Instruments, Gain (Loss) [Line Items]
Number of countries where products sold	140
Notional amount of foreign currency contracts outstanding	$ 275.9	$ 111.1
Cash Flow Hedging [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Gain (loss) recorded in other comprehensive income (loss) reclassified to cost of goods sold	5.2	(3.1)	(14.5)
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax	(4.3)	1.2	(1.3)
Foreign Currency Contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Notional amount of foreign currency contracts outstanding classified as non-designated derivative instruments	956.8	1,002.3
Loss on derivative instruments not designated as hedging	13.6
Gain on derivative instruments not designated as hedging		$ 37.3	$ 51

Derivative Instruments And Hedging Activities (Summary Of Accumulated Other Comprehensive Loss Related To Derivatives) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative Instruments and Hedges, Assets [Abstract]
Accumulated derivative net gains, Before-Tax Amount, Beginning Balance	$ 1.7	$ (1.4)	$ (54.1)
Accumulated derivative net gains, Income Tax, Beginning Balance	0.5	(0.1)	(17.4)
Accumulated derivative net gains, After-Tax Amount, Beginning Balance	1.2	(1.3)	(36.7)
Net changes in fair value of derivatives, Before-Tax Amount	(1.5)	0	34.6
Net changes in fair value of derivatives, Income Tax	(1.3)	0.6	13.7
Net changes in fair value of derivatives, After-Tax Amount	(0.2)	(0.6)	20.9
Net gains reclassified from accumulated other comprehensive loss into income, Before-Tax Amount	(5.6)	3.1	18.1
Net gains reclassified from accumulated other comprehensive loss into income, Income Tax	(0.4)	0	3.6
Net gains reclassified from accumulated other comprehensive income into income, After-Tax Amount	(5.2)	3.1	14.5
Accumulated derivative net gains, Before-Tax Amount, Ending Balance	(5.4)	1.7	(1.4)
Accumulated derivative net gains, Income Tax, Ending Balance	(1.1)	0.5	(0.1)
Accumulated derivative net gains, After-Tax Amount, Ending Balance	$ (4.3)	$ 1.2	$ (1.3)

Derivative Instruments And Hedging Activities ( Fair Value Of Derivative Instruments) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Derivative Asset Fair Value	$ 7.3	$ 14.3
Derivative Liability Fair Value	12.2	8.7
Designated as Hedging Instrument [Member] | Foreign Currency Contracts [Member] | Other Current Assets [Member]
Derivative Asset Fair Value	0	2.3
Designated as Hedging Instrument [Member] | Foreign Currency Contracts [Member] | Other Current Liabilities [Member]
Derivative Liability Fair Value	4.3	0
Not Designated as Hedging Instrument [Member] | Foreign Currency Contracts [Member] | Other Current Assets [Member]
Derivative Asset Fair Value	7.3	12
Not Designated as Hedging Instrument [Member] | Foreign Currency Contracts [Member] | Other Current Liabilities [Member]
Derivative Liability Fair Value	$ 7.9	$ 8.7

Commitments And Contingencies (Details) In Millions, unless otherwise specified	12 Months Ended				12 Months Ended
	Dec. 31, 2011 USD ($)		Dec. 31, 2011 BRL	Dec. 31, 2010 USD ($)	Dec. 31, 2011 Operating Lease Expense [Member] USD ($)	Dec. 31, 2010 Operating Lease Expense [Member] USD ($)	Dec. 31, 2009 Operating Lease Expense [Member] USD ($)
Long Term Commitments [Abstract]
Interest Expense, Debt, Future Minimum Payments Due Current	$ 43.8	[1]
Interest Expense, Debt, Future Minimum Payments Due Within Two Years	43.4	[1]
Interest Expense, Debt, Future Minimum Payments Due Within Three Years	40.5	[1]
Interest Expense, Debt, Future Minimum Payments Due Within Four Years	40	[1]
Interest Expense, Debt, Future Minimum Payments Due Within Five Years	32.4	[1]
Interest Expense, Debt, Future Minimum Payments Due Thereafter	83.7	[1]
Interest Expense, Long-term Debt	283.8	[1]
Capital Leases, Future Minimum Payments Due, Current	2
Capital Leases, Future Minimum Payments Due in Two Years	1.6
Capital Leases, Future Minimum Payments Due in Three Years	0.6
Capital Leases, Future Minimum Payments Due in Four Years	0.4
Capital Leases, Future Minimum Payments Due in Five Years	0.2
Capital Leases, Future Minimum Payments Due Thereafter	0.1
Capital Leases, Future Minimum Payments Due	4.9
Operating Leases, Future Minimum Payments Due, Current	48
Operating Leases, Future Minimum Payments, Due in Two Years	34.9
Operating Leases, Future Minimum Payments, Due in Three Years	20.5
Operating Leases, Future Minimum Payments, Due in Four Years	15
Operating Leases, Future Minimum Payments, Due in Five Years	13.1
Operating Leases, Future Minimum Payments, Due Thereafter	51
Operating Leases, Future Minimum Payments Due	182.5
Unrecorded Unconditional Purchase Obligation, Due within One Year	67.9	[2]
Unrecorded Unconditional Purchase Obligation, Due within Two Years	3.5	[2]
Unrecorded Unconditional Purchase Obligation, Due within Three Years	2.3	[2]
Unrecorded Unconditional Purchase Obligation, Due within Four Years	1.2	[2]
Unrecorded Unconditional Purchase Obligation, Due within Five Years	0.9	[2]
Unrecorded Unconditional Purchase Obligation, Due after Five Years	0	[2]
Unrecorded Unconditional Purchase Obligation	75.8	[2]
Other Obligations Future Minimum Payments Due Current	64.6	[3]
Other Obligations Future Minimum Payments Due Within Two Years	31.9	[3]
Other Obligations Future Minimum Payments Due Within Three Years	28.2	[3]
Other Obligations Future Minimum Payments Due Within Four Years	34.6	[3]
Other Obligations Future Minimum Payments Due Within Five Years	32.9	[3]
Other Obligations Future Minimum Payments Due Thereafter	84.9	[3]
Other Obligations Future Minimum Payments	277.1	[3]
Contractual Cash Obligations, Future Minimum Payments Due Current	226.3
Contractual Cash Obligations Future Minimum Payments Due Within Two Years	115.3
Contractual Cash Obligations Future Minimum Payments Due Within Three Years	92.1
Contractual Cash Obligations Future Minimum Payments Due Within Four Years	91.2
Contractual Cash Obligations Future Minimum Payments Due Within Five Years	79.5
Contractual Cash Obligations Future Minimum Payments Due Thereafter	219.7
Contractual Cash Obligations Future Minimum Payments	824.1
Guarantees Future Expiration
Guarantees, Future Commitment Expiration, Expires Year One	128.7
Guarantees, Future Commitment Expiration, Expires Year Two	2.8
Guarantees, Future Commitment Expiration, Expires Year Three	1.9
Guarantees, Future Commitment Expiration, Expires Year Four	1
Guarantees, Future Commitment Expiration, Expires Year Five	0.2
Guarantees, Future Commitment Expiration, Expires Thereafter	0
Guarantees, Future Commitment Expiration	134.6
Guarantees [Abstract]
Company's purchase obligations under this arrangement	6
Guaranteed indebtedness owed to third parties	134.6
Notional Amount of Foreign Currency Derivatives	1,232.7			1,113.4
Other Cost and Expense, Operating					57.2	50.2	48.5
Loss Contingency [Abstract]
Outstanding balance of Brazilian VAT receivable	37.4			22.3
Tax disallowance not including interest and penalties	$ 48.6		90.6

[1]	Estimated interest payments are calculated assuming current interest rates over minimum maturity periods specified in debt agreements. Debt may be repaid sooner or later than such minimum maturity periods (unaudited).
[2]	Unconditional purchase obligations exclude routine purchase orders entered into in the normal course of business.
[3]	Other short-term and long-term obligations include estimates of future minimum contribution requirements under the Company���s U.S. and non-U.S. defined benefit pension and postretirement plans. These estimates are based on current legislation in the countries the Company operates within and are subject to change. Other short-term and long-term obligations also include income tax liabilities related to uncertain income tax positions connected with ongoing income tax audits in various jurisdictions (unaudited).

Related Party Transactions (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
PPG Industries, Inc. [Member]
Related Party Transaction [Line Items]
Expense for painting materials used in manufacturing paid to related party	$ 5.2	$ 3.6	$ 3.4
Rabobank [Member] | Co-venturer [Member]
Related Party Transaction [Line Items]
Ownership Interest of Co Venture	51.00%
Rabobank [Member] | Retail Finance Joint Venture [Member]
Related Party Transaction [Line Items]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures	$ 8.3	$ 25.4

Segment Reporting (Sales Information By Reportable Segments) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 segments	Dec. 31, 2010	Dec. 31, 2009
Number of reportable segments	4
Net sales	$ 8,773.2	$ 6,896.6	$ 6,516.4
Income from operations	610.3	324.2	218.7
Depreciation	151.9	135.9	118.8
Assets	3,653.5	2,960.5	2,721.6
Operating Segments [Member]
Net sales	8,773.2	6,896.6	6,516.4
Income from operations	744.8	432.6	329.4
Depreciation	151.9	135.9	118.8
Assets	3,653.5	2,960.5	2,721.6
Capital expenditures	300.4	167.1	206.6
North America [Member]
Net sales	1,770.6	1,489.3	1,442.7
Income from operations	90.9	49.5	21.9
Depreciation	28.5	24.9	24.1
Assets	861.4	597	583.9
Capital expenditures	59.3	27.9	33.3
South America [Member]
Net sales	1,871.5	1,753.3	1,167.1
Income from operations	143.1	161.7	64.6
Depreciation	20	19.4	15.7
Assets	585.5	557.3	515.1
Capital expenditures	40.4	21.9	29.4
Europe/ Africa/ Middle East [Member]
Net sales	4,681.7	3,364.4	3,602.8
Income from operations	479.4	207.2	224.5
Depreciation	98.3	86.9	76.2
Assets	1,895	1,628.2	1,419.3
Capital expenditures	189.6	112.5	142.8
Rest of World [Member]
Net sales	449.4	289.6	303.8
Income from operations	31.4	14.2	18.4
Depreciation	5.1	4.7	2.8
Assets	311.6	178	203.3
Capital expenditures	$ 11.1	$ 4.8	$ 1.1

Segment Reporting (Income From Operations And Total Assets) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Segment income from operations	$ 610.3	$ 324.2	$ 218.7
Corporate expenses	(90.6)	(72.7)	(71.3)
Stock compensation expense	(23)	(12.9)	(8.2)
Restructuring and other infrequent income (expense)	0.7	(4.4)	(13.2)
Amortization of intangibles	(21.6)	(18.4)	(18)
Segment income from operations	610.3	324.2	218.7
Segment assets	3,653.5	2,960.5	2,721.6
Cash and cash equivalents	724.4	719.9	651.4	506.1
Receivables from affiliates	122.9	106.3	70.3
Investment in affiliates	346.3	398	353.9
Deferred tax assets, other current and noncurrent assets	549.1	447.9	400.9
Intangible assets, net	666.5	171.6	166.8
Goodwill	1,194.5	632.7	634	587
Consolidated total assets	7,257.2	5,436.9	4,998.9
Operating Segments [Member]
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Segment income from operations	744.8	432.6	329.4
Segment income from operations	744.8	432.6	329.4
Segment assets	$ 3,653.5	$ 2,960.5	$ 2,721.6

Segment Reporting (Schedule of Revenue from External Customers Attributed to Foreign Countries by Geographic Area) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	$ 8,773.2	$ 6,896.6	$ 6,516.4
United States [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	1,363.7	1,151.4	1,103.6
Canada [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	315.6	253.5	250.8
Germany [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	1,067.3	746.2	838.4
France [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	825.1	563.4	733.6
United Kingdom and Ireland [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	449.5	333.9	330.8
Finland and Scandinavia [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	835.4	674	653
Other Europe [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	1,403.2	944.7	928.2
South America [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	1,851	1,739.5	1,155.6
Middle East and Africa [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	266.7	159	184.1
Asia [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	96.6	94.5	72.2
Australia and New Zealand [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	187.3	138.3	166.3
Mexico, Central America and Caribbean [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	$ 111.8	$ 98.2	$ 99.8

Segment Reporting (Revenue from External Customers by Products and Services) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue from External Customer [Line Items]
Sales Revenue, Goods, Net	$ 8,773.2	$ 6,896.6	$ 6,516.4
Tractors [Member]
Revenue from External Customer [Line Items]
Sales Revenue, Goods, Net	5,779.6	4,685.7	4,393.4
Combines [Member]
Revenue from External Customer [Line Items]
Sales Revenue, Goods, Net	610.8	397.7	377.3
Equipment [Member]
Revenue from External Customer [Line Items]
Sales Revenue, Goods, Net	345.2	304.1	252.2
Other Machinery and Equipment [Member]
Revenue from External Customer [Line Items]
Sales Revenue, Goods, Net	762.5	505.4	553.6
Replacement Parts [Member]
Revenue from External Customer [Line Items]
Sales Revenue, Goods, Net	$ 1,275.1	$ 1,003.7	$ 939.9

Segment Reporting (Schedule of Disclosure on Geographic Areas, Long-Lived Assets in Individual Foreign Countries by Country) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment and amortizable intangible assets	$ 1,797.7	$ 998.7
United States [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment and amortizable intangible assets	618.2	143.1
Finland [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment and amortizable intangible assets	173.2	178
Germany [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment and amortizable intangible assets	395.6	295.3
Brazil [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment and amortizable intangible assets	214.9	184.2
ITALY
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment and amortizable intangible assets	88.1	0.1
France [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment and amortizable intangible assets	65.8	62.2
Other [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment and amortizable intangible assets	$ 241.9	$ 135.8

Schedule II - Valuation and Qualifying Account (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Allowances for Sales Incentive Discounts [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at Beginning of Period	$ 98.7	[1]	$ 97.5	[1]	$ 125.1
Additions, Acquired Businesses	0		0		0
Additions, Charged (Credited) to Costs and Expenses	222.4		204.8		199.1
Deductions	(217.6)		(203.6)		(226.7)
Foreign Currency Translation	0		0		0
Balance at End of Period	103.5	[1]	98.7	[1]	97.5	[1]
Allowances for Doubtful Accounts [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at Beginning of Period	29.3		35		28.1
Additions, Acquired Businesses	12.4		0.6		0
Additions, Charged (Credited) to Costs and Expenses	4.3		0.1		7.1
Deductions	(7)		(5.4)		(6.7)
Foreign Currency Translation	(2.1)		(1)		6.5
Balance at End of Period	36.9		29.3		35
Accruals of Severance, Relocation and Other Integration Costs [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at Beginning of Period	2.2		8.2		0
Additions, Charged (Credited) to Costs and Expenses	0.2		4.9		13.2
Additions, Reversal of Accrual	(0.9)		(0.5)		0
Deductions	(1.4)		(9.9)		(5)
Foreign Currency Translation	0.2		(0.5)		0
Balance at End of Period	0.3		2.2		8.2
Deferred Tax Asset Valuation Allowance [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at Beginning of Period	262.5		261.7		294.4
Additions, Acquired Businesses	28.9		0.6		0
Additions, Charged (Credited) to Costs and Expenses	(144.3)	[2]	1.6	[2]	(38)	[2]
Deductions	0		0		0
Foreign Currency Translation	(1.3)		(1.4)		5.3
Balance at End of Period	145.8		262.5		261.7
Accrued Expenses [Member] | Allowances for Sales Incentive Discounts [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at End of Period	91.1	[1]	87.4	[1]
Accounts Receivable Allowances [Member] | Allowances for Sales Incentive Discounts [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at End of Period	12.4	[1]	11.3	[1]
Other Comprehensive Income [Member] | Deferred Tax Asset Valuation Allowance [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Additions, Charged (Credited) to Costs and Expenses	$ 6.4	[2]	$ 0.9	[2]	$ 0.8	[2]

[1]	As of December��31, 2011, approximately $91.1 million of this balance was recorded within ���Accrued expenses��� and approximately $12.4 million was recorded within ���accounts receivable allowances��� in the Company���s Consolidated Balance Sheets. As of December��31, 2010, approximately $87.4 million of this balance was recorded within ���Accrued expenses��� and approximately $11.3 million was recorded within ���accounts receivable allowances��� in the Company���s Consolidated Balance Sheets.
[2]	Amounts charged through other comprehensive income during the years ended December��31, 2011, 2010 and 2009 were $6.4 million, $0.9 million and $0.8 million, respectively.